UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(E)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
UPBOUND GROUP, INC.
(Name of Registrant as Specified in Its Charter)
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☐	Fee paid previously with preliminary materials.
☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UPBOUND GROUP, INC.
5501 Headquarters Drive
Plano, Texas 75024
Dear Fellow Stockholder:
It is our pleasure to invite you to attend the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Upbound Group, Inc. The 2026 Annual Meeting will be held on Tuesday, June 2, 2026, at 8:00 a.m., Central Time, at the Upbound Group, Inc. Field Support Center, which is located, along with our principal executive offices, at 5501 Headquarters Drive, Plano, Texas 75024.
In connection with the 2026 Annual Meeting, the attached Notice of Annual Meeting and Proxy Statement describe the business items we plan to address at the meeting. We also plan to have a question and answer session during which our stockholders will have the opportunity to ask questions of management regarding our business.
In accordance with the Securities and Exchange Commission’s “Notice and Access” model, we are furnishing proxy materials to our stockholders via the Internet. On or about April 21, 2026, we began mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable. We believe this process provides our stockholders with a convenient way to access the proxy materials and submit their proxies online, while allowing us to reduce our environmental impact as well as the costs of printing and distribution.
Your vote is very important, so we encourage you to review the information contained in the proxy materials and submit your proxy, regardless of the number of shares you own. It is important that beneficial owners of our common stock instruct their brokers on how they want to vote their shares. Please note that you will need the control number provided on your Notice of Internet Availability of Proxy Materials in order to submit your proxy online.
We look forward to seeing you on June 2, 2026.
Sincerely,
/s/ Jeffrey Brown Jeffrey Brown Chairman of the Board	/s/ Fahmi Karam Fahmi Karam Chief Executive Officer and Director

Notice of 2026 Annual Meeting of Stockholders
Tuesday, June 2, 2026
8:00 a.m., Central Time
The 2026 annual meeting of stockholders of Upbound Group, Inc. will be held on Tuesday, June 2, 2026, at 8:00 a.m., Central Time, at the Upbound Group, Inc. Field Support Center, which is located, along with our principal executive offices, at 5501 Headquarters Drive, Plano, Texas 75024, for the following purposes:
1.
To elect the seven directors nominated by our board of directors;

2.
To ratify the Audit & Risk Committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026;

3.
To conduct an advisory vote approving the compensation of the named executive officers for the year ended December 31, 2025, as set forth in the proxy statement;

4.
To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

5.
To approve the Upbound Group, Inc. 2026 Long-Term Incentive Plan; and

6.
To transact other business that properly comes before the meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached to, and made a part of, this notice. Our board of directors has fixed the close of business on April 7, 2026 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the 2026 Annual Meeting and at any and all adjournments or postponements thereof.
We are using the “Notice and Access” method of furnishing proxy materials to our stockholders via the Internet. Instructions on how to access and review the proxy materials on the Internet can be found on the Notice of Internet Availability of Proxy Materials (the “Notice”) mailed to stockholders of record on or about April 21, 2026. The Notice also contains instructions on how to receive a paper copy of the proxy materials.
Your vote is important, and whether or not you plan to attend the 2026 Annual Meeting, please vote as promptly as possible. We encourage you to submit your proxy via the Internet, as it is the most convenient and cost-effective method of voting. You may also submit your proxy by telephone or by mail (if you receive paper copies of the proxy materials or request a paper proxy card). Instructions regarding all three methods of voting are included in the Notice, the proxy card and the proxy statement.
Thank you in advance for voting and for your support of Upbound Group, Inc.
By Order of the Board of Directors,
/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President – General Counsel
and Corporate Secretary
Upbound Group, Inc.
5501 Headquarters Drive, Plano, Texas 75024
April 21, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2026
This Notice of Annual Meeting, the proxy statement and our annual report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”) (which we are distributing in lieu of a separate annual report to stockholders) are available on our website at investor.upbound.com, in the “Financials and Filings — Annual Reports and Proxies” subsection. Additionally, you may access the Notice of Annual Meeting, the proxy statement and the 2025 Form 10-K at www.proxyvote.com.

Proxy Statement
For the Annual Meeting of Stockholders
To Be Held on June 2, 2026
This proxy statement is furnished in connection with the solicitation of proxies by Upbound Group, Inc. on behalf of its board of directors (the “Board”), for the 2026 annual meeting of stockholders of the Company (the “2026 Annual Meeting”). In this proxy statement, references to “Upbound”, the “Company”, “we”, “us”, “our” and similar expressions refer to Upbound Group, Inc., unless the context of a particular reference provides otherwise. Although we refer to our website and other websites in this proxy statement, the information contained on our website or other websites is not a part of this proxy statement. The Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed on or about April 21, 2026 to stockholders of record as of April 7, 2026.
SUMMARY
This summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. For information regarding our 2025 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”).
Meeting Information
Date & Time: 8:00 a.m., Central Time, on Tuesday, June 2, 2026, or at such other time to which the meeting may be adjourned or postponed. References in this proxy statement to the 2026 Annual Meeting also refer to any adjournments, postponements or changes in time or location of the meeting, to the extent applicable.
Location: Upbound Group, Inc. Field Support Center, 5501 Headquarters Drive, Plano, Texas 75024.
Eligibility to Vote: You can vote if you were a stockholder of record at the close of business on April 7, 2026 by following the instructions set forth in this proxy statement.
Overview of Proposals
Proposal	Board Vote Recommendation
One: Election of Directors	FOR each Director Nominee
Two: Ratification of Auditors	FOR
Three: Advisory Vote on Executive Compensation	FOR
Four: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	ONE YEAR
Five: Approval of the Upbound Group, Inc. 2026 Long-Term Incentive Plan	FOR

UPBOUND GROUP, INC. - 2026 Proxy Statement1

Board Information
Board Nominees
The following table provides summary information about each director nominee who is nominated for election at the 2026 Annual Meeting. Each director nominee will serve a one-year term expiring at the 2027 annual meeting of stockholders and until such director’s successors are elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Additional information about each nominee, including the Board’s skills matrix, can be found under “Proposal One: Election of Directors” below.
As previously disclosed, Mitchell Fadel’s service on the Board ended upon his resignation as director and Chief Executive Officer of the Company on June 1, 2025, which was not due to any disagreement with the Company on any matters relating to the Company’s operations, practices or policies and, accordingly, Mr. Fadel is not one of the director nominees. On June 1, 2025, Fahmi Karam was appointed as a director and the Chief Executive Officer of the Company and, accordingly, Mr. Karam is one of the director nominees.
Name	Age	Director Since	Independent	Committee Memberships	Other Public Company Boards
Jeffrey Brown (Chairman)	65	2017	Yes	Audit & Risk (chair)	Medifast, Inc. (“Medifast”)(1)
Charu Jain	62	2024	Yes	Cybersecurity, Technology and Innovation (chair)	—
Fahmi Karam	47	2025	No	—	—
Molly Langenstein	62	2024	Yes	Compensation Cybersecurity, Technology and Innovation Nominating and Corporate Governance	Caleres, Inc.
Harold Lewis	65	2019	Yes	Audit & Risk Compensation	—
Glenn Marino	69	2020	Yes	Compensation (chair) Cybersecurity, Technology and Innovation Nominating and Corporate Governance	—
Carol McFate	73	2019	Yes	Audit & Risk Nominating and Corporate Governance (chair)	—

(1)
Medifast has disclosed that Mr. Brown will not stand for re-election at Medifast’s 2026 annual meeting of stockholders and, as a result, his service on the board of directors of Medifast will end on or around May 19, 2026. Mr. Brown is voluntarily stepping down in connection with Medifast’s cooperation agreement with Steamboat Capital Partners LLC.

Independent Directors
Other than our Chief Executive Officer (“CEO”), all members of the Board are independent as determined in accordance with applicable rules of Nasdaq and the Securities and Exchange Commission (the “SEC”) and as determined by our Board.
Board Leadership Structure; Independent Chairman
Our Board separates the roles of Chairman and Chief Executive Officer. Mr. Brown serves as Chairman, and Mr. Karam serves as our Chief Executive Officer.

2UPBOUND GROUP, INC. - 2026 Proxy Statement

Corporate Governance
General
Our Board has established corporate governance practices designed to serve the best interests of our Company and our stockholders, including:
•
a code of business conduct and ethics applicable to all of our Board members as well as our employees;

•
a majority voting standard in non-contested elections for directors;

•
annual elections for all directors;

•
a policy for the submission of complaints or concerns relating to accounting, internal accounting controls or auditing matters; and

•
procedures regarding stockholder communications with our Board and its committees.

Director Compensation
Under our current compensation program, our non-employee directors receive annual retainers, which are payable in cash unless the applicable director has elected to receive all or a portion of such amount in the form of deferred stock units (“DSUs”), as well as an annual DSU award under the Upbound Group, Inc. Amended 2021 Long-Term Incentive Plan (the “2021 Plan”) with a grant date value of  $145,000 for 2026. In addition, non-employee directors may elect to defer cash dividends otherwise payable on DSUs into additional DSUs. The Company provides a 25% matching contribution on deferrals of cash retainers and cash dividends into DSUs.
Our Chief Executive Officer, our only employee director, is not entitled to receive compensation for his service as a director.
Executive Compensation
Program Objectives
The objectives of our executive compensation program are to:
•
attract, retain and motivate senior executives with competitive compensation opportunities;

•
incentivize our executives to achieve our short-term and long-term strategic goals;

•
align our executive compensation program with the core values identified in our corporate mission statement;

•
reward achievement of our financial and non-financial business goals; and

•
align executive interests with those of our stockholders.

The Company’s compensation philosophy focuses on ensuring a competitive target total direct compensation (base salary, annual incentive opportunity and long-term incentive compensation opportunity) based on market data for compensation paid at similarly situated public companies in the retail and consumer finance sectors, which include companies in the Company’s Peer Group (as described under “Compensation Discussion and Analysis” below). The Compensation Committee ultimately exercises discretion to finalize pay levels based on numerous factors, including tenure, experience, historical performance and responsibilities.
The following are the primary forms of compensation currently utilized by the Compensation Committee in compensating our named executive officers:
•
base salary, which is paid in cash;

•
annual incentive compensation, which (to the extent earned for a particular year) is paid in cash and, for 2025, was based on (1) consolidated Adjusted EBITDA, (2) Acima segment revenue, and (3) Rent-A-Center segment revenue. For purposes of the annual incentive compensation, consolidated Adjusted EBITDA is calculated as net earnings before interest, taxes, stock-based compensation, depreciation and amortization, and the impacts of the annual incentive compensation expense, as adjusted for certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities (“Adjusted EBITDA”); and

•
long-term incentive compensation, which consists of  (1) restricted stock units which vest one-third each year over a three-year period, and (2) performance stock units which vest based solely on a relative total shareholder return metric over a three-year measurement period.

UPBOUND GROUP, INC. - 2026 Proxy Statement3

Pay for Performance; Relative Total Shareholder Return
Our executive compensation program directly links a substantial portion of executive compensation to our financial and stock price performance through both annual and long-term incentives.
The 2025 annual cash incentive program was based on (1) consolidated Adjusted EBITDA, (2) Acima segment revenue, and (3) Rent-A-Center segment revenue, and each named executive officer received an amount equal to 74% of the executive’s target bonus amount.
In 2023, our Compensation Committee granted eligible executive officers performance-based restricted stock units based on our relative Total Shareholder Return (“TSR”) as compared to the S&P 1500 Specialty Retail Index over a three-year measurement period, which ended December 31, 2025. Our relative TSR performance as compared to the S&P 1500 Specialty Retail Index for the three-year period ranked us 33 out of 49 companies in the S&P 1500 Specialty Retail Index, which resulted in the vesting of 50% of the target performance-based restricted stock units that were granted.
Equity Ownership Guidelines
We believe that our Board and our management should have a significant financial stake in the Company to ensure that their interests are aligned with those of our stockholders. To that end, our directors, Chief Executive Officer, executive vice presidents, senior vice presidents and vice presidents are subject to equity ownership guidelines.
Hedging and Pledging Restrictions
Our insider trading policy prohibits our directors, officers and employees from engaging in hedging, monetization or options transactions related to our securities or transactions involving any derivative security of the Company or similar instruments.
Our insider trading policy also prohibits the holding of securities of the Company in a margin account or pledging securities of the Company as collateral for a loan, in each case unless they are treated as non-marginable by the brokerage firm.
Clawback Policy
In accordance with the rules adopted by the SEC and Nasdaq, our Board has adopted an amended clawback policy effective as of December 1, 2023 that requires the Company to recover any compensation that is granted, earned or vested based wholly or in part upon the attainment of any financial reporting measure in the event that the Company is required to prepare a financial restatement to correct a material error (as described under “Compensation Discussion and Analysis — Policies and Risk Mitigation — Clawback Policy”). The clawback policy does not apply to compensation that is granted, earned or vested wholly upon continued service with the Company.

4UPBOUND GROUP, INC. - 2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING AND VOTING PROCEDURES
Who may vote?

Stockholders of record as of the close of business on April 7, 2026, the record date for the 2026 Annual Meeting, may vote at the meeting. Each share of common stock entitles the holder to one vote per share. As of April 7, 2026, there were 58,351,797 shares of our common stock outstanding, which were held by 91 holders of record. Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•
Stockholder of record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote at the 2026 Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use. You may also submit your proxy on the Internet, or by telephone.

•
Beneficial owner: If your shares are held in an account in the name of a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you must instruct the broker or other nominee how to vote your shares.

What constitutes a quorum?

The holders of at least a majority of our outstanding shares of common stock entitled to vote at the 2026 Annual Meeting must be present or represented by proxy at the 2026 Annual Meeting to have a quorum. Any stockholder present at the 2026 Annual Meeting or represented by proxy, but who abstains from voting, and “broker non-votes” will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the meeting may be adjourned or postponed from time to time until a quorum is obtained.
How do I vote?

You cannot vote your shares of common stock unless you are present at the meeting or you have previously given your proxy before the applicable deadline. If you are a registered stockholder, you may vote your shares or submit a proxy in one of the following convenient ways:
Voting Method	Description of Process
By Internet	You may submit a proxy electronically on the Internet, by visiting the website shown on the Notice or proxy card and following the instructions.
By Telephone
If you request paper copies of the proxy materials by mail, you may submit a proxy by telephone, by calling the toll-free telephone number shown on the Notice or proxy card and following the instructions.

By Mail
If you request paper copies of the proxy materials by mail, you may submit a proxy by signing, dating and returning a paper proxy card in accordance with its instructions. The Notice provides instructions on how to request a paper proxy card and other proxy materials.

In Person	By properly and timely completing and delivering a company ballot to the inspector of election at the 2026 Annual Meeting, prior to the closing of the polls.
If you are submitting your proxy on the Internet prior to the 2026 Annual Meeting or by telephone, your voting instructions must be received by 11:59 p.m., Eastern Time, on June 1, 2026, unless you are a participant in our 401(k) plan, in which case your voting instructions must be received by 11:59 p.m., Eastern Time, on May 28, 2026.

UPBOUND GROUP, INC. - 2026 Proxy Statement5

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING AND VOTING PROCEDURES

If your shares are held in street name, you will receive instructions from your bank, broker or other holder of record that you must follow in order for your shares to be voted.
How will the proxies be voted?

The Board has appointed each of Mr. Bryan Pechersky, Executive Vice President — General Counsel and Corporate Secretary, and Mr. Fahmi Karam, Chief Executive Officer, as the management proxyholders for the 2026 Annual Meeting. All properly executed proxies, unless revoked as described below, will be voted by a management proxyholder at the meeting in accordance with your directions on the proxy. If a properly executed proxy does not provide instructions, the shares of common stock represented by your proxy will be voted:
Proposal	Board Recommendation
One: Election of Directors	“FOR” each of the Board’s nominees for director
Two: Ratification of the Audit & Risk Committee’s Selection of Deloitte & Touche LLP	“FOR” the ratification of the Audit & Risk Committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2026
Three: Advisory Vote on Executive Compensation	“FOR” the resolution approving, on an advisory basis, the compensation of the named executive officers for the year ended December 31, 2025, as set forth in this proxy statement
Four: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	“FOR” the resolution approving, on an advisory basis, the frequency of future advisory votes on executive compensation
Five: Approval of the Upbound Group, Inc. 2026 Long-Term Incentive Plan	“FOR” the resolution approving the Upbound Group, Inc. 2026 Long-term Incentive Plan
As of the date of this proxy statement, the Board is not aware of any other business or nominee to be presented or voted upon at the 2026 Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the proxy holders will use their discretion to vote the proxies in accordance with their best judgment in the interests of the Company. Unless otherwise stated, all shares represented by your completed, returned, and signed proxy will be voted as described above.
How do I revoke my proxy if desired?

If you are a registered stockholder, you may revoke your proxy by timely following one of the processes set forth below.
Revocation Method	Description of Process
New Proxy Card	Deliver a signed proxy, dated later than the first one, which proxy must be received by the Company’s Corporate Secretary prior to the vote at the 2026 Annual Meeting
New Internet/Telephone Proxy	Submit a proxy at a later time on the Internet or by telephone, if you previously voted on the Internet or by telephone, which vote must be submitted prior to the deadline set forth above
New Vote at 2026 Annual Meeting	Attend the meeting and vote in person or by proxy (attending the meeting alone will not revoke your proxy)
Written Notice to the Company
Deliver a signed, written revocation letter, dated later than the previously submitted proxy, to Bryan Pechersky, Executive Vice President — General Counsel and Corporate Secretary, at 5501 Headquarters Drive, Plano, TX 75024, which letter must be received by the Company on the business day prior to the 2026 Annual Meeting

If you are a street name stockholder and you submit a voting instruction form, you may change your vote by submitting new voting instructions to your bank, broker or other holder of record in accordance with the procedures of such bank, broker or other holder of record.
How many votes must each proposal receive to be adopted?

The table below summarizes, for each voting item, the vote threshold required for approval, and the effect of abstentions and broker non-votes (i.e., shares held in street name that cannot be voted on certain matters by the stockholder of record if the beneficial owner has not provided voting instructions). The Board recommends a vote “FOR” each of the proposals below.

6UPBOUND GROUP, INC. - 2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING AND VOTING PROCEDURES

Proposal	Required Vote for Approval	Impact of Broker Non-Votes and Abstentions
One: Election of Directors
Under our bylaws, directors are elected by a majority of the votes cast in uncontested elections. Accordingly, the numbers of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. In contested elections, the vote standard would be a plurality of votes cast. Each share may be voted for each of the nominees, but no share may be voted more than once for any particular nominee.
Broker non-votes and abstentions will not affect the outcome of the vote.
Two: Ratification of the Audit & Risk Committee’s Selection of Deloitte & Touche LLP	A majority of the votes cast is required to ratify Deloitte & Touche LLP as our independent registered public accounting firm.	Certain brokers have discretionary authority in the absence of timely instructions from their customers to vote on this proposal. Abstentions will not affect the outcome of the vote.
Three: Advisory Vote on Executive Compensation
The affirmative vote of the holders of a majority in voting power of the shares of common stock present or represented by proxy and entitled to vote thereon is required to approve the advisory resolution on executive compensation.

Broker non-votes will not affect the outcome of the vote. Because abstentions are counted as shares present and entitled to vote on the proposal, each abstention will have the same effect as a vote “against” this proposal.

Four: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
The affirmative vote of the holders of a majority in voting power of the shares of common stock present or represented by proxy and entitled to vote thereon is required to approve the advisory resolution on the frequency for future advisory votes on executive compensation. In the event that no option receives a majority of the votes cast, the Board will consider the option of one year, two years or three years that receives the most votes at the 2026 Annual Meeting as the recommended choice of the Company’s stockholders.

Broker non-votes will not affect the outcome of the vote. Because abstentions are counted as shares present and entitled to vote on the proposal, each abstention will have the same effect as a vote “against” this proposal.

Five: Approval of the Upbound Group, Inc. 2026 Long-Term Incentive Plan
The affirmative vote of the holders of a majority in voting power of the shares of common stock present or represented by proxy and entitled to vote thereon is required to approve the Upbound Group, Inc. 2026 Long-Term Incentive Plan.

Broker non-votes will not affect the outcome of the vote. Because abstentions are counted as shares present and entitled to vote on the proposal, each abstention will have the same effect as a vote “against” this proposal.

A representative of Broadridge Financial Services, Inc. will tabulate the votes and act as inspector of elections.
What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers, holding shares on behalf of beneficial owners, or customers, do not receive voting instructions from the customers. Brokers holding shares of record for customers generally are not entitled to vote on certain “non-routine” matters unless they receive voting instructions from their customers. In the event that a broker does not receive voting instructions for these matters, a broker may notify us that it lacks voting authority to vote those shares. These broker non-votes refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. These broker non-votes will be included in determining whether a quorum exists.

UPBOUND GROUP, INC. - 2026 Proxy Statement7

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING AND VOTING PROCEDURES

Your broker is not permitted to vote your uninstructed shares in respect of  “non-routine” matters, including Proposal One (election of directors), Proposal Three (advisory vote on executive compensation), Proposal Four (advisory vote on the frequency of future advisory votes on executive compensation) or Proposal Five (approval of the Upbound Group, Inc. 2026 Long-Term Incentive Plan). As a result, if you hold your shares in street name and you do not instruct your broker how to vote, no votes will be cast on your behalf in respect of the foregoing matters. However, if you hold your shares in street name and you do not instruct your broker how to vote in respect of certain “routine” matters, including Proposal Two (ratification of auditors), your broker might be entitled to vote your shares.
To be certain your shares are voted in the manner you desire, you should instruct your bank or broker how to vote your shares.
Who is soliciting my proxy?

The Board is soliciting your proxy and we will bear the cost of soliciting proxies. Proxies may be solicited by telephone, electronic mail, personal interview or other means of communication. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to you if you are a beneficial holder of our shares. We have engaged Saratoga Proxy Consulting LLC, a proxy solicitation firm, to assist in the solicitation of proxies for which we will pay a fee in the amount of  $10,000 and will also reimburse Saratoga Proxy Consulting LLC for reasonable and customary out-of-pocket expenses incurred in performing such services.

8UPBOUND GROUP, INC. - 2026 Proxy Statement

PROPOSAL ONE:
ELECTION OF DIRECTORS
Nominees for Director at the 2026 Annual Meeting

Currently, the number of directors constituting our entire Board is seven, each of whom is elected at the annual meeting of stockholders to serve one-year terms expiring at the following annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal.
Our Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated seven individuals to be elected as directors by our stockholders.
The qualifications necessary for a board nominee and the Nominating and Corporate Governance Committee’s process for evaluating prospective board members is discussed under “Director Nominations — Qualifications” below. Specific experience and relevant considerations with respect to each nominee are set forth in each candidate’s respective biography below.
Each nominated director has agreed to stand for election; however, should any of them become unable or unwilling to accept such nomination, the shares of common stock voted for that nominee by proxy will be voted for the election of a substitute nominee as the Board may recommend, or the Board may reduce the number of directors to eliminate the vacancy. If any nominee is unable to serve his or her full term, the Board may reduce the number of directors or designate a substitute to serve until the subsequent annual meeting of stockholders. Our Board has no reason to believe that any of the director nominees will be unable or unwilling to serve as a director, and, to the knowledge of the Board, each intends to serve a full term if elected as a director of the Company.
Our Board recommends that you vote “FOR” each of the director nominees.
Jeffrey Brown
Chairman of the Board; Independent Director Age: 65 Director Since: 2017 Committees Served: Audit & Risk (chair)
Mr. Brown is the Chief Executive Officer and founding member of Brown Equity Partners, LLC (“BEP”), which provides capital to management teams and companies needing equity capital. Prior to founding BEP in 2007, Mr. Brown served as a founding partner and primary deal originator of the venture capital and private equity firm Forrest Binkley & Brown from 1993 to 2007. Mr. Brown has worked at Hughes Aircraft Company, Morgan Stanley & Company, Security Pacific Capital Corporation and Bank of America Corporation.
In his 40 years in the investment business, Mr. Brown has served on over 50 boards of directors, including the boards of directors of 10 public companies. Since June 2017, Mr. Brown has served as a director of Upbound Group, Inc., and is currently its Chairman. Since June 2015, Mr. Brown has served as the Lead Director of Medifast, where he also serves as chairman of the Audit & Risk Committee and is a member of the Executive Committee. As previously disclosed, Mr. Brown will not stand for re-election at Medifast’s 2026 annual meeting of stockholders and, as a result, his service on the board of directors of Medifast will end on or around May 19, 2026. Mr. Brown previously served as a director for various companies, including Cadiz, Inc., Golden State Vintners, Inc., Nordion, Inc., Outerwall, Inc. and Stamps.com, Inc.
We believe Mr. Brown’s extensive public and private company board experience, significant transactional experience and strong financial experience, provide valuable perspectives and leadership to the Board as we pursue our strategic growth objectives.

UPBOUND GROUP, INC. - 2026 Proxy Statement9

PROPOSAL ONE: ELECTION OF DIRECTORS

Charu Jain
Independent Director Age: 62 Director Since: 2024 Committees Served: Cybersecurity, Technology and Innovation (chair)
Ms. Jain is a senior technology executive with a track record of using technology and innovation to achieve growth and leading successful large-scale digital transformation initiatives. Currently, Ms. Jain serves as the senior vice president of merchandising and innovation at Alaska Air Group, Inc. (“Alaska Air Group”) (NASDAQ: ALK), the holding company for a leading global and regional airline. In her role, Ms. Jain is responsible for driving strategy and execution for both employee and consumer-facing innovation along with taking Alaska Air Group to the next level with merchandising products and services and managing ever evolving airline distribution channels. She also serves as the management lead to the Innovation Committee of the Board of Directors at Alaska Air Group. Ms. Jain joined Alaska Air Group in 2017 as vice president and chief information officer, where she led the technology integration of Virgin America, data center and cloud migration, and mobile tool expansion across the company. Prior to Alaska Air Group, Ms. Jain served in various technology and other leadership roles at companies including IBM, Pacific Gas & Electric, United Airlines and PwC. Ms. Jain holds a Bachelor’s Degree in Economics from Lucknow University, India, and an MBA in International Management at Lake Forest Graduate School of Management, Illinois. With a passion for developing STEM talent, Ms. Jain serves on the University of Washington Foster School of Business Technology Advisory Board and the YearUp Puget Sound Board of Directors. Ms. Jain is a recipient of the Orbie leadership award, which recognizes technology executives for their leadership, innovation, and excellence.
We believe Ms. Jain’s significant recent experience in digital transformation, technology initiatives and strategy for a consumer-facing industry, and her senior executive leadership experience provide our Board with a valuable perspective as our Company pursues its strategic objectives.
Fahmi Karam
Chief Executive Officer Age: 47 Director Since: 2025 Committees Served: N/A
Mr. Karam has served as a director and Chief Executive Officer of the Company since June 1, 2025. He previously served as Executive Vice President and Chief Financial Officer beginning in October 2022. Mr. Karam has 25 years of experience in strategy, operations, and finance. Prior to joining the Company, he served as Chief Financial Officer of Santander Consumer USA. Earlier at Santander, he held senior leadership roles including Head of Pricing and Analytics and Executive Vice President, Strategy and Corporate Development. Before Santander, Mr. Karam spent 12 years with J.P. Morgan’s Investment Banking division and began his career at Deloitte in Audit and Assurance Services. Mr. Karam holds a Bachelor’s degree and a Master of Accountancy from Baylor University and is a Certified Public Accountant.
As our CEO, Mr. Karam’s executive leadership of the Company provides him with intimate knowledge of our operations, strategies, competitive environment, financial performance and capital allocation that are a vital component of our Board discussions. In addition, Mr. Karam brings 25 years of experience in strategy, operations and finance, including his previous role as Executive Vice President and Chief Financial Officer of the Company, to the Board. We believe Mr. Karam’s service as our Chief Executive Officer creates a critical link between management and our Board, enabling our Board to perform its oversight function with the benefit of management’s perspectives on our business.

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PROPOSAL ONE: ELECTION OF DIRECTORS

Molly Langenstein
Independent Director Age: 62 Director Since: 2024 Committees Served: Compensation; Cybersecurity, Technology and Innovation; Nominating and Corporate Governance
Ms. Langenstein was appointed to the Board in 2024. Ms. Langenstein is a 30-year retail industry veteran with a proven track record of building multiple successful brands. Her experience and leadership include navigating the evolving digital landscape for consumers and delivering omni-channel experiences. Most recently, Ms. Langenstein served as the Chief Executive Officer and President and a member of the board of directors of Chico’s FAS (“Chico’s”), one of the leading fashion retailers in North America, until Chico’s was acquired by Sycamore Partners in January 2024. Ms. Langenstein joined Chico’s in August 2019 as the company’s President, Apparel Group. She transitioned to the role of CEO and President on June 24, 2020. Before joining Chico’s, she spent nearly three decades at Macy’s, Inc., where she was promoted to numerous executive positions with increasing scope and responsibility, including General Business Manager, Ready-to-Wear at Macy’s from 2017 to 2019. Prior to that, she served as Chief Private Brands Officer of Macy’s and Bloomingdale’s from 2015 to 2017. Ms. Langenstein served as Executive Vice President of Private Brands for Men’s and Children’s Wear at Macy’s Private Brands from 2013 to 2014. In 2012, she was named Executive Vice President, Group Merchandise Manager of Millennial at Macy’s. Ms. Langenstein received her Bachelor of Science degree in fashion merchandising from Kent State University. Ms. Langenstein served on the Kent State University Advisory Board from 2017 to 2023. In November 2024, Ms. Langenstein joined the Board of Directors of Caleres, Inc., a publicly traded global footwear company.
We believe Ms. Langenstein’s significant recent experience in the retail industry, including omni-channel and digital consumer offerings, and her senior executive leadership experience provide our Board with a valuable perspective as our Company pursues its strategic objectives.
Harold Lewis
Independent Director Age: 65 Director Since: 2019 Committees Served: Audit & Risk; Compensation
Mr. Lewis brings over 30 years of experience in financial services and mortgage lending. Mr. Lewis currently serves as the President and Chief Operating Officer of BSI Financial Services, a financial services company in the mortgage industry. From August 2018 until June 2019, he served as the CEO of Renovate America, Inc., a national home improvement fintech company focused on energy efficient home improvement lending. From 2016 to 2018, Mr. Lewis was a senior advisor for McKinsey & Company, a worldwide management consulting firm. From 2012 to 2015, he served as President and COO of Nationstar Mortgage, one of the largest mortgage servicers in the country. In that position, he grew Nationstar’s servicing platform from $30 billion to $400 billion and mortgage origination portfolio from $1.8 billion to $25 billion while also building and managing Nationstar’s relationship with the newly created industry regulator, the Consumer Financial Protection Bureau. Prior to Nationstar Mortgage, he held C-Suite and senior executive positions at Citi Mortgage, Fannie Mae, Resource Bancshares Mortgage Group and Nations Credit, among others.
We believe that Mr. Lewis’ significant financial technology knowledge, broad experience with a similar customer demographic as our company and consumer finance regulatory experience provides our Board with an important resource across our businesses.

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PROPOSAL ONE: ELECTION OF DIRECTORS

Glenn Marino
Independent Director Age: 69 Director Since: 2020 Committees Served: Compensation (chair); Cybersecurity, Technology and Innovation; Nominating and Corporate Governance
Mr. Marino was appointed to the Board in February 2020. Mr. Marino brings 40 years of experience in the consumer retail finance industry, most recently serving as Executive Vice President, CEO — Payment Solutions and Chief Commercial Officer of Synchrony Financial, Inc., a leading financial services company, from 2014 until 2018. Prior to the spin-off in 2014 of Synchrony by General Electric Corporation, Mr. Marino was an executive with the North American retail finance business of General Electric, serving as CEO — Payment Solutions and Chief Commercial Officer from 2012 to 2013, and CEO — Sales Finance from 2001 to 2011. From 1999 to 2001, Mr. Marino served as CEO of Monogram Credit Services, a joint venture between GE and BankOne (now JPMorgan Chase & Co.). Prior to that, Mr. Marino held various roles of increasing responsibility in finance, business development, credit risk, and marketing with General Electric and Citibank. Mr. Marino served as a director and member of the Compensation Committee and Risk Committee of PRA Group, Inc. (NASDAQ: PRAA) from 2024 to 2025.
We believe Mr. Marino’s extensive knowledge in retail finance, business development, and banking and his consumer finance regulatory experience provide a valuable perspective to our Board as we continue to pursue our strategic growth objectives.
Carol McFate
Independent Director Age: 73 Director Since: 2019 Committees Served: Audit & Risk; Nominating and Corporate Governance (chair)
Ms. McFate served from 2006 until 2017 as the Chief Investment Officer of Xerox Corporation, a multinational provider of multifunction document management systems and services, managing retirement assets for North American and United Kingdom plans. Previously, Ms. McFate served in various senior executive finance and treasury roles for several prominent insurance and financial services companies, including XL Capital Ltd., a Bermuda-based global insurance and reinsurance company, American International Group, Inc., an American multinational property & casualty insurance, life insurance, and financial services provider, and Prudential Insurance Company of America, an American Fortune Global 500 and Fortune 500 company whose subsidiaries provide life insurance, investment management and other financial products and services to both retail and institutional customers in the U.S. and over 30 other countries. Ms. McFate is a Chartered Financial Analyst. Ms. McFate previously served as a director, member of the Audit & Risk Committee and Human Resources Committee and as the chair of the Investment Committee of Argo Group International Holdings, Ltd from 2020 to 2023. Argo was sold to Brookfield Reinsurance, a subsidiary of Brookfield Asset management in November 2023.
Ms. McFate brings over 40 years of global corporate finance experience and a varied viewpoint to the Board which we believe supports us in our strategic initiatives and enhances our long-term vision, sustainable growth and shareholder value.

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PROPOSAL ONE: ELECTION OF DIRECTORS

Board Skills Matrix

The matrix below summarizes certain of the key experiences, qualifications, skills, and attributes that our director nominees possess and bring to the Board to enable effective oversight. This matrix is intended to provide a summary of our director nominees’ qualifications and is not a comprehensive list of each director nominee’s strengths or contributions to the Board. Please refer to each director’s biographical information above in this proxy statement for additional information.

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CORPORATE GOVERNANCE
General

Our Board has established corporate governance practices designed to serve the best interests of our Company and our stockholders. In this regard, our Board has, among other things, adopted:
•
a code of business conduct and ethics applicable to all members of our Board, as well as our employees, including our Chief Executive Officer, Chief Financial Officer, principal accounting officer and controller;

•
separation of the Chairman and Chief Executive Officer roles;

•
a majority voting standard in non-contested elections for directors;

•
annual elections for all directors;

•
a policy for the submission of complaints or concerns relating to accounting, internal accounting controls or auditing matters;

•
provisions in our bylaws regarding director candidate nominations and other proposals by stockholders;

•
written charters for its Audit & Risk Committee, Compensation Committee, Nominating and Corporate Governance Committee and Cybersecurity, Technology and Innovation Committee;

•
procedures regarding stockholder communications with our Board and its committees; and

•
policies regarding the entry by our Company and its subsidiaries into transactions with certain persons related to our Company.

Our Board monitors developing standards in the corporate governance area and, if appropriate, modifies our policies and procedures with respect to such standards. In addition, our Board will continue to review and modify our policies and procedures as appropriate to comply with any new requirements of the SEC or Nasdaq and taking into consideration any feedback received from our stockholders.
Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics applicable to all members of our Board, as well as our employees, including our Chief Executive Officer, Chief Financial Officer, principal accounting officer and controller. The Code of Business Conduct and Ethics forms the foundation of a compliance program we have established as part of our commitment to responsible business practices that includes policies, training, monitoring and other components covering a wide variety of specific areas applicable to our business activities and employee conduct. A copy of the Code of Business Conduct and Ethics is published on our website at https://investor.upbound.com/corporate-governance/governance-documents. We intend to make all required disclosures concerning any amendments to, or waivers from, this Code of Business Conduct and Ethics on our website. References in this proxy statement to our website address are provided only as a convenience and do not constitute, and should not be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this proxy statement.
Structure of the Board

Independent Chairman
Our Board separates the roles of Chairman and Chief Executive Officer. Mr. Brown serves as Chairman, and Mr. Karam serves as our Chief Executive Officer. The Board believes that the separation of the roles of Chairman and Chief Executive Officer at this time is appropriate in light of Mr. Karam’s tenure as Chief Executive Officer and is in the best interests of the Company’s stockholders. Separating these positions aligns the Chairman role with our independent directors, enhances the independence of our Board from management and allows our Chief Executive Officer to focus on developing and implementing our strategic initiatives and supervising our day-to-day business operations. Our Board believes that Mr. Brown is well situated to serve as Chairman because of his experience serving on the boards of directors of other public companies, including as lead director of Medifast. As previously disclosed, Mr. Brown will not stand for re-election at Medifast’s 2026 annual meeting of stockholders and, as a result, his service on the board of directors of Medifast will end on or around May 19, 2026. Mr. Brown is voluntarily stepping down in connection with Medifast’s cooperation agreement with

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Steamboat Capital Partners LLC. Mr. Brown works closely with our Chief Executive Officer to set the agenda for Board meetings and to coordinate information flow between the Board and management.
Our Board understands that there is no single, generally accepted approach to providing Board leadership and that, given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary based on the situation. Our Board will review its determination to separate the roles of Chairman and Chief Executive Officer periodically or as circumstances and events may require.
Independent Directors
As part of the Company’s corporate governance practices, and in accordance with Nasdaq rules, the Board has established a policy requiring a majority of the members of the Board to be independent. In the first quarter of 2026, each of our non-employee directors completed a questionnaire which inquired as to their relationship (and the relationships of their immediate family members) with us and other potential conflicts of interest. Taking into account our review of the responses to this questionnaire process and such other due consideration and diligence as it deemed appropriate, our Board met to discuss the independence of those non-employee directors. Following such discussions and based on the recommendations of the Nominating and Corporate Governance Committee, our Board determined that the following directors are “independent” as defined under Nasdaq rules: Jeffrey Brown, Charu Jain, Molly Langenstein, Harold Lewis, Glenn Marino and Carol McFate.
The table below includes a description of categories or types of transactions, relationships or arrangements, if any, considered by our Board in reaching its determination that the directors are independent.
Name	Independent	Transactions/Relationships/Arrangements
Jeffrey Brown	Yes	None
Charu Jain	Yes	None
Molly Langenstein	Yes	None
Harold Lewis	Yes	None
Glenn Marino	Yes	None
Carol McFate	Yes	None
Committees of the Board
The standing committees of the Board during 2025 included the (1) Audit & Risk Committee, (2) Compensation Committee, (3) Nominating and Corporate Governance Committee, and (4) Cybersecurity, Technology and Innovation Committee. Each of the standing committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company. From time to time, the Board may also appoint special committees for specific matters.
The following table provides membership and meeting information for the Board and each of the Board’s standing committees during 2025 for our current and former directors and also reflects changes to committees as of the date of this proxy statement:
Name(1)	Independent(2)	Audit & Risk Committee(3)	Compensation Committee	Nominating and Corporate Governance Committee	Cybersecurity, Technology and Innovation Committee
Jeffrey Brown	Yes	Chair	—	—	—
Mitchell Fadel	No	—	—	—	—
Charu Jain	Yes	—	—	—	Chair
Fahmi Karam	No	—	—	—	—
Molly Langenstein	Yes	—	Member	Member	Member
Harold Lewis	Yes	Member	Member	—	—
Glenn Marino	Yes	—	Chair	Member	Member
Carol McFate	Yes	Member	—	Chair	—
Number of Committee Meetings in 2025	—	8	5	5	5

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(1)
As noted above, Mr. Fadel’s service as a director ended upon his resignation as director and Chief Executive Officer of the Company on June 1, 2025, which was not due to any disagreement with the Company on any matters relating to the Company’s operations, practices or policies.

(2)
The Board has determined whether the director is independent as described above under “Independent Directors”.

(3)
The Board has determined that Mr. Brown is an “audit committee financial expert” as defined by SEC rules and that each of Mr. Lewis and Ms. McFate meets the financial sophistication requirements for Nasdaq audit committee members.

Audit & Risk Committee
The Audit & Risk Committee assists the Board in fulfilling its oversight responsibilities by reviewing risks relating to accounting matters, financial reporting, legal and regulatory compliance, and other enterprise-wide risks. To satisfy these oversight responsibilities, our Audit & Risk Committee reviews, among other things:
•
the financial reports and other financial information provided by us to the SEC or the public;

•
our systems of controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

•
our independent auditor’s qualifications and independence;

•
the performance of our internal audit function and our independent auditors;

•
the efficacy and efficiency of our auditing, accounting and financial reporting processes generally; and

•
our risk management practices, other than cybersecurity risk oversight, which is overseen by the Cybersecurity, Technology and Innovation Committee.

The Audit & Risk Committee has the direct responsibility for the appointment, compensation, retention and oversight of our independent auditors, and reviews our internal audit department’s reports, responsibilities, budget and staffing. In addition, the Audit & Risk Committee meets regularly with our Chief Financial Officer, the head of our internal audit department, our independent auditors and management (including regularly scheduled executive sessions with the head of our internal audit department and our independent auditors). The Audit & Risk Committee also oversees compliance with our Code of Business Conduct and Ethics.
The Audit & Risk Committee pre-approves all audit and non-audit services provided by our independent auditors, other than de minimis exceptions for non-audit services that may from time to time be approved by the Audit & Risk Committee. The Audit & Risk Committee may delegate pre-approval authority to one or more of its members from time to time or may adopt specific pre-approval policies and procedures; however, any such pre-approvals must in all cases be presented for ratification by the Audit & Risk Committee at its next scheduled meeting.
Pursuant to its charter, the Audit & Risk Committee has the authority, to the extent it deems necessary or appropriate, to retain consultants, legal counsel or other advisors and has the sole authority to approve the fees and other retention terms with respect to such advisors.
The Board has adopted a charter for the Audit & Risk Committee, which can be found on our website at https://investor.upbound.com/corporate-governance/governance-documents. References in this proxy statement to our website address are provided only as a convenience and do not constitute, and should not be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this proxy statement. The Audit & Risk Committee reviews, updates and assesses the adequacy of its charter on an annual basis and may recommend any proposed modifications to its charter to the Board for its approval, if and when appropriate.
Compensation Committee
The Compensation Committee, among other things:
•
discharges the Board’s responsibilities with respect to all forms of compensation of our Chief Executive Officer, Chief Financial Officer, and each of our Executive Vice Presidents, including assessing the risks associated with our compensation policies, practices and programs;

•
administers our equity incentive plans;

•
reviews and discusses with our management the Compensation Discussion and Analysis to be included in our annual proxy statement, Annual Report on Form 10-K or information statement, as applicable, and makes a recommendation to the Board as to whether the Compensation Discussion and Analysis should be included in our annual proxy statement, Annual Report on Form 10-K or any information statement, as applicable; and

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•
recommends to the Board the form and amount of director compensation and conducts a review of such compensation from time to time, as appropriate.

The Board has adopted a charter for the Compensation Committee, which can be found on our website at https://investor.upbound.com/corporate-governance/governance-documents. References in this proxy statement to our website address are provided only as a convenience and do not constitute, and should not be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this proxy statement. In addition, the Compensation Committee reviews, updates and assesses the adequacy of its charter on an annual basis and may recommend any proposed modifications to its charter to the Board for its approval, if and when appropriate.
The Compensation Committee’s processes for fulfilling its responsibilities and duties with respect to executive compensation and the role of our executive officers in the compensation process are described in the section “Compensation Discussion and Analysis — Compensation Process” below in this proxy statement.
Pursuant to its charter, the Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain compensation consultants, independent legal counsel or other advisors and has the sole authority to approve the fees and other retention terms with respect to such advisors. The Compensation Committee regularly engages compensation consultants to advise it on certain matters. See the section “Compensation Discussion and Analysis — Compensation Process” below in this proxy statement for more information. In addition, the Compensation Committee also has the authority, to the extent it deems necessary or appropriate, to delegate matters to a sub-committee composed of members of the Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee manages risks associated with corporate governance and potential conflicts of interest and assists the Board in fulfilling its responsibilities by, among other things:
•
identifying individuals believed to be qualified to become members of the Board, consistent with criteria approved by the Board;

•
recommending to the Board candidates for election or re-election as directors, including director candidates submitted by the Company’s stockholders;

•
recommending members of the Board to serve on committees;

•
overseeing, reviewing and making periodic recommendations to the Board concerning our corporate governance policies;

•
directing the succession planning efforts for the Chief Executive Officer and reviewing management’s succession planning process with respect to our other senior executive officers; and

•
overseeing the public reporting regarding our corporate responsibility initiatives.

Pursuant to its charter, the Nominating and Corporate Governance Committee has the authority, to the extent it deems necessary or appropriate, to retain consultants, legal counsel or other advisors and has the sole authority to approve the fees and other retention terms with respect to such advisors.
The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at https://investor.upbound.com/corporate-governance/governance-documents. References in this proxy statement to our website address are provided only as a convenience and do not constitute, and should not be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this proxy statement. In addition, the Nominating and Corporate Governance Committee reviews, updates and assesses the adequacy of its charter on an annual basis and may recommend any proposed modifications to its charter to the Board for its approval, if and when appropriate.
Cybersecurity, Technology and Innovation Committee
The Cybersecurity, Technology and Innovation Committee assists the Board in its oversight related to matters of cybersecurity, technology and innovation including by, among other things, reviewing and discussing:
•
the Company’s execution of digital and other technology and innovation strategies that are incorporated into any strategic plans approved by the Board;

•
specific technology and innovation matters and identifying those that could have a significant impact on Company operations, performance, culture, or reputation;

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CORPORATE GOVERNANCE

•
the Company’s cybersecurity- and technology-related risks and management’s efforts to monitor and mitigate those risks; and

•
the cybersecurity, cyber-resiliency and technology aspects of the Company’s business continuity and disaster recovery capabilities.

Pursuant to its charter, the Cybersecurity, Technology and Innovation Committee has the authority, to the extent it deems necessary or appropriate, to retain consultants, legal counsel or other advisors and has the sole authority to approve the fees and other retention terms with respect to such advisors.
The Board has adopted a charter for the Cybersecurity, Technology and Innovation Committee, which can be found on our website at https://investor.upbound.com/corporate-governance/governance-documents. References in this proxy statement to our website address are provided only as a convenience and do not constitute, and should not be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this proxy statement. The Cybersecurity, Technology and Innovation Committee reviews, updates and assesses the adequacy of its charter on an annual basis, and may recommend any proposed modifications to its charter to the Board for its approval, if and when appropriate.
Board and Committee Self-Evaluations
Each year, the Board and its committees perform a rigorous self-evaluation. The Nominating and Corporate Governance Committee oversees the process. The evaluations solicit input from directors regarding the performance and effectiveness of the Board, its committees and its members and provide an opportunity for directors to identify areas of potential enhancements. Individual director responses are submitted through a third-party firm engaged by the Company to administer the evaluation process and report the aggregated results, which are compiled for review and discussion by the Board and its committees. The Board believes this process is effective to evaluate the Board, its committees and the contributions of its members, and identify opportunities for continuous improvement.
Board Oversight

General Risk Oversight
Our Board takes an active role, as a whole and also at the committee level, in overseeing management of the Company’s significant risk areas. The Board and the relevant committees receive regular reports from members of senior management on areas of material risk to the Company, including operational, financial, strategic, competitive, reputational, cybersecurity, legal and regulatory risks. The Board also meets with senior management to discuss the key risks inherent in our short- and long-term strategies, and receives periodic updates on our strategic initiatives throughout the year. In addition, our Board has delegated the responsibility for oversight of certain risks to its standing committees, as discussed in this proxy statement. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports concerning such risks and, in general, independent directors regularly attend committee meetings regardless of membership on that committee and the full Board is provided with all Board and standing committee meeting materials.
Cybersecurity Oversight
The Board maintains oversight of the Company’s cybersecurity risk through regular updates from management and third-party resources. Specifically, the Cybersecurity, Technology and Innovation Committee receives updates from management, including the Vice President — Chief Information Security Officer and other members of the Company’s technology leadership team, regarding the status of ongoing projects to strengthen our defenses against cybersecurity events and reviews risks relevant to cybersecurity and existing controls in place to mitigate the risk and impacts of cybersecurity incidents. In addition, our Board has delegated responsibility to oversee the Company’s cybersecurity, technology and innovation strategy as well as the Company’s cybersecurity and technology risks. For additional information regarding the Company’s cybersecurity risk management strategy and governance, refer to Part 1, Item 1C of the 2025 Form 10-K.

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Director Compensation

Cash Compensation
The following table provides an overview of the directors’ 2025 annual retainers.
Position	2025 Annual Retainer
All Non-Employee Directors (including the Chairman)	$85,000
Chairman of the Board	$200,000
Chair of the Audit & Risk Committee	$27,500
Other members of the Audit & Risk Committee	$15,000
Chair of the Compensation Committee	$25,000
Other members of the Compensation Committee	$10,500
Chair of the Nominating and Corporate Governance Committee	$20,000
Other members of the Nominating and Corporate Governance Committee	$10,000
Chair of the Cybersecurity, Technology and Innovation Committee	$20,000
Other members of the Cybersecurity, Technology and Innovation Committee	$10,000
Directors are reimbursed for their expenses in attending Board and committee meetings.
Our Chief Executive Officer, as an employee of the Company, is not entitled to receive any compensation for his service as a director.
DSU Deferral Awards
Under the current compensation program, retainers may be paid in a combination of cash or DSUs at each non-employee director’s election. Deferred fees are matched 25% by the Company, and the total deferred fees and matching contributions are converted into an equivalent value of DSUs based on the closing price of Upbound common stock on the trading day immediately preceding the date on which the DSUs are granted. Currently, the Board’s practice is to pay cash retainers and issue DSUs in respect of any deferred cash retainers on a quarterly basis. In addition, non-employee directors may elect to defer quarterly cash dividends otherwise payable on DSUs into additional DSUs. Deferred cash dividends are matched 25% by the Company, and the total deferred cash dividends and matching contributions are converted into an equivalent value of DSUs.
Annual DSU Awards
Our non-employee directors receive an annual award of DSUs on the first business day of each year pursuant to the 2021 Plan. Annual DSU Awards are not eligible for the matching contribution.
The annual DSU award to our non-employee directors for 2025 was valued at $145,000, which is unchanged from the annual DSU award in 2024.
Description of DSUs
Each DSU is fully vested and non-forfeitable at the time of award and represents the right to receive one share of common stock of the Company. Those shares of common stock are not issued to a director until that director ceases to be a member of the Board and, therefore, cannot be sold until such time. The DSUs do not have voting rights. The holder of a DSU is entitled to receive cash dividend equivalent payments with respect to the shares underlying such DSU if and when any cash dividend is declared by the Board with respect to our common stock.
Director Stock Ownership Guideline
Our Board has adopted a guideline providing that each non-employee member of the Board should hold at least $400,000 in our common stock within five years after the date of their original election or appointment to the Board, and to hold such equity interest for so long as such member continues as a director. Moreover, because non-employee members of the Board receive equity compensation in the form of DSUs, they are required to retain 100% of their equity compensation until they cease to be a member of the Board and are issued shares of common stock in respect of their DSUs.
Non-employee members of the Board may satisfy the ownership requirements in the equity ownership guidelines with common stock owned directly or indirectly (including as a result of fully vested awards from previous grants), shares of our

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common stock held through any Company benefit plan in which non-employee directors are eligible to participate, DSUs and unvested time-based restricted stock awards or restricted stock units.
As of April 7, 2026, all non-employee members of the Board were in compliance with our stock ownership guideline.
Director Compensation for 2025
The following table sets forth certain information regarding the compensation of our current and former non-employee directors during 2025.
Name	Fees Earned or Paid in Cash(1)	DSUs(2)	Other Compensation(3)	Total
Jeffrey Brown	$0	$668,715	$92,447	$761,162
Charu Jain	$0	$286,892	$0	$286,892
Molly Langenstein	$0	$312,615	$0	$312,615
Harold Lewis	$110,500	$145,000	$41,057	$296,557
Glenn Marino	$22,819	$338,681	$16,304	$377,804
Carol McFate	$120,000	$159,582	$47,061	$326,643

(1)
Includes annual retainers paid in cash to each non-employee director with respect to services rendered in 2025. For directors who elected to defer cash fees into DSUs, those deferred amounts are included in the DSUs column to the extent such DSUs were awarded in 2025.

(2)
Reflects the grant date fair value calculated pursuant to Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 of DSUs granted to each director in fiscal 2025, as follows:

•
Each director was granted 4,970 DSUs in January 2025, representing the $145,000 annual grant for service in fiscal year 2025.

•
During fiscal year 2025, Messrs. Brown, Lewis and Marino and Mses. Jain, Langenstein, and McFate were granted 21,100, 0, 7,404, 5,699, 6,733 and 612 DSUs, respectively, in lieu of quarterly cash retainers and dividends payable in respect of the fourth quarter of 2024 through and including the third quarter of 2025. Such amounts (and the table above) exclude DSUs that were awarded to such persons in January 2026 in lieu of quarterly cash retainers payable in respect of the fourth quarter of 2025 and exclude DSUs that were awarded to such persons in January 2026 in lieu of dividend equivalents on their December 17, 2025 record date DSUs.

(3)
Represents dividend equivalents paid in cash in respect of vested DSUs.

Director Nominations

Director Nominees
Under our bylaws, only persons who are nominated in accordance with the procedures set forth in our bylaws are eligible for election as, and to serve as, members of our Board. Under our bylaws, nominations of persons for election to our Board may be made at a meeting of our stockholders (1) by or at the direction of our Board or (2) by any stockholder, provided they comply with the provisions of Article I, Sections 3 and 4 of our bylaws. The Board has delegated the screening and recruitment process for Board members to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee selects individuals it believes are qualified to be members of the Board and recommends those individuals to the Board for nomination for election or re-election as directors. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources. From time to time, pursuant to its committee charter, the Nominating and Corporate Governance Committee may also engage a consultant to conduct a search to identify qualified candidates. The Nominating and Corporate Governance Committee then undertakes the evaluation process described below for any candidates so identified.
Qualifications
The goal of the Nominating and Corporate Governance Committee is to nominate qualified individuals with the objective of having membership on the Board that combines diverse business and industry experience, skill sets and other leadership qualities, represents diverse viewpoints and enables the Company to achieve its strategic objectives. The Nominating and Corporate Governance Committee also believes that members of the Board should possess character, judgment, skills (such as an understanding of the retail, lease-to-own or consumer finance industries, business management, finance, accounting, marketing, operations, technology and strategic planning), diversity of viewpoints and background, and experience with businesses and other organizations of a comparable size and industry. The Nominating and Corporate Governance Committee also considers the interplay of the candidate’s experience with the experience of the other Board members, the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is

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effective, collegial and responsive to the needs of the Company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In addition, the Nominating and Corporate Governance Committee considers the composition of the current Board and the Board’s needs when evaluating the experience and qualifications of director candidates. The Nominating and Corporate Governance Committee evaluates whether certain individuals possess the foregoing qualities and recommends to the Board candidates for nomination to serve as our directors. This process is the same regardless of whether the nominee is recommended by one of our stockholders.
Backgrounds and Experience
The Board recognizes the value of diversity of viewpoints, background and experience and its ability to bring to bear a wide range of experiences and perspectives that are relevant to the Company’s strategy and business. The Nominating and Corporate Governance Committee weighs the background, experience, independence and skills of potential candidates for election to the Board and recommends nominees for director to the Board for election. In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s character, integrity, ethics, judgment, skills, diversity of viewpoints, background and experience, his or her ability to satisfy any applicable legal requirements or listing standards and such other criteria as the Nominating and Corporate Governance Committee or Board deems relevant in evaluating the potential effectiveness of candidates as members of the Board in light of the particular needs of the Board at such time. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.
Advance Resignation Policy
As a condition to nomination by the Nominating and Corporate Governance Committee of an incumbent director, a nominee shall, upon request by the Board or the Company’s Corporate Secretary, submit an irrevocable offer of resignation to the Board, which resignation shall become effective in the event that (a) such nominee is proposed for re-election and is not re-elected at a meeting of the stockholders in which majority voting applies and (b) the resignation is accepted by the Board by the vote of a majority of the directors, not including any director who has not been re-elected.
Stockholder Nominations
In addition to nominees by or at the direction of our Board, the Nominating and Corporate Governance Committee will consider candidates for nomination proposed by a stockholder in the same manner and based on the same criteria as other candidates considered by the Nominating and Corporate Governance Committee as described above under “Qualifications” and “Backgrounds and Experience.” The proposing stockholder must provide notice and information on the proposed nominee to the Nominating and Corporate Governance Committee through the Corporate Secretary in accordance with the provisions of Article I, Sections 3 and 4 of our bylaws relating to direct stockholder nominations.
Director Attendance

Board Meetings and Executive Sessions
During 2025, our Board met 10 times. All of our directors attended more than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the Board committees on which they served.
In addition to full Board executive sessions, our independent directors meet in executive session at each regularly scheduled quarterly in-person meeting of the Board. Executive sessions are chaired by our Chairman of the Board.
Annual Meeting of Stockholders
Each member of the Board is expected to attend our 2026 Annual Meeting unless circumstances prevent attendance. All of our directors then serving as directors attended the 2025 Annual Meeting.
Procedures for Reporting Accounting Concerns

The Audit & Risk Committee has established procedures for (1) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (2) the submission by our employees, on

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CORPORATE GOVERNANCE

a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. These procedures are posted on our website at https://investor.upbound.com/corporate-governance/governance-documents. References in this proxy statement to our website address are provided only as a convenience and do not constitute, and should not be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this proxy statement.
Communications with the Board

Our Board has established a process by which stockholders and other interested parties may communicate with our Board, Board committees or individual directors. Stockholders or other interested parties may contact our Corporate Secretary by any one of the below methods. The Corporate Secretary will forward such communications to the Board, committees or individual directors, as applicable. However, the Corporate Secretary is not required to forward communications if it is determined the communication is (1) unrelated to the duties and responsibilities of the Board, (2) unduly hostile, threatening or illegal, or (3) obscene or otherwise deemed inappropriate.

By telephone: 972-624-6210	By mail: Upbound Group, Inc. Attn: Corporate Secretary 5501 Headquarters Drive Plano, TX 75024	By e-mail: Upbound.Board@upbound.com
Related Person Transactions

Policy on Review and Approval of Transactions with Related Persons
The Board has adopted a written statement of policy and procedures for the identification and review of transactions involving us and “related persons” (our directors and executive officers, stockholders owning 5% or greater of our outstanding stock, and immediate family members of any of the foregoing). Our directors and executive officers are required to provide notice to our general counsel of the facts and circumstances of any proposed transaction involving amounts greater than $120,000 involving them or their immediate family members that may be deemed to be a related person transaction. Our general counsel, in consultation with management and our outside counsel, as appropriate, will then assess whether the proposed related person transaction requires approval pursuant to the policy and procedures. If our general counsel determines that any proposed, ongoing or completed transaction involves an amount in excess of  $120,000 and is a related person transaction, the Nominating and Corporate Governance Committee must be notified for consideration at the next regularly scheduled meeting of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has reviewed and determined that each of the following related person transactions are to be deemed pre-approved by the Nominating and Corporate Governance Committee: (1) employment and separation agreements related to executive officers if  (a) the related compensation is reported in our proxy statement or (b) the executive officer is not an immediate family member of another “related person” and the Compensation Committee approved, or recommended to the Board for approval, such compensation, (2) any compensation paid to a director if the compensation is reported in our proxy statement, (3) transactions where all of our stockholders receive proportional benefits and (4) any transaction with a “related person” involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority. The Nominating and Corporate Governance Committee will approve or ratify, as applicable, only those related person transactions that are in, or are not inconsistent with, our best interests and those of our stockholders in its business judgment.
Reportable Transactions with Related Persons
The Company has not been a participant in any transaction since January 1, 2025 in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, nominees for director or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest that is reportable pursuant to Item 404(a) of Regulation S-K.
Investor Outreach

We periodically engage in outreach to our top institutional investors to help ensure that our Board and management understand and consider the corporate governance, executive compensation and other issues that matter most to our

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stockholders. In 2025, senior members of management reached out to institutional investors holding approximately 72% of our outstanding common stock and participated in meetings with investors who accepted our request for a meeting. These periodic meetings cover both general and Upbound-specific topics, including the Company’s executive compensation, corporate governance practices, human capital management and corporate responsibility initiatives. Through this program, we have received helpful input, and we consider such input as we review potential adjustments to our executive compensation, corporate governance practices, human capital management and corporate responsibility initiatives. In 2025, as a result of the overall positive feedback received, no significant changes were made to our disclosures and programs.
While we expect to maintain our investor outreach program, we do not expect that we will always be able to address all of our stockholders’ feedback. However, we seek to optimize our corporate governance by continually refining our relevant policies, procedures and practices to align the needs of the Company with evolving regulations and best practices, issues raised by our stockholders, and otherwise as circumstances warrant.

UPBOUND GROUP, INC. - 2026 Proxy Statement23

PROPOSAL TWO:
RATIFICATION OF THE SELECTION OF
INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit & Risk Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte previously served as our independent registered public accounting firm in 2025. Ernst & Young (“E&Y”) previously served as our independent registered public accounting firm in 2019 through February 25, 2025.
The Audit & Risk Committee reviews and pre-approves both audit and all permissible non-audit services provided by our independent registered public accounting firm, as described in “Corporate Governance — Structure of the Board — Audit & Risk Committee” in this proxy statement, and accordingly, all services and fees in 2025 provided by Deloitte were pre-approved by the Audit & Risk Committee. The Audit & Risk Committee has considered whether the provision of services, other than services rendered in connection with the audit of our annual financial statements, is compatible with maintaining Deloitte’s independence. The Audit & Risk Committee has determined that the rendering of non-audit services by Deloitte during the year ended December 31, 2025, was compatible with maintaining such firm’s independence.
Our Board has directed that we submit the selection of our independent registered public accounting firm for ratification by our stockholders at the 2026 Annual Meeting. Stockholder ratification of the selection of Deloitte as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit & Risk Committee will reconsider whether or not to continue the retention of Deloitte. Even if the selection is ratified, the Audit & Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our stockholders. The Audit & Risk Committee annually reviews the performance of our independent registered public accounting firm and the fees charged for their services. Based upon the Audit & Risk Committee’s analysis of this information, the Audit & Risk Committee will determine which registered independent public accounting firm to engage to perform our annual audit each year.
Representatives of Deloitte will attend the 2026 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.
Changes in the Company’s Independent Registered Public Accountant
As previously disclosed, on February 24, 2025, the Audit and Risk Committee decided to (i) dismiss E&Y as the Company’s independent registered public accounting firm and (ii) appoint Deloitte to serve as the Company’s new independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2025. The Audit & Risk Committee made its decision after soliciting proposals from several accounting firms and conducting a thorough formal review. The Company notified E&Y of its decision on February 25, 2025.
During the Company’s fiscal years ended December 31, 2023 and 2024, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and E&Y on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
E&Y’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2024 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. We provided E&Y with a copy of our Current Report on Form 8-K reporting the change in independent registered public accounting firm before filing such Current Report on Form 8-K with the SEC on February 28, 2025, and requested that E&Y furnish us with a letter addressed to the SEC stating whether or not E&Y agreed with the above statements and stating the respects, if any, in which E&Y did not agree with such statements. The letter from E&Y was filed as Exhibit 16.1 to such Form 8-K.
During the Company’s fiscal years ended December 31, 2023 and 2024, neither the Company, nor anyone on behalf of the Company, consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial

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PROPOSAL TWO: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

statements, and no written report or oral advice was provided by Deloitte to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Our Board recommends that you vote “FOR” the proposal to ratify the selection of Deloitte as our independent registered public accounting firm.
Principal Accountant Fees and Services

The following table provides information about fees billed for services rendered by Deloitte for our fiscal year ended December 31, 2025 and E&Y, our prior independent registered public accounting firm, for our fiscal year ended December 31, 2024.
	2025	2024
Audit Fees(1)	$2,175,860	$2,677,962
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$252,346	$14,449
All Other Fees(4)	$2,051	$—

(1)
Represents the aggregate fees billed by Deloitte in 2025 and E&Y in 2024 for (a) professional services rendered for the audit of our annual financial statements for the years ended December 31, 2025 and December 31, 2024, (b) the audit of management’s assessment of the effectiveness of our internal control over financial reporting as of December 31, 2025 and December 31, 2024, and (c) reviews of the financial statements included in our Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, Brigit acquisition Form S-3 filed with the SEC in 2025, and in the 2021 Plan Form S-8 filed with the SEC in 2024.

(2)
Represents the aggregate fees billed by Deloitte in 2025 and E&Y in 2024, if any, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under the caption “Audit Fees.”

(3)
Represents the aggregate fees billed by Deloitte in 2025, and E&Y in 2024, for professional services rendered for tax compliance, tax advice and tax planning. These services comprise engagements related to federal and international tax compliance and planning.

(4)
Represents the aggregate fees billed by Deloitte in 2025 for a subscription to Deloitte’s accounting research tool.

UPBOUND GROUP, INC. - 2026 Proxy Statement25

AUDIT AND RISK COMMITTEE REPORT
The material in this Report is not “soliciting material”, is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation by reference language in such filing.
In accordance with its written charter adopted by the Board, the Audit & Risk Committee assists the Board in fulfilling its oversight responsibilities by, among other things, reviewing the financial reports and other financial information provided by the Company to any governmental body or the public.
In discharging its oversight responsibilities, the Audit & Risk Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the firm and the Company that might bear on the auditors’ independence consistent with the applicable requirements of the Public Company Accounting Oversight Board, discussed with the independent auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit & Risk Committee also discussed with management, the internal auditors and the independent auditors the integrity of the Company’s financial reporting processes, including the Company’s internal accounting systems and controls, and reviewed with management and the independent auditors the Company’s significant accounting principles and financial reporting issues, including judgments made in connection with the preparation of the Company’s financial statements. The Audit & Risk Committee also reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.
The Audit & Risk Committee discussed with the independent auditors the matters required to be discussed by the Public Company Accounting Oversight Board and the SEC, and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the consolidated financial statements of the Company.
The Audit & Risk Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2025 with management and the independent auditors. Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting (as defined in Rule 13a-15(f) promulgated under the Exchange Act), and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing those financial statements and expressing an opinion on the effectiveness of internal control over financial reporting. The Audit & Risk Committee’s responsibility is to monitor and review these processes. The members of the Audit & Risk Committee are “independent” as defined by SEC and Nasdaq rules, and our Board has determined that Mr. Jeffrey Brown is an “audit committee financial expert” as defined by SEC rules.
The Audit & Risk Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits, including internal control testing under Section 404 of the Sarbanes-Oxley Act. The Audit & Risk Committee periodically meets with the Company’s internal and independent auditors, with and without management present, and in private sessions with members of senior management to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit & Risk Committee also periodically meets in executive session.
In reliance on the reviews and discussions referred to above, the Audit & Risk Committee recommended to the Board (and the Board subsequently approved the recommendation) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
AUDIT & RISK COMMITTEE
Jeffrey Brown, Chairman
Harold Lewis
Carol McFate

26UPBOUND GROUP, INC. - 2026 Proxy Statement

EXECUTIVE OFFICERS
The Board appoints our executive officers annually and updates the executive officer positions as needed throughout the year. Each executive officer serves at the behest of the Board and until such officer’s successor is appointed, or until the earlier of such officer’s death, resignation or removal. The following sets forth certain biographical information with respect to our executive officers as of the date of this proxy statement.
Mr. Karam’s biographical information is set forth above under “Proposal One: Election of Directors.”
Anthony Blasquez
Executive Vice President — Rent-A-Center Age: 50
Mr. Blasquez was named Executive Vice President — Rent-A-Center effective as of June 1, 2020. In such role, Mr. Blasquez focuses on improving the Rent-A-Center omni-channel business, which includes impacting performance from both e-commerce and the traditional store business. Mr. Blasquez has been with Upbound for 27 years and has served in every field operations position in the Company, most recently Divisional Vice President of Operations from 2015 to 2020 prior to being promoted to his current position.
Hal Khouri
Executive Vice President — Chief Financial Officer Age: 56
Mr. Khouri was appointed Executive Vice President — Chief Financial Officer effective November 10, 2025. Mr. Khouri has over 30 years of experience in consumer-based banking, financial services, leasing, retail, consulting and government service. He is a seasoned chief financial officer with an extensive background in driving corporate growth and shareholder return through strategic financial governance and stewardship. From August 2019 through November 2025, Mr. Khouri served as the Executive Vice President and Chief Financial Officer of goeasy Ltd. (TSX: GSY), one of Canada’s leading providers of non-prime consumer leasing and lending solutions, offering a full suite of products, including unsecured and secured loans, as well as point-of-sale-financing in automobile, powersports, retail and healthcare verticals through an omnichannel delivery network. Prior to his appointment at goeasy in 2019, Mr. Khouri was Chief Financial Officer of Walmart Canada Bank (now known as Fairstone Bank of Canada). He has also held the position of Chief Financial Officer at JPMorgan Chase Canada Bank and previous senior roles at MBNA Canada, Deloitte, and the Ontario Ministry of Finance.
Balaji Kumar
Executive Vice President — Chief Technology Officer Age: 52
Mr. Kumar has served as our Executive Vice President — Chief Technology Officer since March 30, 2026. He is responsible for driving the engineering and technology transformation that powers our mission to deliver accessible and inclusive financial solutions to underserved consumers.
Mr. Kumar brings more than 25 years of technology leadership experience across financial services and retail. Most recently, he served as Head of Global Technology Infrastructure at Citi, where he spearheaded the firm’s public cloud strategy, drove large-scale modernization, and established the foundation that powered Generative AI adoption across the enterprise. Prior to this role, he was CTO, responsible for the technology strategy, developer platforms, and enterprise architecture modernization for Citi’s Global Consumer Bank. Prior to Citi, Mr. Kumar served as Head of Enterprise Technology and CISO at 7-Eleven and CIO of Dealer Auto Finance at Capital One, where he drove operational efficiency, modernized technology foundations, and delivered industry-leading digital platforms for consumers across retail and financial services. Earlier in his career, Mr. Kumar held progressive engineering leadership roles at Verizon Communications, spanning consumer applications, FiOS, and cloud and data center services.
He serves on the Advisory Board of the Electrical and Computer Engineering Department at the University of Florida and is a mentor at the Center for Technology Management and Digital Leadership at Northeastern University.

UPBOUND GROUP, INC. - 2026 Proxy Statement27

EXECUTIVE OFFICERS

Tyler Montrone
Executive Vice President — Acima Age: 45
Mr. Montrone has served as our Executive Vice President — Acima since February 20, 2023. From July 2022 through February 2023, Mr. Montrone served as Acima’s Chief Development Officer, and he previously served as Acima’s SVP, Assistant General Counsel/Compliance Officer from February 2021 through June 2022 and Chief Legal and Compliance Officer of Acima from March 2016 through February 2021. Mr. Montrone earned both his Bachelor of Science in accounting and Master in Taxation from Weber State University, and he also earned a Juris Doctor from the University of Arkansas.
Bryan Pechersky
Executive Vice President — General Counsel and Corporate Secretary Age: 55
Mr. Pechersky was named Executive Vice President — General Counsel and Corporate Secretary effective as of June 1, 2020. Mr. Pechersky oversees our legal department and government affairs program. Prior to joining Upbound, Mr. Pechersky served from 2010 through 2019 as Executive Vice President, General Counsel and Corporate Secretary for Cloud Peak Energy Inc., a publicly traded mining and logistics supplier to U.S. and Asian utilities. From 2007 to 2010, Mr. Pechersky was Senior Vice President, General Counsel and Secretary for Harte-Hanks, Inc., a publicly traded worldwide, direct and targeted marketing company. From 2005 to 2007, Mr. Pechersky was Senior Vice President, Secretary and Senior Corporate Counsel for Blockbuster Inc., a publicly traded global movie and game entertainment retailer. From 2004 to 2005, Mr. Pechersky was Deputy General Counsel and Secretary for Unocal Corporation, a publicly traded international energy company acquired by Chevron Corporation in 2005. Prior to these positions, from 1996 to 2004, Mr. Pechersky was a capital markets, mergers and acquisitions and litigation attorney for Vinson & Elkins L.L.P., a leading global law firm. Mr. Pechersky also served as a Law Clerk to the Hon. Loretta A. Preska of the U.S. District Court for the Southern District of New York in 1995 and 1996.
Tran Taylor
Executive Vice President — Chief Human Resources Officer Age: 60
Mr. Taylor has served as our Executive Vice President — Chief Human Resources Officer since July 2021. From 2008 through 2021, Mr. Taylor served on the executive leadership team as the CHRO/CPO for Bumble, Mr. Cooper and Travelocity. Mr. Taylor has a demonstrated track record of leading the human resources function, establishing human resources strategy, and optimizing culture and people practices. Additionally, from 2001 to 2008, Mr. Taylor led the human resources function for retail-focused companies, such as Alliance Data and The Home Depot. He has directed human resources integration for multiple merger and acquisition efforts and also served as a key enabler for several transformational change initiatives. Mr. Taylor earned both his Bachelor and Master degrees from West Virginia University.
Rebecca Wooters
Executive Vice President — Chief Growth Officer Age: 55
Ms. Wooters was named Chief Growth Officer effective September 18, 2025. In her role, Ms. Wooters leads Upbound’s marketing, data, analytics, customer experience, and product development teams as part of a single integrated growth organization. Under Ms. Wooters’ leadership, the growth organization partners with Upbound business segments to identify synergies and drive growth through innovative digital products with a focus on seamless customer experiences. From 2020 to 2025, Ms. Wooters served as the first Chief Digital Officer at Signet Jewelers, the world’s largest specialty retail jeweler. There, she led the digital transformation of brands including Kay Jewelers, Zales, and Jared, implementing a connected commerce strategy powered by enterprise data, artificial intelligence, and agile delivery. Prior to Signet, Ms. Wooters held senior roles at Citigroup Inc., including Managing Director; Chief Customer Experience Officer.

28UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary

We are committed to maintaining a strong pay-for-performance culture. The compensation program is reviewed annually to assure that its objectives and components are aligned with the Company’s strategic goals and culture, and also that it incentivizes short- and long-term profitability and ethical business conduct in accordance with our values.
This Compensation Discussion and Analysis (“CD&A”) describes key features of our executive compensation program, summarizes the 2025 cash and equity incentive compensation received by our named executive officers, highlights the strong pay for performance alignment of our executives’ compensation with our financial, operating and stockholder returns and provides additional context to the data presented in the compensation tables included below in this proxy statement. The term “executive officers” means our senior executives who are listed above under the heading “Executive Officers” and also includes our Chief Executive Officer, Mr. Karam. The term “named executive officers” means the six current and former executive officers identified in the table below.
Named Executive Officer	Title
Mitchell Fadel(1)	Former Chief Executive Officer
Fahmi Karam(2)	Chief Executive Officer Former Executive Vice President — Chief Financial Officer
Hal Khouri(3)	Executive Vice President — Chief Financial Officer
Tyler Montrone	Executive Vice President — Acima
Anthony Blasquez	Executive Vice President — Rent-A-Center
Bryan Pechersky	Executive Vice President — General Counsel and Corporate Secretary

(1)
As previously disclosed, including in the Company’s proxy statement for the 2025 annual meeting of stockholders, Mr. Fadel retired as the Company’s Chief Executive Officer, effective June 1, 2025, which was not due to any disagreement with the Company on any matters relating to the Company’s operations, practices or policies.

(2)
Mr. Karam was appointed Chief Executive Officer of the Company, effective June 1, 2025. Prior to that date, he served as Executive Vice President — Chief Financial Officer of the Company.

(3)
Mr. Khouri was appointed Executive Vice President — Chief Financial Officer of the Company, effective November 10, 2025.

Please read the entirety of this CD&A and remaining compensation sections in this proxy statement for further details regarding the matters summarized below.
Executive Compensation Program Overview
Decisions with respect to compensation of our executive officers, including our Chief Executive Officer and other named executive officers, are made by our Compensation Committee, which is comprised solely of independent directors. Our Compensation Committee has identified the primary objectives for our executive compensation program, which guide the decisions it makes with respect to the amount and type of compensation paid to our named executive officers. The objectives of our executive compensation program are to:
•
attract, retain and motivate senior executives with competitive compensation opportunities;

•
incentivize our executives to achieve our short-term and long-term strategic goals;

•
align our executive compensation program with the core values identified in our corporate mission statement;

•
reward achievement of our financial and non-financial business goals; and

•
align executive interests with those of our stockholders.

The executive compensation program consists of a mix of three primary components, described below, which we believe appropriately rewards our executive officers for their overall contribution to company performance, contains a substantial portion of at-risk, performance-based compensation and aligns our executives’ interests with those of our stockholders with the ultimate objective of increasing long-term stockholder value.
The pay ultimately realized is highly variable and dependent primarily on (1) our financial and operational performance, (2) individual executive performance and (3) our multi-year relative TSR performance.

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COMPENSATION DISCUSSION AND ANALYSIS

The three primary components of our executive compensation program are:
Component	Overview
Base Salary	Competitive base salaries are determined in large part through in-depth comparative analyses of comparable positions at companies in our Peer Group and survey data from other similarly situated public companies in the retail and consumer finance sectors, taking into account the individual’s experience, responsibilities, competencies and individual performance, in addition to the market data.
Annual Incentive Opportunity	Opportunity for an annual cash incentive award to align our executives with annual corporate and individual performance achievements. For 2025, the ultimate payout amount was based on (1) Consolidated Adjusted EBITDA (50% weighting), (2) Acima segment revenue (25% weighting), and (3) Rent-A-Center segment revenue (25% weighting). The targeted achievement levels take into account the rigorous goals included in our annual operating budget, which is approved by the Board. Each executive officer’s target annual incentive opportunity takes into account market data from the Peer Group and survey data from other similarly situated public companies in the retail and consumer finance sectors. For purposes of the annual incentive compensation, consolidated Adjusted EBITDA is calculated as net earnings before interest, taxes, stock-based compensation, depreciation and amortization, and the impacts of the annual incentive compensation expense, as adjusted for certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities (“Adjusted EBITDA”)
Long-Term Incentive Compensation Opportunity	Long-term incentive plan and equity ownership guidelines to align our executives with longer term performance achievement and stockholder returns. The long-term incentive awards granted in February 2025 consisted of (1) time-based restricted stock units (weighted 25%) that vest pro rata over a three-year period and (2) performance-based stock units (weighted 75%) that vest solely based on the satisfaction of our performance based on our three-year TSR compared to the S&P 1500 Specialty Retail Index. This structure emphasizes long-term value creation by tying more than a majority of awards to shareholder value over a three-year period and outperforming other companies in the S&P 1500 Specialty Retail Index. As noted above under “Investor Outreach”, overall feedback from the Company’s investor outreach effort has been supportive of our executive compensation program, including the design of our long-term incentive compensation.
Compensation Program Design and Governance Policies
In addition to our three primary components of executive compensation, our executive compensation program includes other features that we believe are consistent with strong governance practices, including:
What We Do

•
Transparent Compensation Program: Maintain a transparent executive compensation program that is understandable both to our stockholders and employees and is not overly complex or subject to constantly changing features

•
Compensation Aligned with Performance: A substantial percentage of both cash and equity compensation is at-risk and variable based on company performance

•
Multi-Year Equity Vesting: Three-year full vesting for all executive equity awards (restricted stock units vest pro rata annually over three years; performance stock units cliff vest after three years based on relative TSR performance)

•
Annual SOP Vote: Annual say-on-pay stockholder vote regarding our executive compensation program to receive regular feedback from our investors

•
Annual Program Risk Assessment: Our Compensation Committee performs an annual risk assessment of our compensation program

•
Investor Outreach: Outreach program to our large institutional investors regarding executive compensation and governance-related topics

•
Independent Compensation Consultant: Engagement by the Compensation Committee of an independent compensation consultant to conduct a formal evaluation of, and advise the Compensation Committee with respect to, the compensation arrangements for our Chief Executive Officer, as well as provide guidance with respect to the compensation of our senior executives

•
Rigorous Target Setting: Rigorous performance targets for our annual cash incentive and long-term incentive compensation programs

•
Total Reward Statement Review: Regular review by the Compensation Committee of total reward statements for the Chief Executive Officer and other executives to evaluate cash and equity compensation award payouts over several years

•
Ownership Guidelines: Equity ownership guidelines for our directors, Chief Executive Officer, executive vice presidents, senior vice presidents and vice presidents

•
Clawback Policy: Incentive compensation is subject to clawback, as described further in this proxy statement

30UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

What We Do Not Do
• No Hedging or Pledging Stock: Insider Trading Policy that prohibits derivative transactions involving our common stock and pledging stock	• No Gross-ups: Employee benefits are provided without tax gross-ups (other than certain relocation-related expenses)
• No Excessive Perquisites: We provide only limited perquisites, as described in this CD&A	• No Repricing Options: We do not reprice stock options without stockholder approval (and as of 2021, we no longer grant stock options)
• No Dividends Paid on Unvested Equity: No prospective payment of dividends on unvested equity awards
2025 Company Performance Highlights
As described further in our year-end 2025 earnings announcement and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2025 Form 10-K, highlights of our 2025 results and significant accomplishments are described below:
•
At the Upbound enterprise level, we completed the acquisition of Brigit on January 31, 2025, expanding our platform to include a subscription-based financial health technology offering.

•
Our Acima Leasing segment achieved 8.6% Y/Y GMV(1) and 11.1% Y/Y revenue growth.

•
Our Brigit segment had total revenue of  $206 million with 1.6 million paying subscribers at year-end.

•
Our Rent-A-Center segment experienced a 2.2% Y/Y decline in Same Store Sales(2) and 4.2% Y/Y revenue decline to $1.9 billion.

•
We achieved strong financial results for the year ended December 31, 2025, as demonstrated by:

◦
$4.7 billion in consolidated revenue, an 8.7% Y/Y increase

◦
$73.2 million in net income, compared to $123.5 million in 2024

◦
$508.8 million in Adjusted EBITDA(3), a 7.5% Y/Y increase

◦
$1.25 GAAP Diluted EPS, compared to $2.21 in 2024

◦
$4.13 Non-GAAP Diluted EPS(3), compared to $3.83 in 2024

(1)
Gross Merchandise Volume (GMV) is defined as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancelations as of the measurement date.

(2)
Same store sales generally represents revenue earned in Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. We exclude from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer.

(3)
Non-GAAP financial measure. See Annex A for additional information regarding non-GAAP financial measures and reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measure.

2025 Executive Compensation Highlights
Highlights of our 2025 executive compensation program are discussed below:
•
Continued High Percentage of At-Risk, Variable Performance-Based Compensation:   Target total direct compensation (base salary, target annual incentive compensation and target long-term incentive compensation) for Mr. Karam, our Chief Executive Officer, was 85% at-risk (performance-based) for the year ended December 31, 2025. This represents Mr. Karam’s target annual incentive compensation and target long-term incentive compensation as a percentage of his total target direct compensation.

•
Maintained Rigorous Annual Incentive Award Targets:   In establishing the 2025 annual cash incentive plan targets for each metric, the Compensation Committee considered sensitivities to the key business drivers of Adjusted EBITDA, Acima segment revenue, and Rent-A-Center segment revenue to establish rigorous threshold, target and maximum performance levels.

•
Annual Financial Performance Resulted in 74% Bonus Plan Payouts:   As a result of our Company’s annual financial performance in 2025, for our 2025 bonus plan metrics, the Compensation Committee approved a 74% payout to our executives.

UPBOUND GROUP, INC. - 2026 Proxy Statement31

COMPENSATION DISCUSSION AND ANALYSIS

•
Majority Weighting of Performance Stock Units in Long-Term Incentive Program:   In 2025, the Compensation Committee continued to include substantial weighting to the Company’s relative TSR performance under the long-term incentive program by maintaining the performance stock unit weighting of 75% and the time-vested restricted stock units weighting of 25%.

•
Three-Year Stock Price Performance Resulted in 50% Vesting of 2023 Performance-Based Stock Units:   Our relative TSR performance as compared to the S&P 1500 Specialty Retail Index for the three-year period ended December 31, 2025, ranked us 33 out of 49 companies in the S&P 1500 Specialty Retail Index, which resulted in the vesting of 50% of the performance-based stock units that were granted in 2023.

•
Strong Stockholder Say-on-Pay Approval:   In June 2025, we held a stockholder advisory vote on the compensation of our named executive officers, referred to as a say-on-pay vote. Our stockholders approved the compensation of our named executive officers, with approximately 98% of the shares of common stock present and entitled to vote thereon cast in favor of our proposal, which our Compensation Committee believed conveyed a general endorsement of our executive compensation program and related compensation actions.

Severance Arrangements
We have an employment agreement with Mr. Karam and executive transition agreements with our other named executive officers to provide certain payments and benefits upon an involuntary termination of the named executive officer’s employment or the occurrence of certain other circumstances that may affect the named executive officer (and, in the case of Mr. Karam, the employment agreement also provides for, among other items, annual compensation and certain employee benefits, as well as entitlements upon an involuntary termination as described in the section “Arrangements with Mr. Karam” below). The Compensation Committee believes that such severance arrangements assist us in recruiting and retaining top-level talent. In addition, formalizing our severance practices benefits us (1) by providing us with certainty in terms of our obligations to an eligible executive in the event that our relationship with him or her is severed and (2) by virtue of the non-competition and non-solicitation provisions in our loyalty agreements, which inure to our benefit in the event that an eligible executive severs employment with us. We have a letter agreement and an employment agreement with Mr. Fadel, as described in the section “Arrangements with Mr. Fadel” below. As previously disclosed, Mr. Fadel did not receive any cash severance benefits in connection with his retirement on June 1, 2025, but certain of his equity awards continued to vest consistent with the letter agreement we entered into with him in April 2024, subject to the terms and conditions set forth therein.
For a more detailed description of the severance arrangements which apply to our named executive officers, please see “Termination of Employment and Change-in-Control Arrangements” below.
Employee Benefits and Limited Perquisites
Our named executive officers are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability plans, all of which the Compensation Committee believes are commensurate with plans of other similarly situated public companies in the retail and consumer finance industries. In addition, we will pay the cost of an executive physical examination or concierge medicine access for each named executive officer each year and we do not gross up our executives for any taxes related to the cost of perquisites (other than for certain relocation-related expenses). Our named executive officers were eligible in 2025 to participate in our 401(k) Retirement Savings Plan and our Deferred Compensation Plan. The Deferred Compensation Plan allows our executive officers to defer certain compensation to help save for their longer term financial objectives on a tax-deferred basis.
The Compensation Committee has determined it is beneficial to offer the above-described employee benefits and limited perquisites in order to attract and retain our named executive officers by offering compensation opportunities and benefits that are competitive with those offered by similarly situated public companies in the retail and consumer finance industries. In determining the total compensation payable to our named executive officers for a given fiscal year, the Compensation Committee will examine such employee benefits and perquisites in the context of the total compensation which our named executive officers are eligible to receive. However, because such employee benefits and perquisites that are available to our named executive officers represent a relatively small portion of their total compensation, the availability of such items does not materially influence the decisions made by the Compensation Committee with respect to other elements of the total compensation to which our named executive officers are entitled or awarded.
For a description of the employee benefits and perquisites received by our named executive officers in 2025, please see “All Other Compensation” below.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Process

The Compensation Committee typically begins the process of determining the amount and mix of total compensation to be paid to our senior executives, including our named executive officers, in December of each year and finalizes the amounts the following February. This enables the Compensation Committee to examine and consider our performance during the previous year in establishing the current year’s compensation. During the Compensation Committee’s annual review of the executive compensation program, the Compensation Committee primarily considers market and Peer Group data (as described below), input provided by the Compensation Committee’s independent compensation consultant and by our Human Resources department, and input of the Chief Executive Officer other than with respect to his own compensation. The Compensation Committee also considers experience, responsibilities, competencies and individual performance.
Historically, the Compensation Committee has retained annually a compensation consultant to conduct a formal evaluation of, and advise it with respect to, the compensation arrangements for our Chief Executive Officer, as well as provide guidance with respect to the compensation of our senior executives, including our other named executive officers. For the 2025 fiscal year, the Compensation Committee reviewed the executive compensation analysis conducted by Korn Ferry, Inc. (“Korn Ferry”), which utilized the approved Peer Group (as defined below), pursuant to its engagement by the Compensation Committee to assist the committee with compensation decisions for the 2025 fiscal year.
The Compensation Committee considered executive compensation practices of the following similarly situated public companies (the “Peer Group”) for the purpose of evaluating our 2025 compensation arrangements for our senior executives:
2025 Peer Group(1)
The Aaron’s Company	Bread Financial Holdings, Inc. (BFH)	Brinker International, Inc. (EAT)	Conn’s, Inc.
Enova International, Inc. (ENVA)	FirstCash Holdings, Inc. (FCFS)	H&R Block, Inc. (HRB)	La-Z-Boy Incorporated (LZB)
ODP Corporation (ODP)	OneMain Holdings, Inc. (OMF)	PROG Holdings, Inc. (PRG)	Sally Beauty Holdings, Inc. (SBH)
The Western Union Company (WU)

(1)
The peer company’s stock ticker symbol, as applicable, is presented in parentheses.

The following criteria were considered in the selection of companies for this Peer Group:
•
U.S.-based public companies with a similar business focus as ours, including both consumer finance and retail (particularly home furnishings, appliances and other retail organizations);

•
Companies with annual revenue similar to us (generally 0.5 to 2.0 times our revenue, based on the most recent available financial information at the time of the analysis); and

•
Competitors for executive talent.

In late 2025, the Compensation Committee considered the above criteria in reviewing the Peer Group to be used for 2026 benchmarking purposes and determined to remove Conn’s, Inc. due to its filing for bankruptcy and The Aaron’s Company, Inc. because it is no longer a public company. As part of its annual review of the Peer Group, the Compensation Committee added four companies to the Peer Group for purposes of 2026 benchmarking: Ally Financial Inc. (NYSE: ALLY) and SoFi Technologies, Inc. (Nasdaq: SOFI) as new consumer finance peers and Floor & Decor Holdings Inc. (NYSE: FND) and Sleep Number Corp. (Nasdaq: SNBR) as new retail peers.
Certain members of the Compensation Committee have significant professional experience in the retail and consumer finance industries, as well as with respect to the executive compensation practices of large publicly traded companies. This experience provides a frame of reference within which to evaluate our executive compensation program relative to general economic conditions and our progress in achieving our short-term and long-term goals.
As discussed above, the Compensation Committee has engaged Korn Ferry as its independent compensation consultant, and in such role, Korn Ferry provides ongoing advisory services to the Compensation Committee on various aspects of its overall compensation practices.

UPBOUND GROUP, INC. - 2026 Proxy Statement33

COMPENSATION DISCUSSION AND ANALYSIS

Forms of Compensation

The following forms of compensation are currently utilized by the Compensation Committee in compensating our named executive officers:
•
base salary, which is paid in cash;

•
annual incentive compensation, which is paid in cash;

•
long-term incentive compensation, which consists of restricted stock units and performance-based stock units;

•
severance arrangements; and

•
employee benefits, including limited perquisites, with no tax gross-ups (other than for certain relocation-related expenses).

Base Salary
The base salary for each of our named executive officers represents the guaranteed portion of their total compensation and is determined annually by the Compensation Committee. Base salaries help to achieve our goal of maintaining a competitive program that will attract and retain talent needed for our long-term success.
At the beginning of each year, the Compensation Committee considers whether adjustments should be made to the annual base salaries for our named executive officers. During the Compensation Committee’s review of the then-current base salaries, the Compensation Committee primarily considers market data from the Peer Group and published surveys, input provided by our Executive Vice President — Chief Human Resources Officer, input of the Chief Executive Officer (other than with respect to his own base salary), individual performance, our financial performance, the experience, responsibilities and competencies of the named executive officer, and each named executive officer’s compensation in relation to our other executive officers.
In early 2025, based on the consideration of these factors, the Compensation Committee approved the base salaries of our Chief Executive Officer and other named executive officers. The Compensation Committee determined to increase the base salaries for Messrs. Fadel, Karam, Montrone, Blasquez and Pechersky as part of the annual compensation review process in light of their experience, responsibilities, competencies and individual performance, in addition to market data. The following table sets forth the annual base salaries of the named executive officers for 2025:
Name	2024 Base Salary	% Increase	2025 Base Salary
Fadel	$1,100,000	5%	$1,155,000
Karam(1)	$1,040,000	3.5%	$1,076,500
Khouri(2)	$—	—	$675,000
Montrone	$475,000	3.1%	$489,500
Blasquez	$475,000	2.0%	$484,500
Pechersky	$430,000	7.0%	$460,000

(1)
Mr. Karam was appointed Chief Executive Officer on June 1, 2025, at which time his base salary was increased to $1,100,000.

(2)
Mr. Khouri joined the Company in November 2025 and did not receive a base salary or other compensation in 2024.

Annual Cash Incentive Compensation
The Compensation Committee maintains an annual incentive compensation program for our named executive officers that provides for awards in the form of a cash incentive. These cash incentives provide our named executive officers with financial rewards based upon achievement of specified annual objectives, which the Compensation Committee believes will ultimately increase the value of our Company by aligning our executive compensation with the achievement of annual Company performance objectives, as well as help us retain our named executive officers by providing attractive compensation opportunities.
Under our annual cash incentive program, target cash incentive opportunity is established at a pre-determined percentage of the named executive officer’s base salary, with such percentage amount set in accordance with the named executive officer’s position and responsibilities with us. The ultimate payouts pursuant to our annual cash incentive program for prior year performance are typically approved by the Compensation Committee in February at the same time that all compensation (including base salaries, target annual cash incentive compensation, and target long-term incentive compensation) for our named executive officers for the current year is reviewed and approved. This timing enables the Compensation Committee to evaluate the named executive officer’s performance during the prior year, as well as determine

34UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

performance targets for the new fiscal year in light of the previous year’s performance. Payouts under the plan may range from 0% to 200% of target annual cash incentive compensation.
The annual cash incentive program for 2025 included three financial performance metrics focused on annual top line performance and profitability:
•
Adjusted EBITDA — The Compensation Committee included an Adjusted EBITDA target in the annual cash incentive program because it believes Adjusted EBITDA generally represents an accurate indicator of our core financial performance and profitability over a one-year period of time, while excluding the impact of items such as interest, depreciation and stock-based compensation expense, which can vary significantly and other adjustments that are not considered to reflect the performance of our core business operations.

•
Acima Segment Revenue — For our Acima segment, the Compensation Committee determined that revenue performance was an appropriate metric for top line performance of each of our largest business segments.

•
Rent-A-Center Segment Revenue — The Compensation Committee included a Rent-A-Center segment revenue target in 2025, which reflects its belief that a portion of the cash bonus opportunity should be based on our top line performance for each of our largest business segments.

The financial performance targets for the 2025 annual cash incentive program were established in February 2025 following a review of our financial projections developed pursuant to our strategic plan and objectives for 2025. In setting the performance targets under the 2025 annual cash incentive program, the Compensation Committee considered the level of actual achievement of the targets for the 2024 annual cash incentive program, the level of the Company’s anticipated investment in its strategic initiatives for 2025, the impact of the Brigit acquisition (which closed on January 31, 2025), sensitivities for the key business drivers that may impact achievement of the targets and the Compensation Committee’s goal to ensure a rigorous target-setting process. Based upon that review, the Compensation Committee established the following threshold, target and maximum payout achievement levels for each metric in the 2025 annual cash incentive program:
Metric	Performance Levels
Adjusted EBITDA(1)	Threshold — Less than $468 million Target — $551 million Maximum — Greater than or equal to $633 million
Acima Segment Revenue	Threshold — Less than $2,385 million Target — $2,537 million Maximum — Greater than or equal to $2,689 million
Rent-A-Center Segment Revenue	Threshold — Less than $1,724 million Target — $1,796 million Maximum — Greater than or equal to $1,868 million

(1)
Non-GAAP financial measure. See Annex A for additional information regarding non-GAAP financial measures and reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measure.

The target cash incentives in 2025 for each of the named executive officers are set forth below:
Officer(1)	2025 Target Cash Incentives as a Percentage of Base Salary
Karam	150%
Khouri(2)	60%
Montrone	60%
Blasquez	60%
Pechersky	60%

(1)
Does not include Mr. Fadel because he retired on June 1, 2025 and did not receive a cash incentive award for 2025.

(2)
Mr. Khouri received a pro-rated cash incentive award for 2025 pursuant to his offer letter.

In February 2026, the Compensation Committee determined the level of achievement against the targets for purposes of the named executive officers’ 2025 bonus plan. In 2025, the Company’s Adjusted EBITDA(1) was $520 million.

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COMPENSATION DISCUSSION AND ANALYSIS

Metric	Weighting (% of total bonus opportunity)	2025 Performance	Percent of 2025 Target Achieved	Payout for 2025 (% of Target)
Adjusted EBITDA(1)	50%	$520 million	94.3%	66%
Acima Segment Revenue	25%	$2,512 million	99.0%	85%
Rent-A-Center Segment Revenue	25%	$1,779 million	99.1%	79%

(1)
Non-GAAP financial measure. See Annex A for additional information regarding non-GAAP financial measures and reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measure. In reviewing our actual 2025 performance relative to the performance targets, the Compensation Committee determined that it would be appropriate, consistent with past practices, to adjust Adjusted EBITDA to exclude the impact of the annual cash incentive awards. No other adjustments were made to Adjusted EBITDA.

As a result, our named executive officers in the 2025 annual cash incentive program received a 74% bonus plan payout with respect to the 2025 performance year. Refer to the column “Non-Equity Incentive Plan Compensation” in the table appearing in the section “Compensation Tables — Summary Compensation Table” below in this proxy statement, for additional information.
Long-Term Incentive Compensation
Our equity incentive plans are administered by the Compensation Committee and are designed to enable the Compensation Committee to provide incentive compensation to our employees in the form of stock unit awards, performance-based equity awards, restricted stock and other equity awards. The Compensation Committee believes that awarding our named executive officers non-cash, long-term equity incentive compensation, primarily in the form of long-term incentive awards which may increase or decrease in value depending on the satisfaction by us of pre-determined performance measures and/or an increase or decrease in the value of our common stock, more effectively aligns their interests with those of our stockholders. The Compensation Committee also believes that such awards will provide our named executive officers with an incentive to remain in their positions with us, because the determination as to whether a particular measure for our performance and/or an increase in the value of our common stock has been satisfied is typically made over an extended period of time.
The target equity award values in 2025 for each of the named executive officers are set forth below:
Officer(1)	2025 Target Equity Award Values as a Percentage of Base Salary(2)
Fadel	550%
Karam(3)	450%
Montrone	170%
Blasquez	170%
Pechersky	120%

(1)
Does not include Mr. Khouri because he was not employed by the Company in February 2025.

(2)
Represents the target annual award values of the performance share units and restricted stock units granted to each executive, reflected as a percentage of each executive’s annual base salary. These award values were converted from dollar values into a number of performance share units and a number of restricted stock units, in each case based on the closing price of one share of our common stock on the trading day immediately preceding the grant date. The number of performance share units and restricted stock units resulting from the conversion of the award value to the number of units awarded is rounded to the nearest whole unit, and the award values may differ from the accounting grant date fair value under ASC 718.

(3)
Reflects Mr. Karam’s target as CEO.

2025 LTIP Award Types
The design of our long-term incentive compensation emphasizes long-term value creation by tying more than a majority of awards to shareholder value over a three-year period and outperforming other companies in the S&P 1500 Specialty Retail Index. As noted above under “Investor Outreach”, overall feedback from the Company’s investor outreach effort has been supportive of our executive compensation program, including our long-term incentive compensation design. The long-term

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COMPENSATION DISCUSSION AND ANALYSIS

incentive compensation awards for 2025 were comprised of two vehicles, with emphasis on the portion of the long-term incentive award which is contingent on relative stock price performance:
Award Type	Description and Weighting
Performance Stock Units	The performance stock units granted by our Compensation Committee in February 2025 cliff vest after three years based on relative TSR performance and were weighted as 75% of the LTIP awards granted. Awards of performance-based stock units provide an incentive for our named executive officers to focus on shareholder value over a multi-year period and outperform other companies in the S&P 1500 Specialty Retail Index.
Restricted Stock Units	The restricted stock units granted by our Compensation Committee in February 2025 vest ratably over three years and were weighted as 25% of the LTIP awards granted. Awards of time-based restricted stock units focus on alignment with our stock price while also providing an additional incentive for our named executive officers to remain in their positions with us.
The Compensation Committee has adopted a relative TSR metric over a three-year measurement period as the vesting condition for grants of performance stock units under our long-term incentive compensation program. The Compensation Committee made this decision to tie the performance of our common stock to executive compensation and because the Compensation Committee believes that a relative measure is a more appropriate basis for measuring long-term performance than an absolute measure. The Compensation Committee also took into consideration the fact that our annual cash incentive program includes an annual Adjusted EBITDA metric. The Compensation Committee selected a three-year period over which to measure relative TSR based upon the time period utilized with respect to awards made by similarly situated public companies in the retail industry, as well as upon its belief that a three-year measurement period was appropriate to place an emphasis on our relative TSR over an extended period of time, as opposed to the single year measure which is utilized in our annual cash incentive program.
The Compensation Committee selected the S&P 1500 Specialty Retail Index as the comparison group for measuring our relative TSR over the applicable measurement period because it included many of the Company’s peers, represented the overall retail environment, and, in the determination of the Compensation Committee, was comprised of the companies similar, in terms of operations and scope of operations, to the Company. The Compensation Committee adopted the following payout ranges applicable to the 2025 awards of performance-based restricted stock units:

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COMPENSATION DISCUSSION AND ANALYSIS

Performance Stock Unit Payout Chart
UPBD’s TSR Percentile Rank in the S&P 1500 Specialty Retail Index		Payout
>=	<
90%	100%	200%
80%	90%	175%
70%	80%	150%
60%	70%	125%
50%	60%	100%
40%	50%	75%
30%	40%	50%
25%	30%	25%
0%	25%	0%
See the columns “Stock Awards” and “Option Awards” in the table appearing in the section “Compensation Tables — Summary Compensation Table” and the column “Estimated Future Payouts Under Equity Incentive Plan Awards” in the table appearing in the section “Compensation Tables — Grants of Plan-Based Awards” below in this proxy statement for threshold, target, and maximum amounts payable to our named executive officers under the 2025 grants of performance-based awards.
Payout of 2023 PSUs.   In February 2026, the Compensation Committee determined the level of achievement of the TSR condition with respect to the performance-based awards made in 2023, with a three-year measurement period. The Compensation Committee reviewed the Company’s relative TSR performance as compared to the S&P 1500 Specialty Retail Index for the period January 1, 2023 through December 31, 2025, and determined that our relative TSR performance as compared to the S&P 1500 Specialty Retail Index for the three-year period ended December 31, 2025, ranked us 33 out of 49 companies in the S&P 1500 Specialty Retail Index, or the 33rd percentile, which resulted in the vesting of 50% of the performance-based restricted stock units that were granted in 2023 to each of our named executive officers who were employed by the Company in 2023.
Chief Financial Officer Change in 2025
Mr. Hal Khouri joined the Company as Executive Vice President — Chief Financial Officer effective November 10, 2025. Pursuant to Mr. Khouri’s offer letter from the Company, Mr. Khouri’s base salary was set at $675,000 and his annual incentive bonus target opportunity is equal to 60% of his base salary. Pursuant to his offer letter, Mr. Khouri’s cash incentive award for 2025 was pro-rated based on an assumed nine months of service with the Company. Mr. Khouri is eligible to participate in the Long Term Incentive Program (“LTIP”) with a target annual award amount equal to 170% of his base salary. Mr. Khouri also received a one-time LTIP sign-on award in restricted stock units (“RSUs”)  valued at $1,500,000 that will vest pro rata over three years in equal installments. In determining the sign-on RSU award, the Compensation Committee considered that Mr. Khouri forfeited equity awards in an amount equal to the value of this sign-on award from a previous employer. Mr. Khouri also received reimbursement of relocation expenses of up to $200,000, and must repay the relocation reimbursement in full if he voluntarily leaves the employment of Upbound or is terminated for cause within his first year of employment, or repay one half of the relocation reimbursement during his second year of employment. Mr. Khouri also entered into an executive transition agreement as described in the sections “Severance Arrangements” and “Termination of Employment and Change-in-Control Arrangements.” In determining Mr. Khouri’s compensation, including his target annual and long term incentive opportunities and sign-on award, the Compensation Committee considered the responsibilities of the role of Executive Vice President — Chief Financial Officer, external market data, Mr. Khouri’s experience, the foregone compensation opportunities at his former employer, and internal pay equity.
Say-on-Pay Results
In June 2025, we held a stockholder advisory vote on the compensation of our named executive officers, referred to as a say-on-pay vote. Our stockholders approved the compensation of our named executive officers, with approximately 98% of the shares of common stock present and entitled to vote thereon cast in favor of our proposal. As noted above, our Compensation Committee believed this strong support expressed by our stockholders on this vote and further reinforced in our outreach efforts indicated a general endorsement of our compensation philosophy and pay-for-performance culture. Accordingly, the compensation decisions for the remaining 2025 fiscal year and early 2026 compensation decisions were made keeping in mind this support. As a result, our Compensation Committee retained the same overall executive

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compensation structure, with an emphasis on short- and long-term incentive compensation that aligns our executives with value creation for our stockholders.
Termination of Employment and Change-in-Control Arrangements

Arrangements with Mr. Karam
On February 19, 2025, Mr. Karam entered into an Employment Agreement with the Company (the “Employment Agreement”), setting forth the terms and conditions of his employment as Chief Executive Officer. Under the Employment Agreement, Mr. Karam received, as of June 1, 2025, an annual base salary in an amount equal to $1,100,000 and, commencing in 2025, an annual cash bonus with a target equal to 150% of his annual base salary and an annual equity-based award with a target grant date fair value equal to 450% of his annual base salary.
In addition, Mr. Karam is eligible to participate in the Company’s employee benefit plans covering employees of the Company on the same terms and conditions as other senior executives of the Company, as described in the Employment Agreement. In connection with a termination of employment by the Company without “cause” or by Mr. Karam for “good reason” (in each case as defined in the Employment Agreement), subject to Mr. Karam’s execution of a release of claims, Mr. Karam will be entitled to receive: (i) two times the sum of Mr. Karam’s annual base salary and target annual bonus (payable in equal installments over 24 months), (ii) a pro rata annual bonus for the year of termination based on actual performance, (iii) up to 24 months of benefit continuation coverage and (iv) Mr. Karam’s unvested and outstanding equity-based awards for which he has remained continuously employed from the grant date through the first anniversary of the grant date will be treated as follows: (a) each such award that is subject solely to time-based vesting conditions will be accelerated in full and (b) each such award that is subject to performance-based vesting conditions will remain outstanding and continue to vest in accordance with the award’s original vesting schedule irrespective of the termination of Mr. Karam’s employment, subject to the satisfaction of any applicable performance criteria. If Mr. Karam experiences a qualifying termination in connection with a “change in control” (as defined in the Employment Agreement), the cash severance described in clause (i) of the preceding sentence will be paid in a lump sum and the pro-rata bonus for the year of termination will equal Mr. Karam’s target annual bonus. If Mr. Karam’s employment is terminated due to death or “disability” (as defined in the Employment Agreement), he will be entitled to a pro rata annual bonus for the year of termination based on actual performance and up to 24 months of benefit continuation coverage. The Employment Agreement also contains non-competition and employee and client non-solicitation covenants that apply during Mr. Karam’s employment and for two years thereafter, as well as perpetual non-disparagement and confidentiality provisions.
Arrangements with Named Executive Officers (Other Than Messrs. Karam and Fadel)
We have in place executive transition agreements with each of our named executive officers who are current executive officers other than Mr. Karam and other than Mr. Fadel, each of whose agreement is described separately. Each executive transition agreement has similar terms, as described below, and is intended to provide certain payments and benefits upon an involuntary termination of the named executive officer’s employment or the occurrence of certain other circumstances that may affect the named executive officer.
Termination Not in Conjunction with a Change in Control
Without Cause
Under the executive transition agreements, if the named executive officer’s employment is terminated without “cause” the named executive officer will be entitled to receive:
•
unpaid but earned base salary through the date of such termination;

•
unless such termination occurs prior to April 1, a pro rata bonus calculated based upon the annual bonus the named executive officer would have earned for the calendar year of termination, as determined in the Company’s sole discretion and paid in a lump sum in cash in the normal course upon the Company’s completion of annual bonus calculations (such amount, the “Pro Rata Bonus”);

•
1.5x the named executive officer’s highest annual rate of salary during the 24 months preceding such termination (and, for Mr. Blasquez, 1.5x his average annual bonus for the two preceding calendar years), payable in equal monthly or more frequent installments by no later than the second December 31 following the calendar year of such termination; and

•
continued health insurance coverage for the named executive officer and the named executive officer’s spouse and covered dependents for up to 18 months.

UPBOUND GROUP, INC. - 2026 Proxy Statement39

COMPENSATION DISCUSSION AND ANALYSIS

Disability or Death
Under the executive transition agreements, if the named executive officer’s employment is terminated due to disability or death, the named executive officer will be entitled to receive:
•
unpaid but earned base salary through the date of termination;

•
the Pro Rata Bonus applicable to such named executive officer; and

•
continued health insurance coverage for the named executive officer and the named executive officer’s spouse and covered dependents for up to 12 months.

For Cause
Under the executive transition agreements, if the named executive officer’s employment is terminated for “cause” or if the named executive officer terminates the named executive officer’s employment for any reason other than disability or death, the named executive officer will be entitled to receive unpaid but earned base salary through the date of termination (reduced by amounts, if any, owed by the named executive officer to us or our affiliates).
Certain Other Provisions under the Executive Transition Agreements
The Compensation Committee or the Board may condition the payment of severance or benefits on the execution and delivery by the named executive officer of a general release in favor of us, our affiliates and our officers, directors, and employees, provided that no such release will be required for the payment to the named executive officer of accrued compensation.
If payments would subject the named executive officer to excise tax under Section 4999 of the Code, or the Company would be denied a deduction under Section 280G of the Code, then the amounts otherwise payable to the named executive officer will be reduced by the minimum amount necessary to ensure the named executive officer will not be subject to such excise tax and the Company will not be denied any such deduction.
Loyalty and Confidentiality Agreements executed in connection with our executive transition agreements provide noncompetition and non-solicitation provisions for the benefit of the Company that remain in effect during the period of employment and an additional period of one-and-a-half to two years thereafter.
Termination in Conjunction with a Change in Control
Under the executive transition agreements, if the named executive officer’s employment is terminated within the period beginning six months prior to a change in control and ending 24 months following a change in control of us without “cause” or by the named executive officer for “good reason,” the named executive officer will be entitled to receive the severance payments and benefits as described below:
•
unpaid but earned base salary through the date of termination;

•
the Pro Rata Bonus applicable to such named executive officer;

•
2.0x the named executive officer’s highest annual rate of salary during the 24 months preceding such termination (and, for Mr. Blasquez, his average annual bonus for the two preceding calendar years), payable in a lump sum in cash within 10 business days following the later of such termination or the change in control; and

•
continued health insurance coverage for the named executive officer and the named executive officer’s spouse and covered dependents for an extended period of up to 24 months.

If the named executive officer’s employment is terminated in connection with a change in control due to disability or death, or for “cause” or without “good reason,” the named executive officer will be entitled to receive the same severance payments and benefits as described above (not in connection with a change in control) with respect to a termination due to disability or death or for “cause,” respectively. If payments would subject the named executive officer to excise tax under Section 4999 of the Code, or the Company would be denied a deduction under Section 280G of the Code, then the amounts otherwise payable to the named executive officer will be reduced by the minimum amount necessary to ensure the named executive officer will not be subject to such excise tax and the Company will not be denied any such deduction.
Under the executive transition agreements, a “change in control” would generally occur upon any of the following:
•
any person becomes the beneficial owner of 40% or more of the combined voting power of our then outstanding voting securities;

40UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

•
a consolidation, merger or reorganization of us, unless (i) our stockholders immediately prior to such transaction own at least a majority of the voting power of the outstanding voting securities of the resulting entity, (ii) the members of our Board immediately prior to the execution of the agreement providing for such a transaction constitute a majority of the board of directors of the surviving corporation or of its majority stockholder, and (iii) no person beneficially owns more than 40% of the combined voting power of the then outstanding voting securities of the surviving corporation other than a person who is (a) us or a subsidiary of us, (b) an employee benefit plan maintained by us, the surviving corporation or any subsidiary, or (c) the beneficial owner of 40% or more of the combined voting power of our outstanding voting securities immediately prior to such transaction;

•
individuals who constitute our entire Board (the “Incumbent Board”) cease to constitute a majority of our Board, provided that anyone who becomes a director and whose appointment or nomination for election was approved by at least two-thirds of our directors at the time shall be considered as though such individual were a member of the Incumbent Board; or

•
a complete liquidation or dissolution of us, or a sale or other disposition of all or substantially all of our assets (other than to an entity described in the second bullet point above).

Loyalty and Confidentiality Agreements executed in connection with our executive transition agreements provide non-competition and non-solicitation provisions for the benefit of the Company that remain in effect during the period of employment and an additional period of one-and-a-half to two years thereafter.
Arrangements with Mr. Fadel
As previously disclosed, Mr. Fadel did not receive any cash severance benefits in connection with his retirement on June 1, 2025. He received equity award continued vesting consistent with the letter agreement we entered into with him in April 2024, subject to the terms and conditions set forth therein.
To support Mr. Fadel’s retention and recognize his more than 30 years of service with the Company, we entered into a letter agreement with Mr. Fadel in April 2024, which specified the treatment of certain of his equity-based awards in the event of his termination of employment with the Company on or after March 31, 2025. The letter agreement provides that Mr. Fadel’s equity-based awards granted on or before March 31, 2025 with respect to which he has remained employed with the Company through the first anniversary of the applicable grant date will continue to vest as set forth in the applicable award agreement following any termination of his employment (other than for cause) after March 31, 2025, unless the applicable award agreement provides full accelerated vesting for his termination event. Under this treatment, performance stock units will remain subject to performance objectives and stock options will remain exercisable through their remaining term, each as set forth in the applicable award agreement. The affected equity-based awards will otherwise remain subject to the terms and conditions of the plan and award agreement pursuant to which such award was granted. This treatment does not apply to any equity-based awards granted to Mr. Fadel after March 31, 2025.
In addition, Mr. Fadel’s April 2019 employment agreement, which is described below, applied to terminations of his employment other than his retirement on June 1, 2025.
Disability or Death.   Pursuant to Mr. Fadel’s employment agreement, if we had terminated Mr. Fadel’s employment due to his disability or death, Mr. Fadel would have been entitled to receive unpaid but earned base salary through the date of termination, a pro rata bonus calculated based upon Mr. Fadel’s bonus amount from the previous year, and continued health insurance coverage for Mr. Fadel and Mr. Fadel’s spouse and covered dependents for up to 24 months.
For Cause.   If we had terminated Mr. Fadel’s employment for “cause,” or if Mr. Fadel terminated his employment with us for any reason other than death, disability or “good reason,” Mr. Fadel would have been entitled to receive his unpaid but earned base salary through the date of termination (reduced by amounts, if any, owed by Mr. Fadel to us or our affiliates).
Without Cause/For Good Reason.   If Mr. Fadel’s employment had been terminated by us without “cause” (as defined in the employment agreement) or by Mr. Fadel for “good reason,” Mr. Fadel would have been entitled to receive unpaid but earned base salary through the date of termination, a pro rata bonus calculated based upon Mr. Fadel’s bonus amount from the previous year, 2.0x the sum of Mr. Fadel’s (x) highest annual rate of salary during the previous 24 months and (y) his target cash bonus amount for the calendar year in which the termination occurs, payable in equal monthly installments over a period of 24 months, and continued health insurance coverage for Mr. Fadel and Mr. Fadel’s spouse and covered dependents for up to 24 months.
Change in Control.   If Mr. Fadel’s employment had been terminated without “cause” or if Mr. Fadel had terminated his employment for “good reason,” within the period beginning six months prior to a change in control or, if such change in control resulted in a person beneficially owning 40% or more of the voting power of the Company or is pursuant to a consolidation, merger or reorganization (subject to certain exceptions), beginning on the date of the definitive agreement

UPBOUND GROUP, INC. - 2026 Proxy Statement41

COMPENSATION DISCUSSION AND ANALYSIS

pursuant to which the change in control is consummated and ending on the first anniversary of the date of the change in control, then Mr. Fadel would have been entitled to receive in a lump sum the same aggregate severance payments and benefits as described above for a termination not in connection with a change in control.
Restrictive Covenants.   Mr. Fadel is also subject to a Loyalty and Confidentiality Agreement which provides non-competition and non-solicitation provisions for the benefit of the Company that remain in effect during the period of employment and an additional period of two years thereafter.
Arrangements with Respect to Long-Term Incentive Plans
In 2025, following a review of the terms and conditions of restricted stock units and performance stock units granted by the Peer Group and with input provided by the Compensation Committee’s independent compensation consultant, the Compensation Committee determined to adjust the terms of the RSUs and PSUs to those described below.
RSUs
Pursuant to restricted stock unit award agreements under the 2021 Plan, if the award holder’s employment with us is terminated because of death or disability, then any unvested restricted stock units will fully vest on the date of such termination of employment. If the award holder’s employment with us is terminated (i) other than for Cause, (ii) for Good Reason (with each of Cause and Good Reason as defined in the award holder’s transition or employment agreement or the award agreement, as applicable) or (iii) due to Retirement (defined as attaining age 60 with at least five years of continuous service), then any unvested restricted stock units will vest on a pro-rata basis on the date of such termination of employment. Vesting in connection with termination of employment is subject to the award holder’s execution of a release of claims. In addition, upon the termination of the award holder’s employment or other service with us for any other reason (prior to a change of control), any unvested restricted stock units will thereupon terminate and be canceled.
PSUs
Pursuant to performance stock unit award agreements under the 2021 Plan, if the award holder’s employment with us is terminated because of death or disability, then any unvested performance stock units will fully vest as of the date of termination at the greater of target level or actual attainment of performance objectives (as determined by the Compensation Committee). If the award holder’s employment with us is terminated (i) other than for Cause, (ii) for Good Reason (with each of Cause and Good Reason as defined in the award holder’s transition or employment agreement or the award agreement, as applicable) or (iii) due to Retirement (defined as attaining age 60 with at least five years of continuous service), then any unvested performance stock units will become vested on a pro-rata basis at the end of the performance period, subject to adjustment for the attainment of performance objectives through the last day of the performance period (as determined by the Compensation Committee). Vesting in connection with termination of employment is subject to the award holder’s execution of a release of claims. In addition, upon the termination of the award holder’s employment or other service with us for any other reason (prior to a change of control) any unvested performance stock units will thereupon terminate and be canceled.
Options
Pursuant to stock option agreements under the 2021 Plan, if the award holder’s employment with us is terminated because of death or disability, any options that are vested and exercisable on the date of termination will remain exercisable for 12 months thereafter, but not beyond the term of the agreement. If the award holder’s employment is terminated by us for “cause,” then the options (whether or not then vested and exercisable) will immediately terminate and cease to be exercisable. If the award holder’s employment with us is terminated for any other reason, any options that are vested and exercisable as of the date of termination will remain exercisable for three months thereafter, but not beyond the term of the agreement.
“Double Trigger” Change-in-Control Provisions
The 2021 Plan provides for double-trigger vesting of awards upon a qualifying termination in connection with a change in control. If an award holder’s employment or other service is terminated by the Company or any successor entity thereto without “cause” or by the award holder for “good reason” (as each such term is defined in the applicable award agreement or an award holder’s executive transition agreement or employment agreement, if applicable) upon or within two (2) years after a “change in control” (as defined in the 2021 Plan), (1) each award granted to such award holder prior to such change in control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of employment or other service, and (2) any shares deliverable pursuant to stock units will be delivered promptly (but no later than fifteen (15) days) following such termination.

42UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

As of the change in control date, any outstanding performance-based awards will be deemed earned at the greater of the target level and the actual performance level through the change in control date for all open performance periods and will cease to be subject to any further performance conditions but will continue to be subject to time-based vesting following the change in control in accordance with the original vesting and/or performance period and subject to the provisions of clause (1) in the paragraph above.
Under the 2021 Plan, a “change in control” means the occurrence of any of the following:
(i)
any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 30% or more of the combined voting power of the then outstanding securities of the Company eligible to vote for the election of the members of the Board (the “Company Voting Securities”), unless (A) such person is the Company, (B) such person is an employee benefit plan (or a trust which is a part of such a plan) which provides benefits exclusively to, or on behalf of, employees or former employees of the Company, (C) such person is the award holder, an entity controlled by the award holder or a group which includes the award holder, or (D) such person acquired such securities in a Non-Qualifying Transaction (as defined in clause (iv) below);

(ii)
during any period of not more than twelve (12) months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the Company’s proxy statement in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(iii)
any dissolution or liquidation of the Company or any sale or the disposition of all or substantially all of the assets or business of the Company; or

(iv)
the consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of  (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity); and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this clause (iv) will be deemed to be a “Non-Qualifying Transaction”).

Policies and Risk Mitigation

Compensation-Related Risk
The Compensation Committee believes that the design of our compensation programs, including our executive compensation program, does not encourage our executives or employees to take unnecessary and excessive risks and that the risks arising from these programs are not reasonably likely to have a material adverse effect on us. The Compensation Committee considered the following factors in making that determination:
•
The allocation among the components of direct annual compensation provides an appropriate balance between annual and long-term incentives and between fixed and performance-based compensation.

•
The performance measures and the multi-year vesting features of the long-term equity incentive compensation component encourage participants to seek sustainable growth and value creation.

UPBOUND GROUP, INC. - 2026 Proxy Statement43

COMPENSATION DISCUSSION AND ANALYSIS

•
Inclusion of share-based compensation through the long-term equity incentive compensation component encourages appropriate decision-making that is aligned with the long-term interests of our stockholders.

•
Our annual cash incentive program and the awards of restricted stock with performance-based vesting contain provisions with respect to our achievement of the applicable performance target such that each participant may receive either (1) an additional payout pursuant to such award in the event that we exceed the applicable performance target, or (2) none or only a portion of the target payout pursuant to such award in the event that we approach, yet fail to achieve, the target level of performance.

•
The various governance policies we have adopted to align the interests of our top management with those of our stockholders and to motivate sustainable growth, including equity ownership guidelines, hedging and pledging restrictions and our clawback policy, as described below.

•
We maintain a values-driven, ethics-based culture supported by a strong tone at the top.

Equity Ownership Guidelines
We believe that our Chief Executive Officer, executive vice presidents, senior vice presidents and vice presidents should have a meaningful financial stake in the Company to ensure that their interests are aligned with those of our stockholders. To that end, in December 2020, the Board adopted equity ownership guidelines to define our expectations for our Chief Executive Officer, executive vice presidents, senior vice presidents and vice presidents. Under these guidelines, our Chief Executive Officer, executive vice presidents, senior vice presidents and vice presidents are expected to own shares of our common stock having a value equal to a designated multiple of such executive’s annual base salary within five years after the date on which such executive was appointed to such executive’s position.
Executive Positions	Ownership Requirement
Chief Executive Officer	Five times annual base salary
Executive Vice President	Two to three times annual base salary(1)

(1)
The higher ownership requirement applies to our named executive officers who are Executive Vice Presidents with annual long-term incentive award targets of 170% of base salary.

Shares of our common stock that count toward meeting the foregoing equity ownership requirements include:
•
shares of our common stock directly or indirectly beneficially owned outright, including as a result of fully vested awards from previous grants to the executive by the Company;

•
shares of our common stock held through any Company benefit plan, including the Company’s 401(k) plan, Non-Qualified Deferred Compensation Plan or any employee stock purchase plan; and

•
unvested time-based restricted stock awards or restricted stock units granted to the executive by the Company.

Neither (i) unvested performance-based stock awards or performance stock units, nor (ii) unexercised stock options (whether vested or unvested) count toward meeting the equity ownership requirements.
As of the record date, our named executive officers were in compliance with the applicable stock ownership guideline.
Hedging and Pledging Restrictions
Our insider trading policy prohibits our directors, officers and employees, and members of their households, certain of their family members and certain other natural or legal persons or entities (i) whose management responsibilities are discharged by, (ii) who are directly or indirectly controlled by or (iii) whose economic interests are substantially equivalent to those of any of the foregoing persons, from engaging in hedging, monetization or options transactions related to our securities or transactions involving any derivative security of the Company or other financial instruments that provide the economic equivalent of ownership of our common stock or an opportunity, whether direct or indirect, to profit from any change in the value of our common stock, such as prepaid variable forward contracts, puts, calls, equity swaps, credit default swaps and collars.
In addition, our insider trading policy prohibits (i) short sales of any securities of the Company, including through any “sale against the box” (sales with delayed delivery) and (ii) the holding of securities of the Company in a margin account or pledging securities of the Company as collateral for a loan, in each case unless they are treated as non-marginable by the brokerage firm.

44UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Clawback Policy
In accordance with the rules adopted by the SEC and Nasdaq, our Board has adopted an amended clawback policy effective as of December 1, 2023 that requires the Company to recover any compensation that is granted, earned or vested based wholly or in part upon the attainment of any financial reporting measure in the event that the Company is required to prepare a financial restatement to correct a material error. The clawback policy does not apply to compensation that is granted, earned or vested wholly upon continued service to the Company.
Compensation Committee Interlocks and Insider Participation

Messrs. Marino and Lewis and Ms. Langenstein each served as members of the Compensation Committee for all of 2025. Each such member is independent, and no member of the Compensation Committee (1) has ever been employed by us, as an officer or otherwise, or (2) has or had any relationships requiring disclosure in this proxy statement pursuant to Item 404(a) of Regulation S-K.
In addition, during 2025, none of our executive officers served as a member of the compensation or similar committee or as a member of the board of directors of any other entity having an executive officer that also served on the Compensation Committee or Board of Upbound.
Section 162(m)

Section 162(m) of the Code generally prohibits a federal income tax deduction to public companies for compensation over $1,000,000 paid to a “covered employee.” A “covered employee” includes (a) the Chief Executive Officer, (b) the Chief Financial Officer, (c) the three other most highly compensated executive officers, and (d) any individual who was a covered employee for any taxable year beginning after December 31, 2016. The Compensation Committee is not limited to paying compensation that is fully deductible and may determine it is appropriate to provide compensation that may exceed deductibility limits in order to recognize performance, meet market demands, retain key executives, and take into account other appropriate considerations.
Compensation Committee Report

The material in this Report is not “soliciting material”, is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation by reference language in such filing.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management and, based upon such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement on Schedule 14A related to the 2026 Annual Meeting, for filing with the SEC.
COMPENSATION COMMITTEE
Glenn Marino, Chairman
Molly Langenstein
Harold Lewis

UPBOUND GROUP, INC. - 2026 Proxy Statement45

COMPENSATION TABLES
The following compensation tables in this proxy statement have been prepared pursuant to SEC rules. Although some amounts (e.g., salary, bonus and non-equity incentive plan compensation) represent actual dollars paid to a named executive officer, other amounts are estimates based on certain assumptions about future circumstances (e.g., payments upon termination of a named executive officer’s employment) or may represent dollar amounts recognized for financial statement reporting purposes in accordance with accounting rules, but do not represent actual dollars received by the named executive officer (e.g., dollar values of stock awards and option awards). The footnotes and other explanations to the Summary Compensation table and the other tables herein contain important estimates, assumptions and other information regarding the amounts set forth in the tables and should be considered together with the quantitative information in the tables.
Summary Compensation Table

The following table summarizes the compensation earned by our named executive officers in fiscal year 2025, as well as the compensation earned by such individuals in each of fiscal year 2024 and fiscal year 2023, if serving as a named executive officer during that time.
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Mitchell Fadel(4) Former Chief Executive Officer	2025	$507,058	$—	$6,447,533	$—	$—	$23,950	$6,978,541
	2024	$1,100,000	$—	$6,672,932	$—	$1,650,000	$85,981	$9,508,913
	2023	$1,100,000	$—	$6,502,656	$—	$2,138,400	$49,995	$9,791,051
Fahmi Karam(5) Chief Executive Officer; former Executive Vice President − Chief Financial Officer	2025	$1,081,183	$—	$5,024,042	$—	$1,221,000	$37,035	$7,363,260
	2024	$1,030,769	$—	$1,376,488	$—	$624,000	$36,131	$3,067,388
	2023	$1,000,000	$500,000	$3,561,176	$—	$864,008	$41,947	$5,967,131
Hal Khouri(6) Executive Vice President − Chief Financial Officer	2025	$77,885	$—	$1,499,994	$—	$224,775	$200,978	$2,003,632
Tyler Montrone Executive Vice President − Acima	2025	$486,154	$—	$844,579	$—	$217,338	$32,500	$1,580,571
	2024	$469,231	$500	$890,655	$—	$285,000	$34,995	$1,680,381
	2023	$440,385	$—	$897,446	$—	$388,800	$35,504	$1,762,135
Anthony Blasquez Executive Vice President − Rent-A-Center	2025	$482,308	$—	$835,952	$—	$215,118	$39,379	$1,572,757
	2024	$469,231	$—	$890,655	$—	$285,000	$32,778	$1,677,664
	2023	$444,554	$—	$897,446	$—	$388,800	$33,236	$1,764,036
Bryan Pechersky(7) Executive Vice President− General Counsel and Corporate Secretary	2025	$453,077	$—	$560,231	$—	$204,240	$38,759	$1,256,307

(1)
The amounts reflected in this column are the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for restricted stock unit and performance stock unit awards in 2025, 2024 and 2023 to the applicable named executive officer. Assumptions used in the calculation of these amounts are included in Note O to our audited financial statements for our fiscal year ended December 31, 2025, included in our 2025 Form 10-K and our Annual Reports on Form 10-K for prior years.

For performance stock unit awards granted in February 2025, the maximum performance shares payable, and corresponding maximum aggregate value based on the grant date fair value of such awards, are (i) 358,762 shares and $9,718,863 for Mr. Fadel, (ii) 279,554 shares and $7,573,118 for Mr. Karam, (iii) 46,996 shares and $1,273,122 for Mr. Montrone, (iv) 46,516 shares and $1,260,118 for Mr. Blasquez, and (v) 31,174 shares and $844,504 for Mr. Pechersky. The awards granted to Mr. Fadel in 2025 were forfeited by their terms upon his retirement effective June 1, 2025; under the letter agreement we entered into with him in April 2024, continued vesting did not apply to these awards because his retirement occurred prior to the first anniversary of the grant date.
(2)
Represents the cash awards which were payable under our annual cash incentive program with respect to services for the year indicated. Mr. Fadel retired on June 1, 2025 and did not receive a cash incentive award for 2025. Pursuant to Mr. Khouri’s offer letter, his cash award for 2025 was pro-rated based on an assumed nine months of service with the Company.

(3)
For 2025, represents the compensation as described in the “All Other Compensation” table below.

(4)
As previously disclosed, Mr. Fadel retired from his positions as a director and the Chief Executive Officer of the Company on June 1, 2025. The stock awards granted to Mr. Fadel in 2025 were forfeited by their terms upon his retirement effective June 1, 2025; under the letter agreement we entered into with him in April 2024, continued vesting did not apply to these awards because his retirement occurred prior to the first anniversary of the grant date

46UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION TABLES

(5)
Mr. Karam joined the Company and was named Executive Vice President — Chief Financial Officer effective as of October 31, 2022. Effective June 1, 2025, Mr. Karam was appointed Chief Executive Officer.

(6)
2023 and 2024 compensation is not shown for Mr. Khouri because he was not a named executive officer for 2024 and 2023. Mr. Khouri’s stock award comprises a sign-on RSU award, which was granted in consideration of equity awards he forfeited from a previous employer.

(7)
2023 and 2024 compensation is not shown for Mr. Perchersky because he was not a named executive officer for 2024 and 2023.

All Other Compensation
The following table provides information regarding each component of compensation for 2025 included in the All Other Compensation column in the Summary Compensation Table above.
Name	Company Matching 401(k) Contributions(1)	Company Matching Deferred Compensation Contributions(1)	Value of Insurance Premiums(2)	Relocation		Other(3)	Total
Mitchell Fadel	$—	$—	$23,950	$		$—	$23,950
Fahmi Karam	$10,700	$—	$21,335	$		$5,000	$37,035
Hal Khouri	$—	$—	$978		$200,000(4)	$—	$200,978
Tyler Montrone	$10,106	$—	$18,891	$		$3,503	$32,500
Anthony Blasquez	$—	$12,053	$22,701	$		$4,625	$39,379
Bryan Pechersky	$10,783	$—	$22,743	$		$5,233	$38,759

(1)
Represents contributions or other allocations made by us to our 401(k) Retirement Savings Plan and/or Deferred Compensation Plan.

(2)
Represents premiums paid by the Company for medical, long-term disability and life insurance.

(3)
Represents fees paid by us for an annual executive physical examination or concierge medicine access, as applicable.

(4)
Represents reimbursement of relocation-related expenses in accordance with the terms of Mr. Khouri’s offer letter and the Company’s relocation policy.

UPBOUND GROUP, INC. - 2026 Proxy Statement47

COMPENSATION TABLES

Grants of Plan-Based Awards

The table below sets forth information about plan-based awards granted to the named executive officers during 2025 under the 2025 annual cash incentive program and the 2021 Plan.
Name	Grant Date	Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Closing Price on Grant Date	Grant Date Fair Value of Stock and Option Awards(4)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Mitchell Fadel
Short-Term Incentive	—	—	—	—	—	—	—	—	—	—	—	—	—
Restricted Stock Units	2/24/2025	—	—	—	—	—	—	—	59,793	—	—	$26.56	1,588,102
Performance Stock Units	2/24/2025	—	—	—	—	—	179,381	358,762	—	—	—	$26.56	4,859,431
Fahmi Karam
Short-Term Incentive	—	—	$165,000	$1,650,000	$3,300,000	—	—	—	—	—	—	—	—
Restricted Stock Units	2/24/2025	—	—	—	—	—	—	—	46,592	—	—	$26.56	1,237,484
Performance Stock Units	2/24/2025	—	—	—	—	—	139,777	279,554	—	—	—	$26.56	3,786,559
Hal Khouri
Short-Term Incentive	—	—	$40,500	$405,000	$810,000	—	—	—	—	—	—	—	—
Restricted Stock Units	12/1/2025	—	—	—	—	—	—	—	83,705	—		$17.92	1,499,994
Performance Stock Units	—	—	—	—	—	—	—	—	—	—	—	—	—
Tyler Montrone
Short-Term Incentive	—	—	$29,370	$293,700	$587,400	—	—	—	—	—	—	—	—
Restricted Stock Units	2/24/2025	—	—	—	—	—	—	—	7,832	—	—	$26.56	208,018
Performance Stock Units	2/24/2025	—	—	—	—	—	23,498	46,996	—	—	—	$26.56	636,561
Anthony Blasquez
Short-Term Incentive	—		$29,070	$290,700	$581,400	—	—	—	—	—	—	—	—
Restricted Stock Units	2/24/2025		—	—	—	—	—	—	7,752	—	—	$26.56	205,893
Performance Stock Units	2/24/2025	—	—	—	—	—	23,258	46,516	—	—	—	$26.56	630,059
Bryan Pechersky
Short-Term Incentive	—	—	$27,600	$276,000	$552,000	—	—	—	—	—	—	—	—
Restricted Stock Units	2/24/2025	—	—	—	—	—	—	—	5,195	—	—	$26.56	137,979
Performance Stock Units	2/24/2025	—	—	—	—	—	15,587	31,174	—	—	—	$26.56	422,252

(1)
These columns show the potential value of the payout of the annual cash incentive awards for 2025 performance for each named executive officer if the threshold, target and maximum performance levels are achieved. The potential payout is performance-based and driven by company performance. The actual amount of the annual cash incentive awards paid for 2025 performance is shown in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

(2)
Represents performance-based restricted stock units that vest depending on our relative TSR performance over a three-year measurement period as compared to the S&P 1500 Specialty Retail Index and if the named executive officer remains an employee through the end of such vesting period. The issuance of the stock underlying the performance-based restricted stock units granted to our named executive officers will range from a minimum of zero shares if our relative TSR performance is below the 25th percentile, to the maximum number of shares if our relative TSR performance ranks in at least the 90th percentile. The award granted to Mr. Fadel was forfeited by its terms upon his retirement effective June 1, 2025; under the letter agreement we entered into with him in April 2024, continued vesting did not apply to this award because his retirement occurred prior to the first anniversary of the grant date.

(3)
Represents restricted stock units that vest ratably over a three-year period of continuous employment with us from February 24, 2025. The award granted to Mr. Fadel was forfeited by its terms upon his retirement effective June 1, 2025; under the letter agreement we entered into with him in April 2024, continued vesting did not apply to this award because his retirement occurred prior to the first anniversary of the grant date.

(4)
See footnote 1 to the “Summary Compensation Table” for a description of the method used to determine the grant date fair value of stock awards. This value may differ from the value represented in the “Summary Compensation Table” due to rounding.

48UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding stock options and restricted stock units held by the named executive officers that were outstanding at December 31, 2025.
Name	OPTION AWARDS					STOCK AWARDS
	Grant Date	Number of Securities Underlying Unexercised Options − Exercisable	Number of Securities Underlying Unexercised Options − Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Mitchell Fadel	02/24/2023(5)	—	—	—	—	—	—	79,461	$1,395,326
	02/26/2024(6)	—	—	—	—	—	—	134,246	$2,357,360
	02/24/2023(2)	—	—	—	—	17,028	$299,012	—	—
	02/26/2024(3)	—	—	—	—	29,833	$523,867	—	—
	04/01/2019	75,027	—	$20.87	04/01/2029	—	—	—	—
	02/26/2020	120,991	—	$24.77	02/26/2030	—	—	—	—
Fahmi Karam	02/24/2023(5)	—	—	—	—	—	—	43,517	$764,150
	02/26/2024(6)	—	—	—	—	—	—	27,692	$486,272
	02/24/2025(7)	—	—	—	—	—	—	139,777	$2,454,484
	02/24/2023(2)	—	—	—	—	9,325	$163,747	—	—
	02/26/2024(3)	—	—	—	—	6,154	$108,064	—	—
	02/24/2025(4)	—	—	—	—	46,592	$818,156	—	—
Hal Khouri	12/01/2025	—	—	—	—	83,705	$1,469,860	—	—
Tyler Montrone	02/24/2023(5)	—	—	—	—	—	—	10,967	$192,572
	02/26/2024(6)	—	—	—	—	—	—	17,918	$314,640
	02/24/2025(7)	—	—	—	—	—	—	23,498	$412,625
	02/24/2023(2)	—	—	—	—	2,350	$41,266	—	—
	02/26/2024(3)	—	—	—	—	3,982	$69,924	—	—
	02/24/2025(4)	—	—	—	—	7,832	$137,530	—	—
Anthony Blasquez	02/24/2023(5)	—	—	—	—	—	—	10,967	$192,572
	02/26/2024(6)	—	—	—	—	—	—	17,918	$314,640
	02/24/2025(7)	—	—	—	—	—	—	23,258	$408,410
	02/24/2023(2)	—	—	—	—	2,350	$41,266	—	—
	02/26/2024(3)	—	—	—	—	3,982	$69,924	—	—
	02/24/2025(4)	—	—	—	—	7,752	$136,125	—	—
	07/01/2020	2,500	—	$26.62	07/01/2030	—	—	—	—
Bryan Pechersky	02/24/2023(5)	—	—	—	—	—	—	6,267	$110,040
	02/26/2024(6)	—	—	—	—	—	—	10,496	$184,310
	02/24/2025(7)	—	—	—	—	—	—	15,587	$273,708
	02/24/2023(2)	—	—	—	—	1,343	$23,583	—	—
	02/26/2024(3)	—	—	—	—	2,333	$40,967	—	—
	02/24/2025(4)	—	—	—	—	5,195	$91,224	—	—
	07/01/2020	10,000	—	$26.62	07/01/2030	—	—	—	—

UPBOUND GROUP, INC. - 2026 Proxy Statement49

COMPENSATION TABLES

(1)
Calculated by reference to the closing price for shares of our common stock on the Nasdaq Global Select Market on December 31, 2025, which was $17.56.

(2)
Represents the number of shares of our common stock that vested and were issued pursuant to the time-based restricted stock unit awards upon the named executive officer’s completion of three years of continuous employment with us from February 24, 2023.

(3)
Represents the number of shares of our common stock that will vest and become issuable pursuant to the time-based restricted stock unit awards upon the named executive officer’s completion of three years of continuous employment with us from February 26, 2024.

(4)
Represents the number of shares of our common stock that will vest and become issuable pursuant to the time-based restricted stock unit awards upon the named executive officer’s completion of three years of continuous employment with us from February 24, 2025.

(5)
Represents the number of shares of our common stock that vested and became issuable pursuant to the performance-based restricted stock unit awards based on our relative TSR performance as compared to the S&P 1500 Specialty Retail Index for the three-year period ended December 31, 2025. Our relative TSR performance as compared to the S&P 1500 Specialty Retail Index for the three-year period ended December 31, 2025, ranked at the 33rd percentile, which resulted in 50% of the shares vesting.

(6)
Represents the number of shares of our common stock that may vest and become issuable pursuant to the performance-based restricted stock unit awards based on our relative TSR performance as compared to the S&P 1500 Specialty Retail Index for the three-year period ending December 31, 2026, so long as the named executive officer remains an employee through December 31, 2026.

(7)
Represents the number of shares of our common stock that may vest and become issuable pursuant to the performance-based restricted stock unit awards based on our relative TSR performance as compared to the S&P 1500 Specialty Retail Index for the three-year period ending December 31, 2027, so long as the named executive officer remains an employee through December 31, 2027.

(8)
Represents the number of shares of our common stock of Mr. Khouri’s sign-on RSU grant that vest ratably over a three-year period of continuous employment with us from December 1, 2025. These sign-on RSUs were granted in consideration of equity awards Mr. Khouri forfeited from a previous employer.

50UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION TABLES

Option Exercises and Stock Vested

The following table reflects certain information with respect to options exercised by our named executive officers during the 2025 fiscal year, as well as applicable stock awards that vested during the 2025 fiscal year:
	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Mitchell Fadel	80,197	$1,209,371	162,993	$4,643,218
Fahmi Karam	—	$—	43,760	$959,240
Hal Khouri	—	$—	—	$—
Tyler Montrone	—	$—	17,845	$510,025
Anthony Blasquez	—	$—	16,092	$458,983
Bryan Pechersky	—	$—	11,834	$339,053
Non-Qualified Deferred Compensation

The Upbound Group, Inc. Deferred Compensation Plan is an unfunded, non-qualified deferred compensation plan for a select group of our key management personnel and highly compensated employees. The Deferred Compensation Plan first became available to eligible employees in July 2007. The Deferred Compensation Plan allows participants to defer up to 50% of their base compensation and up to 100% of any bonus compensation. Participants may invest the amounts deferred in measurement funds that are the same funds offered as the investment options in our 401(k) Retirement Savings Plan. We may make discretionary contributions to the Deferred Compensation Plan, which are subject to a two-year graded vesting schedule based on the participant’s years of service with us. We made matching contributions in 2025 of 50% of the employee’s aggregate contributions to the Deferred Compensation Plan and the 401(k) Retirement Savings Plan, up to an amount not to exceed 6% of such employee’s compensation. These matching contributions are allocated to each of the Deferred Compensation Plan and the 401(k) Retirement Savings Plan based on the participant’s contributions to the respective plan for the year and, as a result, such allocations may vary year-to-year. We are obligated to pay the deferred compensation amounts in the future in accordance with the terms of the Deferred Compensation Plan.
The following table provides information for the named executive officers regarding contributions, earnings and balances for our Deferred Compensation Plan:
Name	Executive Contributions in FY 2025(1)	Registrant Contributions in FY 2025(1)(2)	Aggregate Earnings in FY 2025	Aggregate Withdrawals/ Distributions	Aggregate Balance at FYE 2025(3)
Mitchell Fadel	$—	$—	$124,812	$—	$989,466
Fahmi Karam	$—	$—	$—	$—	$—
Hal Khouri	$—	$—	$—	$—	$—
Tyler Montrone	$—	$—	$—	$—	$—
Anthony Blasquez	$23,687	$12,053	$3,334	$—	$46,407
Bryan Pechersky	$30,694(4)	$—	$21,264	$—	$155,825

(1)
The entirety of the executive contributions and registrant contributions are reported in the “Summary Compensation Table” above as compensation of the named executive officer for the year ended December 31, 2025.

(2)
Represents matching contributions or other allocations made by us under our Deferred Compensation Plan which amount was also reported as compensation in the table appearing in the section “Compensation Tables — Summary Compensation Table” above in this proxy statement.

(3)
Of these amounts, the following aggregate amounts are reported in the “Summary Compensation Table” above as compensation of the named executive officer for the years ended December 31, 2025, 2024 and 2023, respectively: Mr. Fadel  — $0, $33,000 and $635, Mr. Blasquez — $12,053, $0 and $0, Mr. Pechersky — $0, $0 and $0. Messrs. Karam, Khouri, and Montrone,  are not participants in the Deferred Compensation Plan.

(4)
All matching contributions were made to the 401(k) Retirement Savings Plan in respect of Mr. Pechersky’s contributions to the deferred compensation plan in 2025.

UPBOUND GROUP, INC. - 2026 Proxy Statement51

COMPENSATION TABLES

No Pension Benefits

We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans.
Potential Payments and Benefits Upon Termination Without a Change in Control

The following table provides quantitative disclosure of the estimated payments that would be made under the employment or severance agreements to our named executive officers, as well as the amounts our named executive officers would receive upon the exercise of the equity and cash awards held by them on December 31, 2025, the last day of our fiscal year 2025, assuming that:
•
each named executive officer’s employment with us was terminated on December 31, 2025, and was not in connection with an event which constituted a “change in control” or an “exchange transaction” under any agreement or plan described above;

•
amounts payable to each named executive officer would not subject such person to excise tax under Section 4999 of the Code and the Company would not be denied a deduction under Section 280G of the Code;

•
the base salary earned by each named executive officer for such named executive officer’s services to us through December 31, 2025 has been fully paid to such named executive officer;

•
the Board determined that the annual bonus for 2025 that would have been earned by each of Messrs. Karam, Khouri, Montrone, Blasquez and Pechersky was equal to the actual bonus awarded to such named executive officer for 2025;

•
to the extent not otherwise terminated in connection with the named executive officer’s termination, each of our named executive officers sold the shares of our common stock underlying their previously unvested performance stock units, at the target level of performance, and restricted stock units at the closing price for shares of our common stock on the Nasdaq Global Select Market on December 31, 2025, which was $17.56;

•
any outstanding equity-based awards held by our named executive officers that vested prior to December 31, 2025 were exercised and distributed on December 31, 2025; and

•
no current named executive officer is retirement-eligible (defined as attaining age 60 with at least five years of continuous service) for the outstanding equity-based awards.

52UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION TABLES

Name	Cash Severance Payout	Continuation of Medical Benefits(1)	Acceleration of Outstanding Awards(2)	Continued Vesting of Outstanding Awards(3)	Total Termination Benefits
Mitchell Fadel
Termination due to Mr. Fadel’s retirement(4)	$—	$—	$—	$4,575,565	$4,575,565
Fahmi Karam
Termination by Us without “Cause” or by Mr. Karam for “Good Reason”	$6,721,000	$56,462	$271,811	$1,250,421	$8,299,694
Termination by Us for “Cause” or by Mr. Karam without “Good Reason”	$—	$—	$—	$—	$—
Termination due to Mr. Karam’s disability or death	$1,221,000	$56,462	$4,794,872	$—	$6,072,334
Hal Khouri
Termination by Us without “Cause” or by Mr. Khouri for “Good Reason”	$1,237,275	$10,991	$73,816	$—	$1,322,082
Termination by Us for “Cause” or by Mr. Khouri without “Good Reason”	$—	$—	$—	$—	$—
Termination due to Mr. Khouri’s disability or death	$224,775	$7,328	$1,469,860	$—	$1,701,963
Tyler Montrone
Termination by Us without “Cause” or by Mr. Montrone for “Good Reason”	$951,588	$42,010	$164,277	$539,969	$1,697,844
Termination by Us for “Cause” or by Mr. Montrone without “Good Reason”	$—	$—	$—	$—	$—
Termination due to Mr. Montrone’s disability or death	$217,338	$28,006	$1,168,557	$—	$1,413,901
Anthony Blasquez
Termination by Us without “Cause” or by Mr. Blasquez for “Good Reason”	$1,316,957	$41,411	$163,548	$538,564	$2,060,480
Termination by Us for “Cause” or by Mr. Blasquez without “Good Reason”	$—	$—	$—	$—	$—
Termination due to Mr. Blasquez’s disability or death	$215,118	$27,607	$1,162,937	$—	$1,405,662
Bryan Pechersky
Termination by Us without “Cause” or by Mr. Pechersky for “Good Reason”	$894,240	$41,411	$101,210	$324,205	$1,361,066
Termination by Us for “Cause” or by Mr. Pechersky without “Good Reason”	$—	$—	$—	$—	$—
Termination due to Mr. Pechersky’s disability or death	$204,240	$27,607	$723,832	$—	$955,679

(1)
The amounts listed herein reflect the value of medical insurance coverage that would be extended to a named executive officer following termination; provided, however, such named executive officer would continue to be responsible for normal employee premium contributions.

(2)
Per Mr. Karam’s February 2025 employment agreement, vesting of certain equity-based awards will be accelerated in full upon certain terminations of employment. For named executive officers other than Mr. Karam and Mr. Fadel, restricted stock units and performance stock units will become vested in connection with certain terminations of employment as described above under “Arrangements with Respect to Long-Term Incentive Plans.”

(3)
Per Mr. Fadel’s April 2024 letter agreement and Mr. Karam’s February 2025 employment agreement, upon certain terminations of employment, certain equity-based awards will continue to vest in full on the original vesting schedule, subject to the satisfaction of any applicable performance criteria. For named executive officers other than Mr. Karam and Mr. Fadel, upon certain terminations of employment, performance stock units will become vested at the end of the performance period, subject to adjustment for the attainment of performance objectives through the last day of the performance period, as described above under “Arrangements with Respect to Long-Term Incentive Plans.”

UPBOUND GROUP, INC. - 2026 Proxy Statement53

COMPENSATION TABLES

(4)
Additional termination events are not listed for Mr. Fadel because, as previously disclosed, he retired as Chief Executive Officer of the Company effective June 1, 2025. As previously disclosed, and as shown above, Mr. Fadel did not receive any cash severance benefits in connection with his retirement, but certain of his equity awards continued to vest consistent with the letter agreement we entered into with him in April 2024, subject to the terms and conditions set forth therein.

Potential Payments and Benefits Upon Termination With a Change in Control

The following table provides quantitative disclosure of the estimated payments that would be made under the employment or severance agreements to our named executive officers, as of December 31, 2025, the last day of our fiscal year 2025, assuming that:
•
each named executive officer’s employment with us was terminated and an event which constituted a “change in control” or an “exchange transaction” under any agreement or plan described above both occurred on December 31, 2025;

•
amounts payable to each named executive officer would not subject such person to excise tax under Section 4999 of the Code and the Company would not be denied a deduction under Section 280G of the Code;

•
the base salary earned by each named executive officer for such named executive officer’s services to us through December 31, 2025 has been fully paid to such named executive officer;

•
the Board determined that the annual bonus for 2025 that would have been earned by each of Messrs. Karam, Khouri, Montrone, Blasquez and Pechersky was equal to the actual bonus awarded to such named executive officer for 2025;

•
with respect to equity-based awards awarded pursuant to the 2021 Plan and certain prior equity plans, the Board does not direct such outstanding awards to be converted into awards with respect to shares of stock following the change in control or exchange;

•
any outstanding equity-based awards held by our named executive officers that vested prior to December 31, 2025 were exercised and distributed on December 31, 2025;

•
to the extent not otherwise terminated in connection with the named executive officer’s termination, each of our named executive officers sold the shares of our common stock underlying their previously unvested equity-based awards (at the target level of performance for performance stock units) at the closing price for shares of our common stock on the Nasdaq Global Select Market on December 31, 2025, which was $17.56; and

•
no current named executive officer is retirement-eligible (defined as attaining age 60 with at least five years of continuous service) for the outstanding equity-based awards.

Name(1)	Cash Severance Payout	Continuation of Medical Benefits(2)	Acceleration of Outstanding Awards	Total Termination Benefits
Fahmi Karam
Termination by Us without “Cause” or by Mr. Karam for “Good Reason”	$6,721,000	$56,462	$1,522,232	$8,299,694
Termination by Us for “Cause” or by Mr. Karam without “Good Reason”	$—	$—	$—	$—
Termination due to Mr. Karam’s disability or death	$1,221,000	$56,462	$4,794,872	$6,072,334
Hal Khouri
Termination by Us without “Cause” or by Mr. Khouri for “Good Reason”	$1,574,775	$14,655	$1,469,860	$3,059,290
Termination by Us for “Cause” or by Mr. Khouri without “Good Reason”	$—	$—	$—	$—
Termination due to Mr. Khouri’s disability or death	$224,775	$7,328	$1,469,860	$1,701,963
Tyler Montrone
Termination by Us without “Cause” or by Mr. Montrone for “Good Reason”	$1,196,338	$56,014	$1,168,557	$2,420,909
Termination by Us for “Cause” or by Mr. Montrone without “Good Reason”	$—	$—	$—	$—
Termination due to Mr. Montrone’s disability or death	$217,338	$28,007	$1,168,557	$1,413,902

54UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION TABLES

Name(1)	Cash Severance Payout	Continuation of Medical Benefits(2)	Acceleration of Outstanding Awards	Total Termination Benefits
Anthony Blasquez
Termination by Us without “Cause” or by Mr. Blasquez for “Good Reason”	$1,684,236	$55,214	$1,162,937	$2,902,387
Termination by Us for “Cause” or by Mr. Blasquez without “Good Reason”	$—	$—	$—	$—
Termination due to Mr. Blasquez’s disability or death	$215,118	$27,607	$1,162,937	$1,405,662
Bryan Pechersky
Termination by Us without “Cause” or by Mr. Pechersky for “Good Reason”	$1,124,240	$55,214	$723,832	$1,903,286
Termination by Us for “Cause” or by Mr. Pechersky without “Good Reason”	$—	$—	$—	$—
Termination due to Mr. Pechersky’s disability or death	$204,240	$27,607	$723,832	$955,679

(1)
Mr. Fadel is not listed in this table because, as previously disclosed, he retired as Chief Executive Officer of the Company effective June 1, 2025.

(2)
The amounts listed herein reflect the value of medical insurance coverage that would be extended to a named executive officer following termination; provided, however, such named executive officer would continue to be responsible for normal employee premium contributions.

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by our stockholders and all equity compensation plans not previously approved by our stockholders as of December 31, 2025.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plan(2)
Equity compensation plans approved by security holders	424,705	$23.79	3,707,538
Equity compensation plans not approved by security holders	—	—	—
Total	424,705	$23.79	3,707,538

(1)
Reflects the weighted-average exercise price of outstanding options as of December 31, 2025. The weighted-average grant date fair value of outstanding restricted stock units and performance stock units as of December 31, 2025 was $23.79.

(2)
Pursuant to the terms of the 2021 Plan, shares of common stock subject to an award that is forfeited, expires, terminates or is settled for cash (in whole or in part) will be available for future grants of awards under the plan.

CEO Pay Ratio

This section sets forth our reasonable estimate, calculated in a manner consistent with the requirements of Item 402(u) of Regulation S-K, of the ratio of the annual total compensation for fiscal year 2025 of Mr. Karam, our Chief Executive Officer on December 31, 2025, to that of the median of the annual total compensation for all of our other employees (the “CEO Pay Ratio”). Please note that due to the flexibility in estimates, assumptions and adjustments permitted by the SEC in calculating such ratio, the CEO Pay Ratio may not be comparable to those presented by other companies, even other companies operating in the same industries as Upbound.
We identified our median employee using our employee population (excluding our Chief Executive Officer) as of December 31, 2025, which consisted of approximately 12,050 full-time, part-time, seasonal and temporary workers, of which approximately 11,000 (91%) were located in the United States and approximately 1,050 (9%) were located in Mexico. As of December 31, 2025, approximately 90 (0.1%) employees were employed on a part-time basis and approximately 8,400 (70%) were paid on an hourly (rather than salaried) basis. In order to attract and retain employees, we pay what we believe to be competitive rates in each market where we operate.

UPBOUND GROUP, INC. - 2026 Proxy Statement55

COMPENSATION TABLES

We selected the median employee first by using a consistently applied compensation measure of annual base pay, which reflects (i) for salaried employees, base salary, and (ii) for hourly employees, annualized base hourly compensation assuming that full-time and part-time workers work 2,080 and 1,040 hours per year, respectively, which calculation excluded any wages in respect of guaranteed overtime. After narrowing the population of potential median employees to normalize for potential drivers of pay differential (e.g., based on factors such as bonus eligibility and active status of employment), our median employee was randomly selected from a pool of 10 individuals. The annual base pay of our employees located in Mexico was converted to U.S. dollars using an exchange rate of 17.956 Mexican pesos to $1.00 U.S. dollar, reflecting the exchange rate reported by the U.S. Department of the Treasury as of December 31, 2025. We did not make any cost of living adjustments to annual base pay in identifying our median employee.
Our median employee identified using the assumptions and methodologies described above was located in Indiana and served in an hourly position as a Customer Account Representative.
The 2025 annual total compensation of our median employee, calculated using the same methodology used to calculate the same metric for our named executive officers in the Summary Compensation Table in this proxy statement, was $36,469. Comparing this to Mr. Karam’s 2025 annual total compensation of  $7,363,260, we estimate that the CEO Pay Ratio was approximately 202:1.
Historical Pay Versus Performance Disclosure

Pay Versus Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following disclosure is provided about the relationship between executive compensation and the Company’s performance on select financial metrics. For information about how our executive compensation program is designed to align with the Company’s performance, please read the “Compensation Discussion and Analysis” above in this proxy statement. The amounts in the table below are calculated in accordance with SEC rules and do not all represent amounts actually earned or realized by our named executive officers (“NEOs”), including with respect to RSUs and PSUs.
The table below presents the compensation amounts for our CEO and non-CEO named executive officers as defined and computed in accordance with SEC rules, our financial performance as measured by TSR, net income and Adjusted EBITDA, and our peer group’s TSR, for fiscal years 2025, 2024, 2023, 2022 and 2021.
Year	CEO				Non-CEO NEOs		Value of Initial Fixed $100 Investment Based On:
	Summary Compensation Table Total for CEO		Compensation Actually Paid to CEO(1)		Average Summary Compensation Table Total for non-CEO named executive officers(2)	Average Compensation Actually Paid to non-CEO named executive officers(3)	TSR	Proxy Peer Group TSR(4)	Net Income ($M)	Adjusted EBITDA(5) ($M)
	CEO 1 Mitchell Fadel	CEO 2 Fahmi Karam	CEO 1 Mitchell Fadel	CEO 2 Fahmi Karam
2025	$6,978,541	$7,363,260	$(5,117,896)	$1,073,900	$1,603,299	$520,494	$82	$139	$73	$520
2024	$9,508,913		$3,375,977		$1,999,439	$1,072,539	$128	$199	$124	$489
2023	$9,791,051		$15,601,868		$2,825,497	$3,893,968	$142	$163	$(5)	$474
2022(6)	$6,280,050		$(3,792,985)		$1,742,035	$128,413	$90	$145	$12	$459
2021	$12,341,685		$25,616,911		$2,408,210	$2,962,970	$179	$177	$135	$643

(1)
Compensation actually paid is the total Summary Compensation Table compensation, adjusted as set forth in the table below in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Fadel during the applicable year.

(2)
Includes the average total compensation for Messrs. Khouri, Blasquez, Montrone and Pechersky in 2025; for Messrs. Karam, Blasquez, Montrone and Gautam (former Executive Vice President — Chief Technology and Digital Officer) in 2024; for Messrs. Karam, Blasquez, Montrone and Gautam in 2023; for Messrs. Allred (former Executive Vice President — Acima), Hogg (former Executive Vice President — Acima), Karam, Pechersky and Taylor and Ms. Short (former Executive Vice President  — Chief Financial Officer) in 2022; and for Messrs. Blasquez, Hogg and Pechersky and Ms. Short in 2021. Total compensation for non-CEO named executive officers are as reported in the Summary Compensation Tables.

56UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION TABLES

(3)
The table below presents a reconciliation of the average Summary Compensation Table total to the average compensation actually paid, as defined by SEC rules, to the non-CEO named executive officers: The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year.

(4)
The peer group selected is the S&P 1500 Specialty Retail Index. We use this published industry index as the comparator group to measure our relative total shareholder return for purposes of determining vesting of performance stock units granted under our long-term incentive compensation program.

(5)
Non-GAAP financial measure. See Annex A for additional information regarding non-GAAP financial measures and reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measure.

(6)
None of our named executive officers in the 2022 annual cash incentive program received any bonus plan payout with respect to the 2022 performance year based on the Company’s annual financial performance in 2022.

Reconciliation Tables
	Karam	Fadel
CEO	2025	2025	2024	2023	2022	2021
Summary Compensation Table Total	$7,363,260	$6,978,541	$9,508,913	$9,791,051	$6,280,050	$12,341,685
Less:
Fair Value of Stock Awards Granted in the Covered Year (measured at grant date)	$5,024,042	$6,447,533	$6,672,932	$6,502,656	$5,116,846	$9,296,543
Fair Value of Awards Granted in Prior Year that were Forfeited during the Covered Year (measured at prior year-end)	$0	$0	$0	$0	$0	$0
Change in Pension Value	$0	$0	$0	$0	$0	$0
Plus:
Fair Value of Unvested Awards Granted in the Covered Year (measured at year-end)	$2,092,922	$2,685,920	$4,704,437	$9,387,302	$3,474,280	$5,474,111
Fair Value of Vested Awards Granted in the Covered Year (measured at Vesting Date)	$0	$0	$0	$0	$0	$0
Change in Fair Value of Unvested Awards Granted in Prior Years (measured at year-end)	$(3,242,948)	$(8,256,281)	$(2,793,376)	$3,834,188	$(11,440,516)	$1,511,487
Change in Fair Value of Vested Awards Granted in Prior Years (measured at vesting date)	$(115,293)	$(78,543)	$(1,371,065)	$(908,017)	$3,010,047	$15,586,171
Dividends Accrued on Unvested RSUs and PSUs in the Covered Year	$0	$0	$0	$0	$0	$0
Pension Service Costs	$0	$0	$0	$0	$0	$0
Total Compensation Actually Paid	$1,073,900	$(5,117,896)	$3,375,977	$15,601,868	$(3,792,985)	$25,616,911

UPBOUND GROUP, INC. - 2026 Proxy Statement57

COMPENSATION TABLES

Non-CEO NEOs (Average)	2025	2024	2023	2022	2021
Summary Compensation Table Total	$1,603,299	$1,999,439	$2,825,497	$1,742,035	$2,408,210
Less:
Fair Value of Stock Awards Granted in the Covered Year (measured at grant date)	$935,189	$930,032	$1,483,250	$1,135,260	$1,481,514
Fair Value of Awards Granted in Prior Year that were Forfeited during the Covered Year (measured at prior year-end)	$0	$0	$0	$1,344,060	$0
Change in Pension Value	$0	$0	$0	$0	$0
Plus:
Fair Value of Unvested Awards Granted in the Covered Year (measured at year-end)	$600,827	$655,677	$2,141,235	$845,162	$872,364
Fair Value of Vested Awards Granted in the Covered Year (measured at Vesting Date)	$0	$0	$0	$0	$0
Change in Fair Value of Unvested Awards Granted in Prior Years (measured at year-end)	$(741,673)	$(552,710)	$365,842	$(272,162)	$318,723
Change in Fair Value of Vested Awards Granted in Prior Years (measured at vesting date)	$(6,770)	$(99,835)	$44,644	$292,698	$845,187
Dividends Accrued on Unvested RSUs and PSUs in the Covered Year	$0	$0	$0	$0	$0
Pension Service Costs	$0	$0	$0	$0	$0
Total Compensation Actually Paid	$520,494	$1,072,539	$3,893,968	$128,413	$2,962,970
Important Financial Metrics
As described in “Compensation Discussion and Analysis,” our executive compensation program is designed to, among other objectives, link pay to the achievement of annual performance objectives, recognize both corporate and individual performance, and attract and retain our senior executives. We believe the four items in the unranked list below represent the most important financial metrics we used to link our performance to compensation actually paid to our CEO and other NEOs for fiscal year 2025, as further described above under “Compensation Discussion and Analysis — Annual Cash Incentive Compensation” and “Compensation Discussion and Analysis — Long-Term Incentive Compensation.”
•
Adjusted EBITDA

•
Acima Segment Revenue

•
Rent-A-Center Segment Revenue

•
Relative Total Shareholder Return

Relationships Between Compensation Actually Paid and Financial Measures in Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between (i) compensation actually paid (as defined by SEC rules) to our CEO and average compensation actually paid to our other named executive officers and (ii) the Company performance measures presented in the pay versus performance table above.

58UPBOUND GROUP, INC. - 2026 Proxy Statement

COMPENSATION TABLES

Total Shareholder Return
The following chart sets forth the compensation actually paid to our CEO, the average of compensation actually paid to our Non-CEO NEOs, the Company’s cumulative TSR and the peer group’s TSR over the five most recently completed fiscal years.

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid (in $000s)
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
-$2,500
-$5,000
-$7,500
Total Shareholder Return ($100 invested from Jan 1, 2020)
$250
$200
$150
$100
$50
$0
FY2021
FY2022
FY2023
FY2024
FY2025
CEO Compensation Actually Paid - Mr. Fadel
CEO Compensation Actually Paid - Mr. Karam
Non-CEO NEO Average Compensation Actually Paid
UPBD TSR
Peer Group TSR

Net Income
The following chart sets forth the compensation actually paid to our CEO, the average of compensation actually paid to our Non-CEO NEOs, and our net income during the five most recently completed fiscal years.

UPBOUND GROUP, INC. - 2026 Proxy Statement59

COMPENSATION TABLES

Adjusted EBITDA
The following chart sets forth the compensation actually paid to our CEO, the average of compensation actually paid to our Non-CEO NEOs, and our Adjusted EBITDA(1) during the five most recently completed fiscal years.
(1)
Non-GAAP financial measure. See Annex A for additional information regarding non-GAAP financial measures and reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measure.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Compensation Committee determines the timing of the annual grants of equity awards to our named executive officers as well as the terms and restrictions applicable to such grants. The Compensation Committee approves, generally in February of each year, the annual grant to our executive officers in conjunction with its review and determination of each executive officer’s compensation for the current year. Grants may also be made in connection with commencement of employment or promotions. Annual grants are typically made on the second business day following fourth quarter earnings disclosures. We do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, we do not have a specific policy or practice on the timing of such awards in relation to our disclosure of material nonpublic information. In the event we determine to grant such awards, we will evaluate the appropriate steps to take in relation to the foregoing.

60UPBOUND GROUP, INC. - 2026 Proxy Statement

PROPOSAL THREE:
ADVISORY VOTE ON EXECUTIVE
COMPENSATION
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking stockholder approval of our executive compensation program and practices as disclosed in this proxy statement. As described above in the “Compensation Discussion and Analysis” section of this proxy statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:
•
attract, retain and motivate senior executives with competitive compensation opportunities;

•
incentivize our executives to achieve our short-term and long-term strategic goals;

•
align our executive compensation program with the core values identified in our corporate mission statement;

•
reward achievement of our financial and non-financial business goals; and

•
align executive interests with those of our stockholders.

We urge stockholders to read the section “Compensation Discussion and Analysis” above in this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the compensation tables and related narrative disclosures in the section “Compensation Tables” above in this proxy statement, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to our recent and long-term success.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the 2026 Annual Meeting:
“RESOLVED, that the stockholders of Upbound Group, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2025, as disclosed in the 2026 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (including Item 402 of Regulation S-K), including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure.”
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will carefully take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.
Our Board recommends that you vote “FOR” approval of the advisory resolution on executive compensation.

UPBOUND GROUP, INC. - 2026 Proxy Statement61

PROPOSAL FOUR:
ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing our stockholders with the opportunity to cast a non-binding vote to determine whether the stockholder approval of our executive compensation program and practices, as described in Proposal Three, should occur every year, every two years, or every three years.
The Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While our executive compensation programs are designed to promote a long-term connection between pay and performance, holding an annual advisory vote on executive compensation provides the Board with more direct and immediate feedback on our executive compensation philosophy, policies and practices.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to vote for their preferred voting frequency by choosing the option of one year, two years, three years or abstention when voting in response to the following advisory resolution at the 2026 Annual Meeting:
“RESOLVED, that the stockholder advisory vote on executive compensation take place once every one year, two years or three years, with such frequency to be determined by the affirmative vote of the holders of a majority in voting power of the shares of common stock present or represented by proxy and entitled to vote thereon. In the event that no option receives a majority of the votes cast, the Board will consider the option of one year, two years or three years that receives the most votes at the 2026 Annual Meeting as the recommended choice of the Company’s stockholders.”
Although non-binding, the Board and the Compensation Committee will carefully review the voting results of this Proposal Four. Notwithstanding the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to the compensation programs of the Company.
Our Board recommends that you vote to hold the advisory vote on executive compensation every ONE YEAR (annually) until the Board next solicits stockholder input on the frequency of such vote.

62UPBOUND GROUP, INC. - 2026 Proxy Statement

PROPOSAL FIVE:
APPROVAL OF THE UPBOUND GROUP, INC.
2026 LONG-TERM INCENTIVE PLAN
We are seeking the approval of our stockholders of the Upbound Group, Inc. 2026 Long-Term Incentive Plan, which was adopted by the Board on March 25, 2026, subject to stockholder approval (the “2026 Plan”). The terms of the 2026 Plan are substantially identical to those of the stockholder-approved 2021 Plan. 4,700,000 shares are authorized for issuance under the 2026 Plan; shares from the 2021 Plan will not be available to grant under the 2026 Plan. Upon approval of the 2026 Plan, no additional awards will be granted under the 2021 Plan, and all shares remaining for future issuance pursuant to the 2021 Plan, which is estimated to be 2,752,202 as of March 11, 2026, will be canceled at that time. If our stockholders do not approve the 2026 Plan, the 2021 Plan will remain in effect in its current form.
As discussed further in the CD&A, long-term incentive compensation, delivered in the form of restricted stock units and performance stock units, is a primary component of our executive compensation program. Our long-term incentive program is designed to align executive compensation with sustained value creation for our stockholders. For 2025 and 2026, long-term incentive awards for our named executive officers were delivered through a mix of time-based restricted stock units and performance stock units, with more than a majority of the grant date fair value in the form of performance-based awards for our Chief Executive Officer and other senior executives. The performance stock units vest based solely on our relative total shareholder return over a three-year period as compared to an S&P index, subject to a payout range of 0% to 200% of target, with no payout for performance below a specified threshold percentile and a capped maximum payout for outperformance. The Compensation Committee believes this structure appropriately balances retention and performance orientation, provides a direct and transparent link between realized compensation and long-term stockholder returns, and overall feedback from the Company’s investor outreach effort has been supportive of our executive compensation program, including our long-term incentive compensation design. The requested shares under the 2026 LTIP are intended to support this performance-weighted design and maintain our ability to deliver a competitive mix of cash and equity compensation over the coming years. Additionally, the Company’s recent recruitment of key executive talent has involved compensation packages with a significant equity component.
Further, equity-based awards are granted to a broader group of several hundred employees and motivate and reward achievement of long-term growth and align their interests with those of our stockholders. We recommend that stockholders approve the 2026 Plan to permit the continued use of equity-based compensation. If the 2026 Plan is not approved, we will be unable to maintain our current equity grant practices and will be at a significant competitive disadvantage in attracting, retaining and motivating the talented individuals who contribute to our success. Moreover, we may need to replace equity-based components of our compensation structure with cash, which would increase cash compensation expense and reduce alignment with stockholder interests.
Our Board of Directors recommends that you vote “FOR” approval of the 2026 Plan.
Summary of the Proposed 2026 Plan
Our Board adopted the 2026 Plan on March 25, 2026, subject to stockholder approval, to issue awards under the 2026 Plan of up to 4,700,000 shares of our common stock. The terms of the 2026 Plan are substantially identical to those of the stockholder-approved 2021 Plan, other than a new pool of 4,700,000 shares authorized for issuance under the plan. Upon stockholder approval of the 2026 Plan, all shares remaining for future issuance pursuant to the 2021 Plan, which is estimated to be 2,752,202 as of March 11, 2026, will be canceled. This summary of the 2026 Plan is qualified in its entirety by reference to the complete text of the 2026 Plan, which is attached hereto as Annex B.
Highlights of the 2026 Plan
Governance Best Practices.   The 2026 Plan maintains features and practices of the previous 2021 Plan that promote good governance and protect stockholders’ interests, including:
•
No “liberal” change in control definition.   The change in control definition is not “liberal” and, for example, would not occur merely upon stockholder approval of a merger transaction. A change in control must actually occur in order for the change in control provisions in the plan to be triggered.

•
Minimum vesting requirements.   Awards are subject to a minimum vesting period of at least one year following the date the award is granted, subject to certain exceptions.

UPBOUND GROUP, INC. - 2026 Proxy Statement63

PROPOSAL FIVE: APPROVAL OF THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

•
No tax gross-ups.   No participant is entitled to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code that may be incurred in connection with awards under the plan.

•
No repricings or cash buyout of  “underwater” awards.   Neither a repricing of options or stock appreciation right (“SAR”) awards, nor a cash buyout of underwater options or SARs, is permitted without stockholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.

•
No evergreen provision.   The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.

•
No “reload” options or stock appreciation rights.   The plan does not permit the use of reload options or stock appreciation rights which provide that the exercise of a stock option or stock appreciation right can automatically trigger the grant of a new stock option or stock appreciation right.

•
No Transferability.   Awards generally may not be transferred, except by the laws of descent and distribution.

•
No Dividend Payments on Unvested Awards.   Requires that any dividends or dividend equivalent rights granted in connection with any type of award will be subject to the same vesting terms and conditions as the underlying award.

•
No Liberal Share Recycling.   Provides that shares delivered to pay the exercise price or to satisfy tax withholding obligations may not be reused for future awards.

•
Double Trigger Change in Control.   Provides double-trigger vesting of awards upon a qualifying termination in connection with a change in control.

•
Clawback Policy Implementation.   Stipulates that the Compensation Committee has the authority to implement any clawback or recoupment policies that the Company has in place from time to time.

•
Cash Denominated Award Limit for Non-Employee Directors.   Limits the maximum dollar value of awards that can be granted during any calendar year to any non-employee director, solely with respect to his or her service as a member of the board.

Grant Practices and Key Data
When determining the number of shares authorized for issuance under the 2026 Plan, the Board and the Compensation Committee carefully considered the potential dilution to our current stockholders and projected future share usage needs for the Company to be able to make competitive grants to participants. Specifically, the Board and the Compensation Committee considered a number of factors, including our conservative historical and projected share usage. Burn rate (which is defined as the gross number of equity-based awards granted, for time-based awards, and earned, for performance-based awards, during a calendar year divided by the weighted average number of shares of common stock outstanding during the year) is a measure of share utilization in equity plans and an important factor for investors concerned about shareholder dilution. Under the 2021 Plan, our annual burn rate for 2025 was 2.36%. Our annual equity grants made in February 2026 were consistent with this program. Based on our usage of shares authorized for issuance under the 2021 Plan and our reasonable expectation of future equity usage, we believe that the number of additional shares being requested for authorization under the 2026 Plan will last three years, depending on factors such as stock price movement, participation levels and corporate activities that could impact our grant practices.
Key Terms of the 2026 Plan
The terms of the 2026 Plan are substantially identical to those of the stockholder-approved 2021 Plan, other than the increase in the number of shares authorized for issuance under the plan. The following summary of the material terms of the 2026 Plan is qualified in its entirety by reference to the complete text of the 2026 Plan. Capitalized terms used in this proposal that are not otherwise defined have the meanings given to them in the 2026 Plan.
Purpose
The purpose of the 2026 Plan is to foster the ability of the Company and its subsidiaries to attract, motivate and retain key personnel and enhance stockholder value through the use of certain equity and cash incentive compensation opportunities.
Eligibility
Awards under the 2026 Plan may be made to any present or future directors, officers, employees, consultants and other personnel of the Company or a subsidiary. As of December 31, 2025, it is expected that approximately 300 officers, employees, consultants and other personnel of the Company and all six of our non-employee directors who are expected to continue to serve as directors following the 2026 Annual Meeting will be eligible to participate in the 2026 Plan.

64UPBOUND GROUP, INC. - 2026 Proxy Statement

PROPOSAL FIVE: APPROVAL OF THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

Shares Subject to the 2026 Plan
If approved, the 2026 Plan would authorize us to issue a total of 4,700,000 shares of common stock. If the 2026 Plan is approved, up to 4,700,000 shares of common stock may be issued under the 2026 Plan covering a stock option granted as an “incentive stock option” (within the meaning of Section 422 of the Internal Revenue Code of 1986). Shares of common stock subject to an award that is forfeited, expires, terminates or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration, termination or cash settlement will be available for future grants of awards under the 2026 Plan and will be added back in the same number of shares of common stock as were deducted in respect of such award. The payment of dividend equivalent rights in cash in conjunction with any outstanding awards will not be counted against the shares of common stock available for issuance under the 2026 Plan. Shares of common stock tendered by an award holder, repurchased by the Company using proceeds from the exercise of stock options, reserved for issuance upon grant of stock-settled stock appreciation rights to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the stock appreciation rights or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation for an award will not again be available for awards under the 2026 Plan.
Limitations on Director Awards
The maximum value of awards that can be granted during any calendar year to any non-employee director, solely with respect to his or her service as a member of the board, is $800,000.
Minimum Vesting Requirements
No awards granted under the 2026 Plan shall vest or be exercisable (in the case of stock options and stock appreciation rights) earlier than the date that is one year following the date the award is granted; provided, however, (1) the Compensation Committee may provide that such restrictions may lapse or be waived upon the recipient’s death or disability or termination of service, or in connection with a change in control, (2) awards that result in the issuance of an aggregate of up to five percent (5%) of the shares of common stock that may be authorized for grant (as such authorized number of shares of common stock may be adjusted as provided under the terms of the 2026 Plan) may be granted without respect to such minimum vesting provision, and (3) awards may be granted to non-employee directors without respect to such minimum vesting provision.
Administration
The 2026 Plan is generally to be administered by the Compensation Committee. The Compensation Committee has the full power and authority to: (1) select the persons to whom awards under the 2026 Plan will be made and when such awards will be made; (2) prescribe the types of awards to be granted and the terms and conditions of each such award and make amendments thereto; (3) construe, interpret and apply the provisions of the 2026 Plan and of any award Agreement evidencing an award hereunder (each, an “Award Agreement”) or other document governing the terms of an award made under the 2026 Plan; (4) make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the 2026 Plan and any award; (5) prescribe, amend and rescind rules and regulations relating to the 2026 Plan, including rules governing the Compensation Committee’s own operations and rules applicable to award holders; (6) correct any defect, supply any omission and reconcile any inconsistency in the 2026 Plan; (7) accelerate the time or times at which (a) the award becomes vested, unrestricted or may be exercised or (b) shares of common stock are delivered under the award; (8) waive or amend any goals, restrictions, vesting provisions or conditions set forth in any Award Agreement, or impose new goals, restrictions, vesting provisions and conditions; (9) determine at any time whether awards may be settled in cash, shares of common stock, other securities or other property; and (10) exercise all powers granted to it under the 2026 Plan.
Types of Awards
The types of awards that may be granted under the 2026 Plan are:
•
Stock Options.   The 2026 Plan permits the granting of stock options at such times and upon such vesting and other conditions as determined by the Compensation Committee. The purchase price per share of common stock covered by an option granted under the 2026 Plan may not be less than the Fair Market Value per share of common stock on the date the option is granted. The exercise price under an option that is intended to qualify as an “incentive stock option” granted to an employee who is a 10% stockholder may not be less than 110% of the Fair Market Value per share on the date the option is granted. Unless sooner terminated in accordance with its terms, an option will automatically expire on the tenth anniversary of the date it is granted (the fifth anniversary of the date it is granted in the case of an option that is intended to qualify as an “incentive stock option” granted to an employee who is a 10% stockholder).

•
Stock Awards.   The 2026 Plan permits the granting of restricted stock, deferred stock, stock units (whether in the form of restricted stock units or DSUs), stock bonus and other stock awards to such persons, at such times and upon such vesting

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and other conditions and restrictions as the Compensation Committee may determine. Unless otherwise determined by the Compensation Committee and set forth in the applicable Award Agreement, (1) the holder of a stock award will not be entitled to receive dividend payments (or, in the case of an award of stock units, dividend equivalent payments) with respect to the shares covered by the award and (2) the holder of shares of restricted stock may exercise voting rights pertaining to such shares.
•
Other Equity-Based Awards.   Under the 2026 Plan, the Compensation Committee may grant stock appreciation rights, dividend equivalent payment rights, phantom shares, phantom stock units, bonus shares and other forms of equity based awards to eligible persons, subject to such terms and conditions as it may establish; provided, however, that no dividend or dividend equivalent payment rights shall be attributable to awards of stock appreciation rights or stock options. The base price for a stock appreciation right granted under the 2026 Plan may not be less than the Fair Market Value per share of stock covered by the award at the time it is granted. Unless sooner terminated in accordance with its terms, a stock appreciation right will automatically expire on the tenth anniversary of the date it is granted. Awards made pursuant to this section may entail the transfer of shares of common stock to a participant or the payment in cash or other property determined with reference to shares of common stock.

•
Cash Awards.   Under the 2026 Plan, the Compensation Committee may grant awards in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Compensation Committee and set forth in the underlying agreement, including, but not limited to, continuous service with the Company and its subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other measurements of performance.

Performance-Based Equity and Cash Awards
Under the 2026 Plan, the Compensation Committee may condition the grant, exercise, vesting or settlement of equity based awards or annual or long-term cash incentive awards on the achievement of specified performance goals over any time period specified by the Compensation Committee. Any performance goal established in connection with an award granted under the 2026 Plan may be based on any subjective or objective performance goal determined by the Compensation Committee in its discretion. The Compensation Committee, in its discretion, may determine to adjust any performance goals applicable to an award.
Dividends and Dividend Equivalents
To the extent dividends or dividend equivalents are included in an Award Agreement for an applicable award, the right to receive such dividends and dividend equivalent rights shall be subject to the same performance-based vesting conditions and/or service-vesting conditions, as applicable, as the underlying award, and no dividends or dividend equivalents shall be released to the award holder until the award to which they pertain has vested. For the avoidance of doubt, no dividends or dividend equivalent rights may be granted in connection with stock options or stock appreciation rights granted under the 2026 Plan.
Change in Control
If an award holder’s employment or other service is terminated by the Company or any successor entity thereto without “cause” or by the award holder for “good reason” (as each such term is defined in the applicable Award Agreement or an award holder’s executive transition agreement or employment agreement, if applicable) upon or within two years after a “change in control” (as defined in the 2026 Plan), (1) each award granted to such award holder prior to such change in control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of employment or other service, and (2) any shares deliverable pursuant to stock units will be delivered promptly (but no later than 15 days) following such termination.
As of the change in control date, any outstanding performance-based awards will be deemed earned at the greater of the target level and the actual performance level through the change in control date for all open performance periods and will cease to be subject to any further performance conditions but will continue to be subject to time-based vesting following the change in control in accordance with the original vesting and/or performance period and subject to the provisions of clause (1) in the paragraph above.
Amendment and Termination
The Board may amend or terminate the 2026 Plan; provided, however, that no such action may adversely affect a holder’s rights under an outstanding award without his or her written consent. Any amendment that would increase the aggregate number of shares of common stock issuable under the 2026 Plan, the maximum number of shares with respect to which options, stock appreciation rights or other equity awards may be granted to any employee in any calendar year, or that

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would modify the class of persons eligible to receive awards shall be subject to the approval of the Company’s stockholders. The Compensation Committee may amend the terms of any agreement or award made under the 2026 Plan at any time and from time to time; provided, however, that any amendment which would adversely affect a holder’s rights under an outstanding award may not be made without his or her consent.
Clawback
Awards under the 2026 Plan will be subject to the Company’s clawback policy described under “Compensation Discussion and Analysis — Policies and Risk Mitigation — Clawback Policy”, or any other clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy, and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company after they have been distributed to the award holder.
U.S. Federal Income Tax Consequences
The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants of awards under the 2026 Plan. This description is not intended to, and does not, provide or supplement tax advice to award participants. Participants are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of awards under the 2026 Plan, including any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.
Incentive Stock Options
A participant will not recognize taxable income upon exercising an incentive stock option (an “ISO”), provided that the participant was, without a break in service, an employee of the Company or one of its subsidiaries during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). Notwithstanding the foregoing, the alternative minimum tax may apply. Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant generally will recognize ordinary income equal to the lesser of  (a) the excess of the fair market value of the shares at the date of exercise of the ISO over the exercise price or (b) the amount realized upon the disposition of the ISO shares over the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an ISO for which the statutory holding periods (defined as on or after the later of  (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date of exercise of the ISO) are met generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares (the tax basis in the acquired shares of shares for which the ISO holding periods are met generally being the exercise price of the ISO).
Non-Qualified Stock Options and Stock Appreciation Rights
The grant of a non-qualified stock option (i.e., an option other than an ISO) or SAR will create no tax consequences at the grant date for the participant or the Company. Upon exercising such an option or SAR, the participant will recognize ordinary income equal to the excess of the fair market value of the vested shares (and/or cash or other property) acquired on the date of exercise over the exercise price and will be subject to FICA (Social Security and Medicare) tax in respect of such amounts. A participant’s disposition of shares acquired upon the exercise of a non-qualified stock option or SAR generally will result in long- or short-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares (the tax basis in the acquired shares generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option).
Restricted Shares
A participant with restricted shares generally will not be subject to income taxation at grant. Instead, upon lapse of the restrictions, the participant will recognize ordinary income equal to the fair market value of the shares on the date of lapse. The participant’s tax basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and the participant’s holding period in such shares begins on the day after the restrictions lapse.
Restricted Stock Units
A participant with a restricted stock unit (whether time-vested or subject to achievement of performance goals) will not be subject to income taxation at grant. Instead, the participant will be subject to income tax at ordinary rates on the fair market value of the shares (or the amount of cash) received on the date of delivery. The recipient will be subject to FICA (Social Security and Medicare) tax at the time any portion of such award is deemed vested for tax purposes. The fair market

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PROPOSAL FIVE: APPROVAL OF THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

value of the shares (if any) received on the delivery date will be the participant’s tax basis for purposes of determining any subsequent gain or loss from the sale of the shares, and the recipient’s holding period with respect to such shares will begin at the delivery date. Gain or loss resulting from any sale of shares delivered to a participant will be treated as long- or short-term capital gain or loss depending on the holding period. If any dividend equivalent amounts are provided to the participant, they will be includible in the participant’s income as additional compensation (and not as dividend income) and will be subject to income and employment tax withholding.
Disposition of Shares
Unless stated otherwise above, upon the subsequent disposition of shares acquired under any of the preceding awards, a participant will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the participant’s basis in the shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months. Capital gain is generally taxed at a maximum rate of 20% if the property is held more than one year.
Cash Awards
A participant who receives a cash award will not recognize any taxable income for federal income tax purposes at grant, provided that no cash is actually paid at the time of grant. Upon the payment of any cash in satisfaction of the cash incentive award, the participant will realize ordinary income in an amount equal to the cash award received and the Company will be entitled to a corresponding deduction.
Deduction
The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the delivery of shares pursuant to a restricted stock unit or a performance stock unit, the exercise of an option or SAR or the lapse of restrictions on restricted shares. The Company will not be entitled to any tax deduction with respect to an ISO if the recipient holds the shares for the ISO holding periods prior to disposition of shares and is generally not entitled to a tax deduction for any award with respect to any amount that represents compensation in excess of  $1 million paid to “covered employees” under Section 162(m) of the Internal Revenue Code.
Burn Rate and Overhang

Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans for the years 2023, 2024 and 2025.
Year	Options Granted	Time-Based Full Value Awards Granted(1)	Target Performance-Based Awards Granted(2)	Performance-Based Awards Earned(2)	Basic Weighted Average Shares Outstanding	Burn Rate(3)
2025	—	929,756	757,704	402,085	56,479,000	2.36%
2024	—	333,156	496,803	91,777	54,654,000	0.78%
2023	—	368,200	599,845	90,336	54,978,000	0.83%
Three-Year Average						1.33%

(1)
In connection with the Company’s acquisition of Brigit, Restricted Stock Awards covering approximately 1.3 million shares of Common Stock were granted in fiscal year 2025 as merger consideration to Brigit’s co-founders and certain of their respective affiliates and have been excluded from the number of time-based full value awards granted in fiscal year 2025.

(2)
The number of Target-Performance-Based Awards Granted is shown for reference and the number of Performance-Based Awards Earned is used in the calculation of the Burn Rate.

(3)
Calculated as the sum of Time-Based Full Value Awards Granted and Performance-Based Awards Earned divided by the Basic Weighted Average Shares Outstanding.

Time-based Restricted Stock Granted as Consideration for Acquisitions	# of Shares/Units
Year ended December 31, 2025	1.3 million
Year ended December 31, 2024	—
Year ended December 31, 2023	—

68UPBOUND GROUP, INC. - 2026 Proxy Statement

PROPOSAL FIVE: APPROVAL OF THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

Overhang
The following table provides certain additional information regarding our equity incentive program.
As of March 11, 2026
Total number of shares subject to outstanding stock options	423,393
Weighted-average exercise price of outstanding stock options	$23.807
Weighted-average remaining term of outstanding stock options	3.4 years
Total number of shares subject to outstanding full value awards	2,875,050
Total number of shares available for grant under the LTIP	2,752,082
Total number of shares outstanding	58,338,109
Per-share closing price of common stock as reported on Nasdaq Global Market	$18.30
New Plan Benefits

The amount of each participant’s awards, if any, for 2026 will be determined at the discretion of the Compensation Committee and therefore cannot be calculated. As a result, the benefits that will be awarded or paid under the 2026 LTIP are not currently determinable.
Approval Standard

The affirmative vote of the holders of a majority in voting power of the shares of common stock present or represented by proxy and entitled to vote thereon is required to approve the Upbound Group, Inc. 2026 Long-Term Incentive Plan.
Our Board of Directors recommends that you vote “FOR” approval of the 2026 Plan.

UPBOUND GROUP, INC. - 2026 Proxy Statement69

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the common stock ownership for each of our directors, each of the named executive officers, all of our directors and executive officers as a group, and each of our known holders of 5% of our common stock. Unless otherwise indicated and subject to community property laws where applicable, we believe that each of the stockholders named in the table below beneficially own the shares indicated as beneficially owned. Information in the table is as of April 7, 2026, unless otherwise indicated. Under applicable SEC rules, the definition of beneficial ownership for purposes of this table includes shares over which a person has sole or shared voting power, or sole or shared power to invest or dispose of the shares, whether or not a person has any economic interest in the shares, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days of April 7, 2026.
Name of Beneficial Owner(9)	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Anthony Blasquez	32,642	*
Jeffrey Brown	278,831(1)	*
Mitchell Fadel(2)	19,373	*
Charu Jain	24,646(3)	*
Fahmi Karam	134,443	*
Hal Khouri	0	*
Molly Langenstein	31,133(3)	*
Harold Lewis	35,818(3)	*
Glenn Marino	62,924(3)	*
Carol McFate	47,759(3)	*
Tyler Montrone	44,692	*
Bryan Pechersky	18,163	*
All executive officers and directors as a group (14 total)(8)	729,192	1.2%
Aaron Allred	4,101,233(4)	7.0%(4)
BlackRock, Inc.	7,860,363(5)	13.5%(5)
FMR LLC	5,197,355.75(6)	8.9%(6)
IEQ Capital, LLC	4,540,625(7)	7.8%(7)

*
Less than 1%.

(1)
Includes 162,920 DSUs.

(2)
As previously disclosed, Mr. Fadel retired from his position as Chief Executive Officer of the Company effective June 1, 2025.

(3)
Comprised solely of DSUs.

(4)
The address of Mr. Allred is 13907 Minuteman Dr., 5th Floor, Draper, UT 84020. Includes 1,664,190 shares of our common stock owned by Mr. Allred in his personal capacity and 2,437,043 shares owned by Arklow Holdings, LLC of which Mr. Allred is a general member and manager. This information is based solely on information set forth in a Schedule 13G/A filed by Mr. Allred with the SEC on October 22, 2025.

(5)
The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York, 10001. BlackRock, Inc. exercises sole voting control over 7,801,641 of these shares and sole investment control over all 7,860,363 shares. This information is based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on April 28, 2025.

(6)
The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210. FMR LLC exercises sole voting control over 5,193,467 of these shares and sole investment control over all 5,197,355.75 shares. This information is based solely on information set forth in Schedule 13G/A filed with the SEC on February 5, 2026 by FMR LLC on behalf of itself and Abigail P. Johnson.

(7)
The Address of IEQ Capital, Inc. is 950 Tower Lane, Suite 1800, Foster City, CA 94404. IEQ Capital exercises sole voting control over 2,765 of these shares and sole investment control over all 4,540,625 shares. This information is based on a Schedule 13G filed by IEQ Capital with the SEC on August 14, 2025.

(8)
Does not include shares held by Mr. Fadel, who ceased to be an executive officer as of June 1, 2025.

(9)
According to a Schedule 13G/A filed by The Vanguard Group with the SEC on March 27, 2026, The Vanguard Group no longer exercises voting or investment control over any shares of the Company’s common stock. The Vanguard Group previously exercised shared voting power over 100,892 shares, sole dispositive power over 6,514,131 shares and shared dispositive power over 153,732 shares, in each case according to a Schedule 13G/A filed by The Vanguard Group with the SEC on November 12, 2024.

70UPBOUND GROUP, INC. - 2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

For each of the named executive officers’ ownership as reported in the table above, the following table sets forth: (1) common stock underlying restricted stock units that may vest within 60 days of April 7, 2026, (2) common stock underlying performance stock units that may vest within 60 days of April 7, 2026, assuming 100% of the target performance is achieved and (3) shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of April 7, 2026.
Name	Common Stock Underlying Restricted Stock Units	Common Stock Underlying Performance Stock Units	Shares Issuable upon Exercise of Options
Mitchell Fadel	—	—	—
Fahmi Karam	—	—	—
Hal Khouri	—	—	—
Tyler Montrone	—	—	—
Anthony Blasquez	—	—	—
Bryan Pechersky	—	—	—

UPBOUND GROUP, INC. - 2026 Proxy Statement71

OTHER INFORMATION
Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 and related rules of the SEC require our directors and Section 16 officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file. Based on a review of reports filed by those persons, and upon representations from those persons, we believe that all SEC stock ownership reports required to be filed by those reporting persons during and with respect to 2025 were timely made except for one Form 3 filing in connection with Ms. Wooters’ appointment as a Section 16 officer of the Company. Such late filing was the result of administrative matters impacting the functioning of Ms. Wooters’ EDGAR filing codes. Ms. Wooters’ Form 3 was filed on October 7, 2025, promptly after receipt of the EDGAR codes.
Insider Trading Arrangements and Policies

We have adopted an insider trading policy governing the purchase, sale and/or other disposition of our securities by the Company’s directors, officers and employees, as well as the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq Global Select Market listing standards. A copy of our insider trading policy is filed as Exhibit 19.1 to the 2025 Form 10-K.
Annual Report on Form 10-K

The Company has filed with the SEC an Annual Report on Form 10-K for the year ended December 31, 2025 (which is not a part of the Company’s proxy soliciting materials), a copy of which is available on our website at https://investor.upbound.com/financials-filings/sec-filings. The Company will provide without charge a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 upon the written request of a stockholder to the Corporate Secretary, Upbound Group, Inc., 5501 Headquarters Drive, Plano, Texas 75024. References in this proxy statement to our website address are provided only as a convenience and do not constitute, and should not be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this proxy statement.
“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements, annual reports and Notices with respect to two or more stockholders sharing the same address by delivering a single copy of any such proxy statement, annual report or Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. If you are an affected stockholder and no longer wish to participate in householding, or if you are receiving multiple copies of the proxy statement or the Notice and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or the Company if you are the record holder of your shares. Such a notification to the Company may be submitted to the Upbound Legal Department in writing at Attn: Legal Department, Upbound Group, Inc., 5501 Headquarters Drive, Plano, Texas 75024, or by calling 972-801-1100. Additionally, we will deliver promptly to any affected stockholder, upon his or her written request made to the address in the preceding sentence, an additional copy of the proxy statement, annual report and/or Notice.
Submission of Stockholder Proposals

From time to time, stockholders may seek to nominate directors or present proposals for inclusion in the proxy statement and form of proxy for consideration at an annual stockholders meeting. To be included in the proxy statement or considered at an annual or any special meeting, you must timely submit nominations of directors or proposals, in addition to meeting other legal requirements.
We must receive proposals pursuant to Rule 14a-8 for possible inclusion in the Company’s proxy statement related to the 2027 annual stockholders meeting no later than December 23, 2026, and such proposals must otherwise comply with Rule 14a-8 under the Exchange Act.
Pursuant to our bylaws, subject to certain limited exceptions, other proposals for possible consideration at the 2027 annual stockholders meeting, including proposals for the nomination of one or more directors, must be received in writing by us no

72UPBOUND GROUP, INC. - 2026 Proxy Statement

OTHER INFORMATION

earlier than the close of business on February 3, 2027, and no later than the close of business on March 5, 2027. Any such proposal must be in proper form as specified in our bylaws, must be submitted by a stockholder of the Company meeting the requirements set forth in our bylaws and must comply with the rules of the SEC concerning stockholder proposals.
Direct any proposals, as well as related questions, to the Corporate Secretary, Upbound Group, Inc., 5501 Headquarters Drive, Plano, Texas 75024.
To comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027. Please note that the advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirements under our bylaws.
Our bylaws permit stockholders to nominate directors for election at an annual stockholder meeting without having been included in our proxy statement. To make such a nomination, the stockholder must deliver a notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above with respect to a stockholder proposal that is submitted for presentation directly at the 2027 annual meeting but not intended to be included in our Proxy Statement under Rule 14a-8. The stockholder and nominee must also provide information in the notice and satisfy the other requirements specified in our bylaws. In addition to satisfying all of the requirements under our bylaws, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act.
Other Business

The Board does not intend to bring any business before the annual stockholders meeting other than the matters referred to in this proxy statement and at this date has not been informed of any matters that may be presented to the annual stockholders meeting by others. If, however, any other matters properly come before the annual stockholders meeting, or any adjournments or postponement thereof, it is intended that the persons named in the accompanying proxy solicited by the board will vote pursuant to the proxy in accordance with their best judgment on such matters.
PLEASE VOTE — YOUR VOTE IS IMPORTANT

UPBOUND GROUP, INC. - 2026 Proxy Statement73

ANNEX A:
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(See attached)

UPBOUND GROUP, INC. - 2026 Proxy StatementA-1

ANNEX A: RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

This proxy statement contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis) and (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items and the annual cash incentive) on a consolidated basis.
“Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities. For the periods presented herein, these special items are described in the quantitative reconciliation tables included below in this Annex A. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort.
These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. As discussed in this proxy statement, Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others.
We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures and they should be read together with, our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names.
Reconciliation of net earnings to net earnings excluding special items and non-GAAP diluted earnings per share
	Year Ended December 31, 2025
(In thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$2,271,709	$223,347	$108,091	$34,849	$73,242	$1.25
Plus: Debt refinancing charges	—	—	4,894	1,255	3,639	0.06
Plus: Special Items(1)
Legal matters(2)	—	76,439	76,439	19,606	56,833	0.98
Acima acquired assets depreciation and amortization(3)	—	59,600	59,600	15,286	44,314	0.76
Brigit acquired assets depreciation and amortization(4)		22,792	22,792	5,846	16,946	0.29
Brigit equity consideration vesting(5)	—	19,997	19,997	—	19,997	0.34
Brigit replacement awards and other compensation(6)	—	14,313	14,313	2,424	11,889	0.20
Asset impairments(7)	—	12,963	12,963	3,325	9,638	0.16
Brigit transaction costs	—	6,685	6,685	758	5,927	0.10
Accelerated stock compensation(8)	—	1,599	1,599	410	1,189	0.02
Other(9)	—	(2,167)	(2,167)	(556)	(1,611)	(0.03)
Non-GAAP Adjusted Results	$2,271,709	$435,568	$325,206	$83,203	$242,003	$4.13

(1)
Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations.

(2)
Includes expenses of  $70.3 million related to estimated legal accruals and $6.1 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation and a recently settled patent infringement lawsuit.

A-2UPBOUND GROUP, INC. - 2026 Proxy Statement

ANNEX A: RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(3)
Includes amortization of approximately $43.7 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

(4)
Includes amortization expense of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $8.5 million related to the fair value of acquired software assets.

(5)
Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(6)
Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

(7)
Includes lease impairments of approximately $12.4 million and fixed assets impairments of approximately $0.6 million.

(8)
Represents accelerated stock compensation expense related to our letter agreement with the Company’s former Chief Executive Officer.

(9)
Primarily includes interest income on tax refunds for prior years received in 2025 and shutdown and holding costs related to store closures and severance.

	Year Ended December 31, 2024
(In thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$2,080,351	$291,631	$177,541	$54,063	$123,478	$2.21
Plus: Debt refinancing charges	—	—	6,604	1,883	4,721	0.08
Plus: Special Items(1)
Acima acquired assets depreciation and amortization(2)	—	61,347	61,347	15,656	45,691	0.82
Legal matters(3)	—	15,764	15,764	3,532	12,232	0.22
Accelerated software depreciation(4)	—	6,145	6,145	1,752	4,393	0.08
Asset impairments(5)	—	5,944	5,944	1,700	4,244	0.08
Accelerated stock compensation(6)	—	5,073	5,073	1,241	3,832	0.06
Acima equity consideration vesting(7)	—	4,893	4,893	(1,028)	5,921	0.11
Transaction fees(8)	—	3,656	3,656	836	2,820	0.05
Other(9)	—	1,758	1,758	435	1,323	0.02
Discrete income tax items	—	—	—	(5,521)	5,521	0.10
Non-GAAP Adjusted Results	$2,080,351	$396,211	$288,725	$74,549	$214,176	$3.83

(1)
Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations.

(2)
Includes amortization of approximately $45.5 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

(3)
Includes expenses of  $10.7 million related to estimated legal accruals and $5.1 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation.

(4)
Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system previously used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system that was deployed in the third quarter of 2024.

(5)
Includes lease impairments of approximately $5.3 million and fixed assets impairments of approximately $0.6 million.

(6)
Represents accelerated stock compensation expense related to our letter agreement with the Company’s former Chief Executive Officer.

(7)
Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(8)
Represents transaction fees related to the Brigit acquisition.

(9)
Primarily includes shutdown and holding expenses related to store closures.

UPBOUND GROUP, INC. - 2026 Proxy StatementA-3

ANNEX A: RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Reconciliation of net earnings (loss) to Adjusted EBITDA (consolidated and by segment)
	Year Ended December 31, 2025
(In thousands)	Acima	Rent-A- Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$294,971	$249,521	$30,656	$5,450	$(507,356)	$73,242
Plus: Interest expense, net	—	—	—	—	110,362	110,362
Plus: Income tax expense	—	—	—	—	34,849	34,849
Plus: Debt refinancing charges	—	—	—	—	4,894	4,894
Operating profit (loss)	294,971	249,521	30,656	5,450	(357,251)	223,347
Plus: Amortization, Depreciation	1,456	21,304	75	2,051	27,073	51,959
Plus: Stock-based compensation					21,265	21,265
Plus: Special Items(1)
Legal matters(2)	—	—	—	—	76,439	76,439
Acima acquired assets depreciation and amortization(3)	43,714	—	—	—	15,886	59,600
Brigit acquired assets depreciation and amortization(4)	—	—	14,267	—	8,525	22,792
Brigit equity consideration vesting(5)	—	—	—	—	19,997	19,997
Brigit replacement awards and other compensation(6)	—	—	1,183	—	13,130	14,313
Asset impairments(7)	—	12,757	—	—	206	12,963
Brigit transaction costs	—	—	—	—	6,685	6,685
Accelerated stock compensation(8)	—	—	—	—	1,599	1,599
Other(9)	—	797	—	—	(2,964)	(2,167)
Adjusted EBITDA(10)	$340,141	$284,379	$46,181	$7,501	$(169,410)	$508,792
Plus: Annual cash incentive	—	—	—	—	11,040	11,040
Adjusted EBITDA(11)	$340,141	$284,379	$46,181	$7,501	$(158,370)	$519,832

(1)
Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations.

(2)
Includes expenses of  $70.3 million related to estimated legal accruals and $6.1 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation and a recently settled patent infringement lawsuit.

(3)
Includes amortization of approximately $43.7 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

(4)
Includes amortization expense of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $8.5 million related to the fair value of acquired software assets.

(5)
Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(6)
Includes amortizatin expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

(7)
Includes lease impairments of approximately $12.4 million and fixed assets impairments of approximately $0.6 million.

(8)
Represents accelerated stock compensation expense related to our letter agreement with the Company’s former Chief Executive Officer.

(9)
Primarily includes interest income on tax refunds for prior years received in 2025 and shutdown and holding costs related to store closures and severance.

(10)
As reported above in the 2025 Company Performance Highlights.

(11)
As defined above and included in the above Pay Versus Performance tables and graphs.

A-4UPBOUND GROUP, INC. - 2026 Proxy Statement

ANNEX A: RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Year Ended December 31, 2024
(In thousands)	Acima	Rent-A- Center	Mexico	Corporate	Consolidated
Net earnings (loss)	$255,549	$297,160	$4,806	$(434,037)	$123,478
Plus: Interest expense, net	—	—	—	107,486	107,486
Plus: Income tax expense	—	—	—	54,063	54,063
Plus: Debt refinancing charges	—	—	—	6,604	6,604
Operating profit (loss)	255,549	297,160	4,806	(265,884)	291,631
Plus: Amortization, Depreciation	1,376	20,508	1,566	27,436	50,886
Plus: Stock-based compensation	—	—	—	26,108	26,108
Plus: Special Items(1)
Acima acquired assets depreciation and amortization(2)	45,460	—	—	15,887	61,347
Legal matters(3)	—	—	—	15,764	15,764
Accelerated software depreciation(4)	—	—	—	6,145	6,145
Asset Impairment(5)	—	5,944	—	—	5,944
Accelerated stock compensation(6)	—	—	—	5,073	5,073
Acima equity consideration vesting(7)	—	—	—	4,893	4,893
Transaction fees(8)	—	—	—	3,656	3,656
Other(9)	—	1,384	—	374	1,758
Adjusted EBITDA(10)	$302,385	$324,996	$6,372	$(160,548)	$473,205
Plus: Annual cash incentive	—	—	—	15,374	15,374
Adjusted EBITDA(11)	$302,385	$324,996	$6,372	$(145,174)	$488,579

(1)
Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations.

(2)
Includes amortization of approximately $45.5 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

(3)
Includes expenses of  $10.7 million related to estimated legal accruals and $5.1 million in litigation and defense expenses for a regulatory lawsuit with the Consumer Financial Protection Bureau (which was previously dismissed with prejudice) and our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys’ General regulatory investigation.

(4)
Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system previously used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system that was deployed in the third quarter of 2024.

(5)
Includes lease impairments of approximately $5.3 million and fixed assets impairments of approximately $0.6 million.

(6)
Represents accelerated stock compensation expense related to our letter agreement with the Company’s former Chief Executive Officer.

(7)
Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(8)
Represents transaction fees related to the Brigit acquisition.

(9)
Primarily includes shutdown and holding expenses related to store closures.

(10)
As reported above in the 2024 Company Performance Highlights.

(11)
As defined above and included in the above Pay Versus Performance tables and graphs.

UPBOUND GROUP, INC. - 2026 Proxy StatementA-5

ANNEX A: RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Year Ended December 31, 2023
(In thousands)	Acima	Rent-A- Center	Mexico	Corporate	Consolidated
Net earnings (loss)	$235,480	$290,605	$4,846	$(536,110)	$(5,179)
Plus: Interest, net	—	—	—	109,998	109,998
Plus: Income tax expense	—	—	—	58,046	58,046
Operating profit (loss)	235,480	290,605	4,846	(368,066)	162,865
Plus: Amortization, Depreciation	1,661	18,962	1,206	29,492	51,321
Plus: Stock-based compensation	—	—	—	24,609	24,609
Plus: Special Items(1)
Acima equity consideration vesting(2)	—	—	—	137,507	137,507
Acima acquired assets depreciation and amortization(3)	57,048	—	—	15,886	72,934
Accelerated software depreciation(4)	—	—	—	9,218	9,218
Legal settlements	—	—	—	319	319
Other(5)	—	—	—	(3,069)	(3,069)
Adjusted EBITDA(6)	$294,189	$309,567	$6,052	$(154,104)	$455,704
Plus: Annual cash incentive	—	—	—	17,900	17,900
Adjusted EBITDA(7)	$294,189	$309,567	$6,052	$(136,204)	$473,604

(1)
Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations.

(2)
Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the Acima acquisition proceeds subject to vesting restrictions.

(3)
Includes amortization of approximately $57.0 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

(4)
Represent incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system that was deployed in the third quarter of 2024.

(5)
Represents interest income on tax refunds for prior years received in 2023.

(6)
As reported in our fourth quarter earnings press release furnished on February 22, 2024 on our Current Report on Form 8-K.

(7)
As defined above and included in the above Pay Versus Performance tables and graphs.

A-6UPBOUND GROUP, INC. - 2026 Proxy Statement

ANNEX A: RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Year Ended December 31, 2022
(In thousands)	Acima	Rent-A- Center	Mexico	Corporate	Consolidated
Net earnings (loss)	$151,301	$353,649	$6,267	$(498,860)	$12,357
Plus: Interest, net	—	—	—	87,067	87,067
Plus: Income tax expense	—	—	—	49,114	49,114
Operating profit (loss)	151,301	353,649	6,267	(362,679)	148,538
Plus: Amortization, Depreciation	1,928	20,672	711	29,768	53,079
Plus: Stock-based compensation	—	—	—	19,399	19,399
Plus: Special Items(1)
Acima equity consideration vesting	—	—	—	143,210	143,210
Acima acquired assets depreciation and amortization(2)	62,052	—	—	15,887	77,939
IT Asset disposals	—	—	—	5,808	5,808
Cost savings initiatives	(384)	118	—	1,992	1,726
Store closure costs	—	1,368	—	—	1,368
Retail partner conversion losses	1,169	—	—	—	1,169
State tax audit assessment reserves	1,165	—	—	—	1,165
Hurricane impacts	—	249	—	—	249
Acima transaction costs	—	—	—	187	187
Legal settlements	—	—	—	(181)	(181)
Other	77	—	—	(287)	(210)
Adjusted EBITDA(3)	$217,308	$376,056	$6,978	$(146,896)	$453,446
Plus: Annual cash incentive	—	—	—	5,081	5,081
Adjusted EBITDA(4)	$217,308	$376,056	$6,978	$(141,815)	$458,527

(1)
Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations.

(2)
Includes amortization of approximately $64.9 million related to the total fair value of acquired intangible assets, incremental depreciation of approximately $15.9 million related to the fair value increase over net book value for acquired software assets, and a depreciation credit adjustment of approximately $(2.9) million related to a step-down of estimated fair value below net book value for acquired lease merchandise.

(3)
As reported in our fourth quarter earnings press release furnished on February 23, 2023 on our Current Report on Form 8-K.

(4)
As defined above and included in the above Pay Versus Performance tables and graphs.

UPBOUND GROUP, INC. - 2026 Proxy StatementA-7

ANNEX A: RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Year Ended December 31, 2021
(In thousands)	Acima	Rent-A- Center	Mexico	Corporate	Consolidated
Net earnings (loss)	$176,496	$469,226	$7,858	$(518,640)	$134,940
Plus: Debt refinancing charges	—	—	—	15,582	15,582
Plus: Interest, net	—	—	—	70,653	70,653
Plus: Income tax expense	—	—	—	59,364	59,364
Operating profit (loss)	176,496	469,226	7,858	(373,041)	280,539
Plus: Amortization, Depreciation	2,122	18,681	511	33,516	54,830
Plus: Special Items(1)
Acima equity consideration vesting	—	—	—	127,060	127,060
Acima acquired assets depreciation and amortization(2)	87,455	—	—	13,239	100,694
Acima transaction costs	—	—	—	17,680	17,680
Legal settlement reserves	—	—	—	17,500	17,500
Acima integration costs	6,849	14	—	3,442	10,305
Hurricane impacts	148	1,276	—	—	1,424
Store closure costs	—	528	3	—	531
COVID-19 testing	—	293	—	—	293
State tax audit assessment reserve	—	—	—	161	161
Adjusted EBITDA(3)	$273,070	$490,018	$8,372	$(160,443)	$611,017
Plus: Annual cash incentive	—	—	—	11,412	11,412
Plus: Stock-based compensation(4)	—	—	—	20,497	20,497
Adjusted EBITDA(5)	$273,070	$490,018	$8,372	$(128,534)	$642,926

(1)
Special items are reported as Other Gains and Charges in the Company’s Consolidated Statements of Operations.

(2)
Includes amortization of approximately $101.7 million related to the total fair value of acquired intangible assets, incremental depreciation of approximately $13.2 million related to the fair value increase over net book value for acquired software assets, and a depreciation credit adjustment of approximately $(14.2) million related to a step-down of estimated fair value below net book value for acquired lease merchandise.

(3)
As reported in our fourth quarter earnings press release furnished on February 24, 2022 on our Current Report on Form 8-K.

(4)
Prior to 2022, we did not exclude stock compensation expense from our calculation of Adjusted EBITDA, as defined above.

(5)
As defined above and included in the above Pay Versus Performance tables and graphs.

A-8UPBOUND GROUP, INC. - 2026 Proxy Statement

ANNEX B:
THE UPBOUND GROUP, INC. 2026 LONG-TERM
INCENTIVE PLAN

UPBOUND GROUP, INC. - 2026 Proxy StatementB-1

ANNEX B: THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

UPBOUND GROUP, INC.
2026 LONG-TERM INCENTIVE PLAN
1.   Purpose.   The purpose of the Upbound Group, Inc. 2026 Long-Term Incentive Plan (as may be amended from time to time, the “Plan”) is to foster the ability of Upbound Group, Inc. (the “Company”) and its subsidiaries to attract, motivate and retain key personnel and enhance stockholder value through the use of certain equity and cash incentive compensation opportunities. The Plan, as approved by the Company’s stockholders on June 2, 2026 (the “Effective Date”), replaces the Upbound Group, Inc. Amended 2021 Long-Term Incentive Plan (the “Prior Plan”) for Awards (as defined below) granted after the Effective Date. On the Effective Date, the Prior Plan terminated and no further awards will be granted thereunder; any awards that remain outstanding under the Prior Plan as of the Effective Date shall be settled under the Prior Plan, subject to their original terms and conditions.
2.   Administration.
(a)   Committee.   The Plan will be administered by the compensation committee of the Company’s board of directors (the “Committee”).
(b)   Responsibility and Authority of Committee.   Subject to the provisions of the Plan, the Committee, acting in its discretion, will have responsibility and full power and authority to (i) select the persons to whom awards under the Plan (“Awards”) will be made and when such Awards will be made, (ii) prescribe the types of Awards to be granted and the terms and conditions of each such Award and make amendments thereto, (iii) correct any defect, supply any omission and reconcile any inconsistency, construe, interpret and apply the provisions of the Plan and of any award agreement evidencing an Award hereunder (each, an “Award Agreement”) or other document governing the terms of an Award made under the Plan and determine disputed facts related thereto; provided that, with respect to all claims or disputes arising out of any determination of the Committee that materially adversely affects an Award holder’s rights, (A) the affected holder shall file a written claim with the Committee for review, explaining the reasons for such claim and (B) the Committee’s decision must be written and must explain the decision, (iv) make any and all determinations and take any and all other actions as the Committee deems necessary or desirable in order to carry out the terms of the Plan and any Award, (v) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations and rules applicable to Award holders, (vi) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vii) accelerate the time or times at which (A) an Award becomes vested, unrestricted or may be exercised or (B) shares of Common Stock (as defined below) are delivered under the Award, (viii) waive or amend any goals, restrictions, vesting provisions or conditions set forth in any Award Agreement, or impose new goals, restrictions, vesting provisions and conditions, (ix) determine whether, to what extent and under what circumstances and method or methods Awards may be settled in cash, Shares of Common Stock, other securities, other Awards or other Property, and (x) exercise all powers granted to the Committee under the Plan. Notwithstanding the foregoing, the Company’s board of directors (the “Board”) will have sole responsibility and authority for matters relating to the grant and administration of Awards to non-employee directors, and reference herein to the Committee with respect to any such matters will be deemed to refer to the Board. In exercising its responsibilities under the Plan, the Committee may obtain at the Company’s expense such advice, guidance and other assistance from outside compensation consultants and other professional advisers as the Committee deems appropriate.
(c)   Delegation of Authority.   Subject to the requirements of applicable law, the Committee may delegate (either generally or specifically) to any person or group or subcommittee of persons (who may, but need not be, members of the Committee) such Plan-related functions within the scope of its responsibility, power and authority on such terms and conditions as it deems appropriate; provided, however, that the Committee may not delegate authority to grant or administer Awards granted to the Company’s senior executive officers. Except as specifically provided to the contrary, references to the Committee include any person or group or subcommittee of persons to whom the Committee has delegated its duties and powers.
(d)   Committee Actions.   A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee on all matters relating to the Plan or any Award Agreement, including as to any disputed question and any questions of construction, interpretation and administration, shall be entitled to the maximum deference permitted by law and shall be final, non-reviewable, non-appealable, binding and conclusive on all persons. The Committee shall keep a record of its proceedings and acts and shall keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan.
(e)   Indemnification.   The Company shall indemnify and hold harmless each member of the Committee or subcommittee appointed by the Committee and any employee or director of the Company or of a subsidiary to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense, including

B-2UPBOUND GROUP, INC. - 2026 Proxy Statement

ANNEX B: THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

legal and other expenses incident thereto, arising out of or incurred in connection with such person’s services under the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such Committee member may otherwise be entitled under the Company’s organizational documents, pursuant to any individual indemnification agreements between such Committee member and the Company, as a matter of law, or otherwise, or any other power the Company may have to indemnify such persons or hold them harmless.
3.   Eligibility.   Awards under the Plan may be made to any present or future directors, officers, employees, consultants and other personnel of the Company or a subsidiary.
4.   Limitations on Plan Awards.
(a)   Aggregate Share Limitations.   The aggregate number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), that may be issued pursuant to Awards granted under the Plan shall not exceed 4,700,000 shares of Common Stock. Up to 4,700,000 shares of Common Stock (as adjusted pursuant to Section 13 below) may be issued under the Plan covering a stock option granted as an “incentive stock option” (within the meaning of Section 422 of the Internal Revenue Code of 1986). Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (the “Acquisition Awards”) will not count against the number of shares of Common Stock that may be granted under the Plan or be subject to the minimum vesting provisions in Section 11 below. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to Nasdaq rules) and do not reduce the maximum number of shares of Common Stock available for grant under the Plan.
(b)   Replacement of Shares.   Shares of Common Stock subject to an Award that is forfeited, expires, terminates or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration, termination or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of shares of Common Stock as were deducted in respect of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the shares of Common Stock available for issuance under the Plan. Shares of Common Stock tendered by an Award holder, repurchased by the Company using proceeds from the exercise of stock options, reserved for issuance upon grant of stock-settled stock appreciation rights to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the stock appreciation rights or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation for an Award will not again be available for Awards under the Plan.
(c)   Director Award Limitations.   Aggregate Awards to any one non-employee director in respect of any calendar year, solely with respect to his or her service as a director, may not exceed $800,000 based on the aggregate value of cash fees, cash-based Awards and Fair Market Value (as defined below) of stock-based Awards, in each case determined as of the grant date.
5.   Stock Option Awards.   Subject to the Plan, the Committee may grant stock options to such persons, at such times and upon such vesting and other conditions as the Committee, acting in its discretion, may determine.
(a)   Minimum Exercise Price.   The purchase price per share of Common Stock covered by an option granted under the Plan may not be less than the Fair Market Value per share of Common Stock on the date the option is granted. For purposes of the Plan, “Fair Market Value” means: (i) if the Common Stock is listed on an established stock exchange or traded on the Nasdaq Stock Market, the closing sales price (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable, and (ii) if not so reported, as determined in accordance with a valuation methodology approved by the Committee. The exercise price under an option which is intended to qualify as an “incentive stock option” (within the meaning of Section 422 of the Internal Revenue Code of 1986) granted to an employee who is a 10% stockholder within the meaning of Section 422(b)(6) of the Code may not be less than 110% of the Fair Market Value per share on the date the option is granted.
(b)   Maximum Duration.   Unless sooner terminated in accordance with its terms, an option will automatically expire on the tenth anniversary of the date it is granted (the fifth anniversary of the date it is granted in the case of an option which is intended to qualify as an “incentive stock option” granted to an employee who is a 10% stockholder).
(c)   Nontransferability.   No option shall be assignable or transferable except upon the optionee’s death to a beneficiary designated by the optionee in a manner prescribed or approved for this purpose by the Committee or, if no designated beneficiary shall survive the optionee, pursuant to the optionee’s will or by the laws of descent and distribution.

UPBOUND GROUP, INC. - 2026 Proxy StatementB-3

ANNEX B: THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

During an optionee’s lifetime, options may be exercised only by the optionee or the optionee’s guardian or legal representative. Notwithstanding the foregoing, the Committee may permit, in its discretion, the inter vivos transfer of an optionee’s options (other than options designated as “incentive stock options”) by gift to any “family member” (within the meaning of Item A.1.(a)(5) of the General Instructions to Form S-8 or any successor provision), on such terms and conditions as the Committee deems appropriate.
(d)   Manner of Exercise.   An option may be exercised by transmitting to the Secretary of the Company (or such other person designated by the Committee) a written notice identifying the option being exercised and specifying the number of shares being purchased, together with payment of the exercise price and the amount of the applicable tax withholding obligations (unless other arrangements are made for the payment of such exercise and/or the satisfaction of such withholding obligations). The Committee, acting in its discretion, may permit the exercise price and withholding obligation to be paid in whole or in part in cash or by check, by means of a cashless exercise procedure to the extent permitted by law, by the surrender of previously-owned shares of Common Stock (to the extent of the Fair Market Value thereof) or, subject to applicable law, by any other form of consideration deemed appropriate.
(e)   Rights as a Stockholder.   No shares of Common Stock will be issued in respect of the exercise of an option until payment of the exercise price and the applicable tax withholding obligations have been made or arranged to the satisfaction of the Company. The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option until the shares are issued pursuant to the exercise of the option.
6.   Stock Awards.   Subject to the Plan, the Committee may grant restricted stock, deferred stock, stock units (whether in the form of restricted stock units or deferred stock units), stock bonus and other stock Awards to such persons, at such times and upon such vesting and other conditions and restrictions as the Committee, acting in its discretion, may determine.
(a)   Stock Certificates for Restricted Stock.   As determined by the Committee in its discretion, shares of restricted stock issued pursuant to a stock Award may be evidenced by book entry on the Company’s stock transfer records or by a stock certificate issued in the recipient’s name, in each case reflecting (including by legend or notation, as applicable) the conditions and restrictions applicable to the shares. The Company may require that any stock certificates for restricted shares be held in custody by the Company or a designee pending the lapse of applicable forfeiture conditions and transfer restrictions. The Committee may condition the issuance of shares of restricted stock on the recipient’s delivery to the Company of a stock power, endorsed in blank, for such shares.
(b)   Stock Certificates for Vested Stock.   As determined by the Committee in its discretion, the recipient of a stock Award which is vested at the time of grant or which thereafter becomes vested may be evidenced by book entry on the Company’s stock transfer records or may be entitled to receive a stock certificate, free and clear of conditions and restrictions (except as may be imposed in order to comply with applicable law) for the shares covered by such vested Award, subject to the payment or satisfaction of applicable tax withholding obligations and, in the case of shares covered by a vested stock unit Award, subject to applicable deferral conditions permitted by Section 409A of the Code.
(c)   Rights as a Stockholder.   Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, (i) the holder of a stock Award will not be entitled to receive dividend payments (or, in the case of an Award of stock units, dividend equivalent payments) with respect to the shares covered by the Award and (ii) the holder of shares of restricted stock may exercise voting rights pertaining to such shares.
(d)   Nontransferability.   Except as may be specifically permitted by the Committee in connection with transfers at death or pursuant to inter vivos gifts, no outstanding stock Award and no shares of stock covered by an outstanding stock Award may be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Company in accordance with the terms of the Award or the Plan. Any attempt to do any of the foregoing shall be null and void and, unless the Committee determines otherwise, shall result in the immediate forfeiture of the Award and/or the shares.
7.   Other Equity-Based Awards.   The Committee may grant stock appreciation rights, dividend equivalent payment rights, phantom shares, phantom stock units, bonus shares and other forms of equity-based Awards to eligible persons, subject to such terms and conditions as it may establish; provided, however, that no dividend or dividend equivalent payment rights shall be attributable to Awards of stock appreciation rights or stock options. The base price for a stock appreciation right granted under the Plan may not be less than the Fair Market Value per share of stock covered by the Award at the time it is granted. Unless sooner terminated in accordance with its terms, a stock appreciation right will automatically expire on the tenth anniversary of the date it is granted. Awards made pursuant to this section may entail the transfer of shares of Common Stock to a participant or the payment in cash or other property determined with reference to shares of Common Stock.

B-4UPBOUND GROUP, INC. - 2026 Proxy Statement

ANNEX B: THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

8.   Cash Awards.   The Committee may grant Awards in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the underlying agreement, including, but not limited to, continuous service with the Company and its subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other measurements of performance.
9.   Performance-Based Equity and Cash Awards.
(a)   General.   The Committee may condition the grant, exercise, vesting or settlement of equity-based Awards or annual or long-term cash incentive Awards on the achievement of specified performance goals in accordance with this section. The applicable performance period for measuring achievement of specified performance goals may be any period designated by the Committee.
(b)   Performance Goals.   Any performance goal established in connection with an Award granted under the Plan may be based on any subjective or objective performance goal determined by the Committee in its discretion. The Committee, in its discretion, may determine to adjust any performance goals applicable to an Award.
(c)   Calculation of Performance-Based Award.   At the expiration of the applicable performance period, the Committee shall determine the extent to which the performance goals established pursuant to this Section 9 have been achieved and the extent to which each performance-based Award has been earned. The Committee may exercise its discretion to increase or decrease the amount or value of an Award that would otherwise be payable in accordance with the terms of a performance-based Award granted under the Plan.
10.   Dividends and Dividend Equivalents.   To the extent dividends or dividend equivalents are included in an Award Agreement for an applicable Award, the right to receive such dividends and dividend equivalent rights shall be subject to the same performance-vesting conditions and/or service-vesting conditions, as applicable, as the underlying Award, and no dividends or dividend equivalents shall be released to the Award holder until the Award to which they pertain has vested. For the avoidance of doubt, no dividends or dividend equivalent rights may be granted in connection with stock options or stock appreciation rights granted under the Plan.
11.   Minimum Vesting Period.   Notwithstanding any other provision of the Plan to the contrary, no Awards granted under the Plan, shall vest or be exercisable (in the case of stock options and stock appreciation rights), earlier than the date that is one year following the date the Award is granted; provided, however, that, notwithstanding the foregoing, (a) the Committee may provide that such restrictions may lapse or be waived upon the recipient’s death or disability or termination of service, or in connection with a Change in Control (as defined in Section 13(b) below), (b) Awards that result in the issuance of an aggregate of up to five percent (5%) of the shares of Common Stock that may be authorized for grant under Section 4 (as such authorized number of shares of Common Stock may be adjusted as provided under the terms of the Plan) may be granted without respect to such minimum vesting provision, and (c) Awards may be granted to non-employee directors without respect to such minimum vesting provision.
12.   Prohibition on Stock Option and Stock Appreciation Right Repricing.   Except as provided in Section 13 below (Adjustments; Change in Control), the Committee may not, without prior approval of the Company’s stockholders, effect any repricing of any previously granted “underwater” stock option or stock appreciation right by: (a) amending or modifying the terms of the stock option or stock appreciation right to lower the exercise price; or (b) canceling the underwater stock option or stock appreciation right and granting either (i) replacement stock options or stock appreciation rights having a lower exercise price, or (ii) restricted stock, restricted stock units, or other stock-based award in exchange, or (iii) canceling or repurchasing the underwater stock options or stock appreciation rights for cash or other securities. A stock option or stock appreciation right will be deemed to be “underwater” at any time when the Fair Market Value of the shares of Common Stock covered by such Award is less than the exercise price or base price of the Award.
13.   Adjustments; Change in Control.
(a)   Adjustments Upon Changes in Capitalization.   The aggregate number and class of shares issuable under the Plan, the maximum number of shares with respect to which options, stock appreciation rights and other equity Awards may be granted to or earned by any employee in any calendar year, the number and class of shares and the exercise price or base price per share covered by each outstanding option and stock appreciation right, and the number and class of shares covered by each outstanding stock Award or other-equity-based Award, and any per-share base or purchase price or target market price included in the terms of any such Award, and related terms shall be adjusted by the Board or the Committee in such manner as it deems appropriate (including, without limitation, by payment of cash) to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution, and/or to reflect a change in the character or class of shares covered by the plan arising from a readjustment or recapitalization of the Company’s capital stock.

UPBOUND GROUP, INC. - 2026 Proxy StatementB-5

ANNEX B: THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

(b)   Change in Control.
(i)   If an Award holder’s employment or other service is terminated by the Company or any successor entity thereto without “cause” or by the Award holder for “good reason” (as each such term is defined in the applicable Award Agreement or an Award holder’s executive transition agreement or employment agreement, if applicable) upon or within two (2) years after a Change in Control, (A) each Award granted to such Award holder prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of employment or other service, and (B) any shares deliverable pursuant to stock units will be delivered promptly (but no later than fifteen (15) days) following such termination.
(ii)   As of the Change in Control date, any outstanding performance-based Awards will be deemed earned at the greater of the target level and the actual performance level through the Change in Control date for all open performance periods and will cease to be subject to any further performance conditions but will continue to be subject to time-based vesting following the Change in Control in accordance with the original vesting and/or performance period and subject to the provisions of clause (i) above.
(iii)   Notwithstanding the foregoing, in the event of a Change in Control, an Award holder’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its discretion: (A) settle such Awards for fair value (as determined in the discretion of the Committee), which in the case of options and stock appreciation rights, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such options or stock appreciation rights over the aggregate exercise price of such options or stock appreciation rights, as the case may be; (B) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its discretion; or (C) provide that for a period of at least twenty (20) days prior to the Change in Control, any options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all shares of Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in the Change in Control includes contingent value rights, the Committee will determine if Awards settled under clause (A) above are (1) valued at closing taking into account such contingent value rights (with the value determined by the Committee in its sole discretion) or (2) entitled to a share of such contingent value rights. For the avoidance of doubt, in the event of a Change in Control where all options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this clause (iii) may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.
(c)   “Change in Control” means the occurrence of any of the following:
(i)   any “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 30% or more of the combined voting power of the then outstanding securities of the Company eligible to vote for the election of the members of the Board (the “Company Voting Securities”), unless (A) such person is the Company, (B) such person is an employee benefit plan (or a trust which is a part of such a plan) which provides benefits exclusively to, or on behalf of, employees or former employees of the Company, (C) such person is the Award holder, an entity controlled by the Award holder or a group which includes the Award holder or (D) ) such person acquired such securities in a Non-Qualifying Transaction (as defined in clause (iv) below);
(ii)   during any period of not more than twelve (12) months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the Company’s proxy statement in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

B-6UPBOUND GROUP, INC. - 2026 Proxy Statement

ANNEX B: THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

(iii)   any dissolution or liquidation of the Company or any sale or disposition of all or substantially all of the assets or business of the Company; or
(iv)   the consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of  (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this clause (iv) will be deemed to be a “Non-Qualifying Transaction”).
(d)   Fractional Shares.   In the event of any adjustment in the number and type of shares covered by any Award pursuant to the provisions hereof, any fractional shares resulting from such adjustment shall be disregarded, and each such Award shall cover only the number of full shares resulting from the adjustment.
(e)   Determination of Board or Committee to be Final.   All adjustments under this Section 13 shall be made by the Board or the Committee, and its determination as to what adjustments shall be made, and the extent thereof, shall be entitled to the maximum deference permitted by law and shall be final, non-reviewable, non-appealable, binding and conclusive on all persons.
14.   Tax Withholding.   As a condition to the exercise or settlement of any Award, or in connection with any other event that gives rise to a tax withholding obligation on the part of the Company or a subsidiary relating to an Award, the Company and/or the subsidiary may (a) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to the recipient of an Award, whether or not made pursuant to the Plan or (b) require the recipient to remit cash (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of stock, then, at the discretion of the Committee, the recipient may satisfy the applicable tax withholding obligation by electing to have the Company withhold shares of stock or by tendering previously-owned shares, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules).
15.   Amendment and Termination.   The Board may amend or terminate the Plan; provided, however, that no such action may materially adversely affect a holder’s rights under an outstanding Award without his or her written consent. Any amendment that would increase the aggregate number of shares of Common Stock issuable under the Plan, the maximum number of shares with respect to which options, stock appreciation rights or other equity awards may be granted to any employee in any calendar year, or that would modify the class of persons eligible to receive Awards shall be subject to the approval of the Company’s stockholders. The Committee may amend the terms of any agreement or Award made hereunder at any time and from time to time; provided, however, that any amendment which would adversely affect a holder’s rights under an outstanding Award may not be made without his or her consent.
16.   General Provisions.
(a)   Shares Issued Under Plan.   Shares of Common Stock available for issuance under the Plan may be authorized and unissued, held by the Company in its treasury or otherwise acquired for purposes of the Plan. No fractional shares will be issued under the Plan.
(b)   Compliance with Law and Other Requirements.   The Company will not be obligated to issue or deliver shares of stock pursuant to the Plan unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the requirements of any stock exchange or market upon which the Company’s stock may then be listed, and the Company’s insider trading policy, as in effect from time to time. The Company may prevent or delay the exercise of an option or stock appreciation right, or the settlement of an Award and/or the termination of restrictions applicable to an Award if and to the extent the Company deems necessary or advisable in order to avoid a violation of applicable laws or its own policies regarding the purchase and sale of its stock. If, during the period of any such ban or delay, the term of an affected stock option, stock appreciation right

UPBOUND GROUP, INC. - 2026 Proxy StatementB-7

ANNEX B: THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

or other Award would expire, then the term of such option, stock appreciation right or other Award will be extended for thirty days after the Company removes the restriction against exercise.
(c)   Transfer Orders; Placement of Legends.   All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable, including pursuant to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Company’s stock may then be listed, and any applicable federal or state securities law. The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.
(d)   No Employment or other Rights.   Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other service with the Company or a subsidiary or interfere in any way with the right of the Company and its subsidiaries at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other service.
(e)   Decisions and Determinations Final.   All decisions and determinations made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee, shall be entitled to the maximum deference permitted by law and shall be final, non-reviewable, non-appealable, binding and conclusive on all persons.
(f)   Non-Uniform Determinations.   The Board’s and the Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board and the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (i) the persons to receive Awards, (ii) the terms and provisions of Awards and (iii) whether an Award holder’s employment or other service has been terminated for purposes of the Plan.
(g)   Section 409A.   The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Award recipient’s “separation from service” as defined in Section 409A of the Code shall instead be paid on the first payroll date after the six-month anniversary of the recipient’s separation from service (or the recipient’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any individual under Section 409A of the Code and neither the Company nor the Committee will have any liability to any individual for such tax or penalty. If the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Award holder’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment.
(h)   Clawback/Recapture Policy.   Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Award holder.
17.   Governing Law.   All rights and obligations under the Plan and each Award Agreement or instrument shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its principles of conflict of laws.
18.   Dispute Resolution.   Any controversy or claim between the Company and an Award holder arising out of or relating to or concerning the Plan or any Award granted hereunder will be finally settled by arbitration in Dallas, Texas administered by the American Arbitration Association (the “AAA”) and each party shall be responsible for its own legal fees; provided, however, that the Company shall reimburse the Award holder for such holder’s reasonable fees and expenses incurred in connection with such dispute if the arbitrator determines that the Award holder has substantially prevailed on at least one claim. The Award holder or the Company may bring an action or special proceeding in a state or federal court of competent jurisdiction sitting in Dallas, Texas to enforce any arbitration award under this Section 18.

B-8UPBOUND GROUP, INC. - 2026 Proxy Statement

ANNEX B: THE UPBOUND GROUP, INC. 2026 LONG-TERM INCENTIVE PLAN

19.   Term of the Plan.   The Plan shall become effective on the date of approval by the Company’s stockholders. Unless terminated sooner by the Board, the Plan shall terminate on the tenth anniversary of the Effective Date. The rights of any person with respect to an Award made under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the Award and of the Plan, as each is then in effect or is thereafter amended.
As approved by the Company’s stockholders on June 2, 2026.

UPBOUND GROUP, INC. - 2026 Proxy StatementB-9

UPBOUND GROUP, INC.5501 HEADQUARTERS DRIVEPLANO, TX 75024 SCAN TOVIEW MATERIALS & VOTE SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET PRIOR TO THE MEETING - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m., Eastern Time, on June 1, 2026. Have your proxy card in hand when youaccess the website and follow the instructions to obtain your records and to create an electronicvoting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time,on June 1, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you received paper copies of the proxy materials and would like to reduce the costs incurredby us in mailing proxy materials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery,please follow the instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95002-P47646 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UPBOUND GROUP, INC. The Board of Directors recommends you vote FOR each director nominee listed in Proposal 1, FOR Proposals 2, 3 and 5 and ONE YEAR on Proposal 4. 1. To elect the directors nominated by the Board of Directors: 1a. Jeffrey Brown 1b. Charu Jain 1c. Fahmi Karam 1d. Molly Langenstein 1e. Harold Lewis 1f. Glenn Marino 1g. Carol McFate For Against Abstain 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026 3. To approve, by non-binding vote, compensation of the named executive officers for the year ended December 31, 2025 4. To approve, by non-binding vote, the frequency of future advisory votes on executive compensation 5. To approve the Upbound Group, Inc. 2026 Long-Term Incentive Plan NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof. 1 Year 2 Years 3 Years Abstain For Against Abstain NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

P47646Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and the Proxy Statement and most recent Annual Report on Form 10-K of Upbound Group, Inc. are available at investor.upbound.com and www.proxyvote.com. V95003-P47646 2026 Annual Meeting of Stockholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UPBOUND GROUP, INC. The undersigned hereby appoints Fahmi Karam and Bryan Pechersky, and each of them, with power to act without the other and with power of substitution, as proxies to cast all votes that the undersigned is entitled to cast at Upbound Group, Inc.'s 2026 Annual Meeting of Stockholders to be held June 2, 2026 at the Upbound Group, Inc. Field Support Center, which is located, along with our principal executive offices, at 5501 Headquarters Drive, Plano, Texas 75024, or any postponement or adjournment thereof, with authority to vote on the proposals as indicated on the reverse side of this Proxy and in their discretion upon such other matters as may be properly presented at the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN AS TO ANY OR ALL PROPOSALS BUT THIS PROXY IS SIGNED AND DATED, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS WITH RESPECT TO SUCH PROPOSALS.(Continued and to be marked, signed and dated on the other side)

UPBOUND GROUP, INC. 5501 HEADQUARTERS DRIVE PLANO, TX 75024 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET PRIOR TO THE MEETING - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m., Eastern Time, on May 28, 2026. Have your proxy card in hand when youaccess the website and follow the instructions to obtain your records and to create an electronicvoting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time,on May 28, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you received paper copies of the proxy materials and would like to reduce the costs incurredby us in mailing proxy materials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery,please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95004-P47646 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UPBOUND GROUP, INC. The Board of Directors recommends you vote FOR each director nominee listed in Proposal 1, FOR Proposals 2, 3 and 5 and ONE YEAR on Proposal 4. 1. To elect the directors nominated by the Board of Directors: For Against Abstain 1a. Jeffrey Brown 1b. Charu Jain 1c. Fahmi Karam 1d. Molly Langenstein 1e. Harold Lewis 1f. Glenn Marino 1g. Carol McFate 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026 3. To approve, by non-binding vote, compensation of the named executive officers for the year ended December 31, 2025 4. To approve, by non-binding vote, the frequency of future advisory votes on executive compensation 5. To approve the Upbound Group, Inc. 2026 Long-Term Incentive Plan NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof. 1 Year 2 Years 3 Years Abstain For Against Abstain NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

P47646Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and the Proxy Statement and most recent Annual Report on Form 10-K of Upbound Group, Inc. are available at investor.upbound.com and www.proxyvote.com. V95005-P47646 2026 Annual Meeting of Stockholders THIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS OF UPBOUND GROUP, INC. The undersigned participant in the Upbound Group, Inc. 401(k) Retirement Savings Plan (the "401(k) Plan") hereby directs Fidelity Management Trust Company, or other duly named trustee of the 401(k) Plan, to vote his or her shares held through the 401(k) Plan as indicated on the reverse side of this Proxy, or if not so indicated, in accordance with the policy adopted by Upbound Group, Inc. in accordance with the 401(k) Plan document (voting for each proposal as recommended by the board of directors of Upbound Group, Inc.). THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN AS TO ANY OR ALL PROPOSALS BUT THIS PROXY IS SIGNED AND DATED, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS WITH RESPECT TO SUCH PROPOSALS. (Continued and to be marked, signed and dated on the other side)